FIDELITY(REGISTERED TRADEMARK)
ASSET MANAGER: AGGRESSIVESM

ANNUAL REPORT
SEPTEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

MARKET RECAP           5   An overview of the market's
                           performance and the factors
                           driving it.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT SUMMARY     9   A summary of the fund's
                           investments.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   14  Statements of assets and
                           liabilities, operations, and
                           changes in net assets, as
                           well as financial highlights.

NOTES                  18  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  21  The auditors' opinion.
ACCOUNTANTS

PROXY VOTING RESULTS   22

OF SPECIAL NOTE        23


Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

September proved troublesome for the equity markets, as the Dow Jones Industrial Average shed nearly 1,000 points from its record high set about a month earlier. Jitters over an exceedingly strong economy and the direction of short-term interest rates were the primary causes of the Dow's struggle. Benefiting in part from a mild flight to safety, prices of the benchmark 30-year Treasury bond were modestly higher for the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. Asset Manager funds are already diversified because they invest in stocks, bonds and short-term and money market instruments, both in the U.S. and overseas. If you have a shorter investment time horizon, you might want to consider moving some of your investment into Asset Manager: IncomeSM, which generally has a higher weighting in short-term investments compared with the other Asset Manager funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total return would have been lower.

CUMULATIVE TOTAL RETURNS

PERIOD ENDED SEPTEMBER 30,             LIFE OF FUND
1999

ASSET MANAGER: AGGRESSIVE SM           2.20%

Asset Manager: Aggressive              0.29%
Composite

 S&P 500 (registered trademark)        0.44%

 LB Aggregate Bond                     -0.52%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, since the fund started on September 24, 1999. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Asset Manager: Aggressive Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index, weighted according to the fund's neutral mix*. The benchmarks listed in the table above include reinvested dividends and capital gains, if any.

AVERAGE ANNUAL TOTAL RETURNS

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of the hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. If you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

*CURRENTLY 85% STOCKS AND 15% BONDS/SHORT TERM MONEY MARKET
INSTRUMENTS EFFECTIVE SEPTEMBER 24, 1999.

MARKET RECAP


The old saying goes that in life, only death and taxes are certain. In market terms, one could argue that in any given period, stock and bond performance will most certainly be dictated by varying degrees of volatility, Federal Reserve Board monetary policy and investor sentiment. The 12-month period that ended September 30, 1999, did nothing to dispel this notion as all three factors played key roles in each market's showing.

STOCKS: Despite persistent ups and downs, the U.S. equity market managed to produce another period of double-digit returns. For the 12-month period ending September 30, 1999, the Standard & Poor's 500 Index and the Dow Jones Industrial Average returned 27.80% and 33.88%, respectively. Fed monetary policy influenced performance at different junctures. Early in the period, the Fed tried to stabilize the impact of tenuous global markets by announcing a series of interest-rate cuts. Investors cheered this move as the Dow hit the 10,000 level for the first time in late March. Late in the second quarter, however, concerns over an overheating U.S. economy and global market recoveries triggered inflation fears and frittered away some of the market's gains. In mid-May, the Fed switched gears, indicating that it favored raising interest rates down the road. On June 30, the Fed held true to its word and raised the federal funds rate by 0.25%. Another quarter-percentage point rate hike followed in August, and the market sold off throughout the third quarter as investors anticipated additional increases.

BONDS: For taxable bonds, it may be appropriate that the 12-month period ending September 30, 1999, coincided with a busy storm season along the eastern seaboard of the U.S. The investing climate during this period was anything but kind to taxable bonds as the Lehman Brothers Aggregate Bond Index returned -0.37%. Interest-rate levels were at extreme lows as the period began, and bond yields gradually rose in response to the strong economy. Pressure - in the form of two successive rate increases by the Fed - weighed heavily on Treasuries, wiping out nearly all of the easing from rate cuts in 1998. The Lehman Brothers Treasury Index returned -1.97% during the 12-month period. The spread sectors - that is, corporates, mortgages and agencies - performed a bit better as investors favored higher-yielding alternatives. Corporates rallied, but supply and demand concerns impeded the group and the Lehman Brothers Corporate Bond Index closed the period down 1.40%. Mortgages, meanwhile, benefited from rising rates, slow refinancing activity and lower supply. The Lehman Brothers Mortgage-Backed Securities Index returned 2.27% during the period.

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Richard Habermann)

An interview with Richard Habermann, Portfolio Manager of Asset
Manager: Aggressive

Q. HOW DID THE FUND PERFORM, DICK?

A. The fund is simply too new to get any type of handle on performance. The fund commenced operations on September 24, 1999, just six days before the end of the period we're analyzing. That being said, the fund managed a return of 2.20% in that short time frame. The Asset Manager: Aggressive Composite Index - to which the fund compares performance - returned 0.29% during the same period. Going forward, the fund also will compare its performance to that of the flexible portfolio funds average, a group of peer funds whose performance is measured by Lipper Inc. We'll discuss the fund's performance in six- and 12-month intervals.

Q. WHAT IS THE ASSET MANAGER: AGGRESSIVE COMPOSITE INDEX?

A. Basically, the composite index is a hypothetical combination of unmanaged indexes. In this case, the index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. The composite index is weighted according to the fund's neutral mix of investments.

Q. CAN YOU EXPLAIN HOW THE FUND'S INVESTMENT PORTFOLIO WILL BE
STRUCTURED?

A. Sure. Fidelity offers three other Asset Manager funds, each of which has different mixtures of equities, bonds and short-term investments. The percentage in each security type depends on the objectives of the fund. Asset Manager: Aggressive, as its name implies, will allocate even more of its investments to equities. The fund's investment mix will typically involve 85% stocks and 15% bonds and short-term securities.

Q. HOW WILL THE FUND'S INVESTMENT MANAGEMENT PROCESS WORK?

A. Asset Manager: Aggressive is actively managed. I serve as the lead portfolio manager and am responsible for overall asset allocation. For instance, if I feel that a higher weighting in bonds would be advantageous, the fund may allocate more of its investments to bonds and other short-term/money market securities than the 15% neutral mix figure. While I keep an eye on allocation mixes, there are four Fidelity subportfolio managers watching over each subportfolio. Brad Lewis, who manages several Fidelity stock funds, is responsible for the equity portion of the fund. The bond subportfolio is managed by both Charlie Morrison and Fred Hoff. Charlie focuses on the investment-grade arena - including corporate and mortgage-backed bonds
- and Fred has responsibility for the fund's high-yield positions. Finally, John Todd - who manages a number of money market funds for Fidelity - manages the fund's short-term and money market investments.

Q. WHAT FACTORS DO YOU FEEL WILL PLAY KEY ROLES IN TERMS OF THE FUND'S PERFORMANCE?

A. It may sound obvious, but both asset allocation and individual security selection have to be clicking on all cylinders. For example, if the stock market is surging and technology stocks are leading the way, I may opt to bump up the fund's equity investments. But it's up to Brad to find the winners. On the bond side of things, both Charlie and Fred will try to add value through extensive research. Studying a bond's characteristics inside and out is much more conducive to good, long-term performance than playing the fool's game of trying to guess where interest rates will go. Within the money market portfolio, John will try to maintain an effective blend of maturities to take advantage of market happenings. Assets from this subportfolio also may be invested in a money market mutual fund.

Q. WHAT TYPES OF STOCKS DID THE FUND OWN AT THE CLOSE OF THE PERIOD?

A. The fund's top individual position as of September 30 was Pope & Talbot, a company engaged in the production of wood products. Research indicated a strong revenue and earnings growth profile for the company. The fund also owned considerable stakes in several oil exploration and energy-related stocks, including Vintage Petroleum, Apache Corp. and Public Service Enterprise Group. With oil prices on the rise, increased exploration activity may result and these companies could stand to benefit.

Q. CAN YOU GIVE YOUR TAKE ON SOME OF THE RECENT TRENDS WITHIN THE
STOCK MARKET?

A. The big story over the past 12 months has been the strong gains we've seen within the technology sector. The Internet has played an integral role in changing the way America conducts business, and many companies have adapted. Of course, the skeptic's view of this is that many Internet-related stocks have shaky future earnings models and exorbitant prices. As of September 30, just over 24% of the fund's assets were devoted to technology names.

Q. WHAT'S YOUR OUTLOOK?

A. There were stretches of time during 1999 in which smaller- and medium-sized stocks held their own against larger stocks. If this type of broad participation becomes sustainable, it would be beneficial to the fund. Another key factor could be improving global economies. If we continue to see progress overseas, this could heighten concerns over inflation and higher interest rates here at home. These factors will play a big role in helping me determine suitable asset mixes going forward.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: maximum total return
over the long term through
investing in stocks, bonds
and short-term and money
market instruments

FUND NUMBER: 347

TRADING SYMBOL: FAGGX

START DATE: September 24,
1999

SIZE: as of September 30,
1999, more than $3 million

MANAGER: Richard
Habermann, since
September 1999; manager,
Asset Manager, Asset
Manager: Income and Asset
Manager: Growth, since
1996; Fidelity Trend Fund,
1977-1981; Fidelity
Magellan Fund,
1972-1977; joined Fidelity
in 1968

DICK HABERMANN ON THE
ADVANTAGES OF ASSET ALLOCATION:

"One question I hear from time to
time is, `If the stock market is
performing so well, why is it smart
to consider asset allocation
funds?' While the stock market has
churned out impressive numbers
in recent years, it hasn't come
without doses of volatility.

"The asset allocation strategies
inherent in the Asset Manager
funds can be effective in
mitigating volatility. The concept
behind the funds is that the bond
and short-term/money market
investments can dampen volatility
for the stock portion. While a
smaller concentration in stocks
can be detrimental when the stock
market is strong, the fund can still
benefit when bonds or
money-market securities are
performing well.

"Asset allocation is sort of like an
all-weather tire in that it makes
sense under varied market
conditions. An all-stock portfolio,
for instance, may not be a suitable
investment for investors with
short-term goals or with an
aversion to risk. Also, since no one
can predict when and how
dramatically markets will shift, it
may be logical to pursue asset
allocation in up and down
markets. Because of their inherent
diversification across asset
classes, the Asset Manager funds
tend to have a lower risk profile
than most diversified stock funds."

INVESTMENT SUMMARY


TOP TEN STOCKS AS OF
SEPTEMBER 30, 1999

                           % OF FUND'S NET ASSETS

Pope & Talbot, Inc.         4.6

Solectron Corp.             4.5

Vintage Petroleum, Inc.     4.4

Public Service Enterprise   4.3
Group, Inc.

Apache Corp.                4.2

Ocean Energy, Inc.          4.2

Waters Corp.                4.1

LSI Logic Corp.             4.0

Stone Energy Corp.          4.0

Commscope, Inc.             3.9

                            42.2

TOP TEN MARKET SECTORS
(STOCKS ONLY) AS OF
SEPTEMBER 30, 1999

                           % OF FUND'S NET ASSETS

TECHNOLOGY                  24.4

ENERGY                      18.0

DURABLES                    10.3

UTILITIES                   8.5

BASIC INDUSTRIES            8.5

NONDURABLES                 6.0

SERVICES                    5.3

HEALTH                      4.5

RETAIL & WHOLESALE          1.2

FINANCE                     1.1

ASSET ALLOCATION

AS OF SEPTEMBER 30, 1999 *

Stock class       87.8%
Bond class         9.6%
Short-term class   2.6%
*FOREIGN
INVESTMENTS        0.0%

Row: 1, Col: 1, Value: 87.8
Row: 1, Col: 2, Value: 9.6
Row: 1, Col: 3, Value: 2.6
Row: 1, Col: 1, Value: 0.0
Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0

ASSET ALLOCATIONS IN THE PIE CHARTS REFLECT THE CATEGORIZATION OF
ASSETS AS DEFINED IN THE FUND'S PROSPECTUS IN EFFECT AS OF THE TIME PERIODS INDICATED ABOVE. FINANCIAL STATEMENT CATEGORIZATIONS CONFORM TO ACCOUNTING STANDARDS AND WILL DIFFER FROM THE PIE CHART.

INVESTMENTS SEPTEMBER 30, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 87.8%

                                 SHARES               VALUE (NOTE 1)

BASIC INDUSTRIES - 8.5%

METALS & MINING - 3.9%

Commscope, Inc. (a)               3,700               $ 120,250

PAPER & FOREST PRODUCTS - 4.6%

Pope & Talbot, Inc.               11,300               139,834

TOTAL BASIC INDUSTRIES                                 260,084

DURABLES - 10.3%

AUTOS, TIRES, & ACCESSORIES -
2.9%

Cummins Engine Co., Inc.          1,800                89,663

HOME FURNISHINGS - 4.8%

Haverty Furniture Companies,      6,600                95,700
Inc.

Miller (Herman), Inc.             2,100                50,203

                                                       145,903

TEXTILES & APPAREL - 2.6%

McNaughton Apparel Group,         9,100                79,625
Inc. (a)

TOTAL DURABLES                                         315,191

ENERGY - 18.0%

OIL & GAS - 18.0%

Apache Corp.                      3,000                129,563

Stone Energy Corp. (a)            2,400                122,100

Tom Brown, Inc. (a)               3,100                45,725

Vastar Resources, Inc.            1,900                118,869

Vintage Petroleum, Inc.           10,100               136,350

                                                       552,607

FINANCE - 1.1%

SAVINGS & LOANS - 1.1%

Bank United Corp. Class A         1,100                35,613

HEALTH - 4.5%

DRUGS & PHARMACEUTICALS - 4.5%

Andrx Corp. (a)                   1,000                58,531

Biogen, Inc. (a)                  400                  31,525

IDEC Pharmaceuticals Corp. (a)    500                  47,016

                                                       137,072

COMMON STOCKS - CONTINUED

                                 SHARES               VALUE (NOTE 1)

NONDURABLES - 6.0%

BEVERAGES - 3.2%

Anheuser-Busch Companies,         1,400               $ 98,088
Inc.

FOODS - 2.8%

Quaker Oats Co.                   1,400                86,625

TOTAL NONDURABLES                                      184,713

RETAIL & WHOLESALE - 1.2%

APPAREL STORES - 1.2%

Factory 2-U Stores, Inc. (a)      1,200                35,850

SERVICES - 5.3%

LEASING & RENTAL - 3.4%

Dollar Thrifty Automotive         5,000                103,438
Group, Inc. (a)

SERVICES - 1.9%

Insurance Auto Auctions, Inc.     4,000                59,500
(a)

TOTAL SERVICES                                         162,938

TECHNOLOGY - 24.4%

ELECTRONIC INSTRUMENTS - 5.1%

LAM Research Corp. (a)            500                  30,500

Waters Corp. (a)                  2,100                127,181

                                                       157,681

ELECTRONICS - 14.1%

hi/fn, Inc.                       700                  77,175

LSI Logic Corp. (a)               2,400                123,600

Power Integrations, Inc. (a)      700                  48,475

Solectron Corp. (a)               1,900                136,444

Xilinx, Inc. (a)                  700                  45,872

                                                       431,566

PHOTOGRAPHIC EQUIPMENT - 5.2%

Imation Corp. (a)                 3,200                99,200

In Focus Systems, Inc. (a)        3,500                58,625

                                                       157,825

TOTAL TECHNOLOGY                                       747,072

COMMON STOCKS - CONTINUED

                                 SHARES               VALUE (NOTE 1)

UTILITIES - 8.5%

ELECTRIC UTILITY - 4.3%

Public Service Enterprise         3,400               $ 131,325
Group, Inc.

GAS - 4.2%

Ocean Energy, Inc. (a)            12,700               129,381

TOTAL UTILITIES                                        260,706

TOTAL COMMON STOCKS                                    2,691,846
(Cost $2,627,240)


U.S. TREASURY OBLIGATIONS -
9.6%

MOODY'S RATINGS (UNAUDITED) (B)            PRINCIPAL AMOUNT

U.S. Treasury Bonds:

6.875% 8/15/25                    Aaa      $ 48,000                     50,940

9.875% 11/15/15                   Aaa       23,000                      30,806

U.S. Treasury Notes:

5.5% 5/31/03                      Aaa       77,000                      76,194

6.625% 6/30/01                    Aaa       83,000                      84,284

7% 7/15/06                        Aaa       50,000                      52,516

TOTAL U.S. TREASURY OBLIGATIONS                                        294,740
(Cost $296,526)


CASH EQUIVALENTS - 6.3%

                                            MATURITY AMOUNT

Investments in repurchase                 $ 193,028                    193,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.25%,
dated 9/30/99 due 10/1/99
(Cost $193,000)

TOTAL INVESTMENT PORTFOLIO -                                         3,179,586
103.7%  (Cost $3,116,766)

NET OTHER ASSETS - (3.7)%                                            (114,806)

NET ASSETS - 100%                                                  $ 3,064,780

LEGEND

(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

INCOME TAX INFORMATION

At September 30, 1999, the aggregate cost of investment securities for income tax purposes was $3,116,766. Net unrealized appreciation aggregated $62,820, of which $86,435 related to appreciated investment securities and $23,615 related to depreciated investment securities.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                    SEPTEMBER 30, 1999

ASSETS

Investment in securities, at               $ 3,179,586
value (including repurchase
agreements of $193,000)
(cost $3,116,766) -  See
accompanying schedule

Cash                                        402

Dividends receivable                        210

Interest receivable                         4,783

Prepaid expenses                            20,350

Receivable from investment                  26,730
adviser for expense
reductions

 TOTAL ASSETS                               3,232,061

LIABILITIES

Payable for investments         $ 119,625
purchased

Other payables and accrued       47,656
expenses

 TOTAL LIABILITIES                          167,281

NET ASSETS                                 $ 3,064,780

Net Assets consist of:

Paid in capital                            $ 3,000,010

Undistributed net investment                1,950
income

Net unrealized appreciation                 62,820
(depreciation) on investments

NET ASSETS, for 300,001                    $ 3,064,780
shares outstanding

NET ASSET VALUE, offering                   $10.22
price and redemption price
per share ($3,064,780
(divided by) 300,001 shares)

STATEMENT OF OPERATIONS
                             SEPTEMBER 24, 1999
                   (COMMENCEMENT OF OPERATIONS)
                          TO SEPTEMBER 30, 1999

INVESTMENT INCOME                         $ 210
Dividends

Interest                                   2,316

 TOTAL INCOME                              2,526

EXPENSES

Management fee                 $ 279

Transfer agent fees             170

Accounting fees and expenses    952

Custodian fees and expenses     600

Registration fees               10,084

Audit                           15,500

 Total expenses before          27,585
reductions

 Expense reductions             (27,009)   576

NET INVESTMENT INCOME                      1,950

Change in net unrealized                   62,820
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                            62,820

NET INCREASE (DECREASE) IN                $ 64,770
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
                                SEPTEMBER 24, 1999
                                (COMMENCEMENT OF OPERATIONS)
                                TO SEPTEMBER 30, 1999

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment       $ 1,950
income

 Change in net unrealized        62,820
appreciation (depreciation)

 NET INCREASE (DECREASE) IN      64,770
NET ASSETS RESULTING FROM
OPERATIONS

Share transactions Net           3,000,010
proceeds from sales of shares

 NET INCREASE (DECREASE) IN      3,000,010
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)      3,064,780
IN NET ASSETS

NET ASSETS

 Beginning of period             -

 End of period (including       $ 3,064,780
undistributed net investment
income  of $1,950)

OTHER INFORMATION                300,001
Shares sold

FINANCIAL HIGHLIGHTS
YEAR ENDED SEPTEMBER 30,         1999 F

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.00
period

Income from Investment
Operations

Net investment income D           .01

Net realized and unrealized       .21
gain (loss)

Total from investment             .22
operations

Net asset value, end of period   $ 10.22

TOTAL RETURN B, C                 2.20%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 3,065
(000 omitted)

Ratio of expenses to average      1.20% A, E
net assets

Ratio of expenses to average      1.20% A
net assets after expense
reductions

Ratio of net investment           4.06% A
income to average net assets

Portfolio turnover rate           0% A

A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FOR THE PERIOD SEPTEMBER 24, 1999 (COMMENCEMENT OF OPERATIONS) TO SEPTEMBER 30, 1999.

NOTES TO FINANCIAL STATEMENTS
For the period ended September 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Asset Manager: Aggressive (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses of the fund except for the cost of registering and qualifying shares of the fund for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences may result in distribution reclassifications.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $2,923,766 and $0, respectively, of which U.S. government and government agency obligations aggregated $296,526 and $0, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is 0.30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of 0.58% of average net assets

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of 0.35% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses, if any) above an annual rate of 1.20% of average net assets. For the period, the reimbursement reduced the expenses by $27,009.

6. BENEFICIAL INTEREST.

At the end of the period, FMR was record owner of 100% of the total outstanding shares of the fund.

INDEPENDENT AUDITORS' REPORT


To the Trustees of Fidelity Charles Street Trust and the Shareholders of Asset Manager: Aggressive:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Asset Manager: Aggressive as of September 30, 1999, and the related statements of operations , changes in net assets and financial highlights for the period September 24, 1999 (commencement of operations) to September 30, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at September 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Asset Manager: Aggressive at September 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the period September 24, 1999 (commencement of operations) to September 30, 1999 in conformity with generally accepted accounting principles.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 8, 1999

PROXY VOTING RESULTS


A special meeting of the Trust's shareholders was held on October 5, 1999. Shareholders of record at the close of business on August 9, 1999 were entitled to vote. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*
                    # OF                % OF
                    VOTES CAST          VOTES CAST
Affirmative         7,814,341,510.26    77.480

Against             350,207,085.34      3.472

Abstain             1,921,059,118.40    19.048

TOTAL               10,085,607,714.00   100.000

Broker Non-Votes    1,561,206.99

* DENOTES TRUST-WIDE PROPOSALS AND
 VOTING RESULTS.

OF SPECIAL NOTE


INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Investments Money
 Management, Inc. (FIMM)
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Richard C. Habermann, Vice President
Bradford F. Lewis, Vice President
Charles S. Morrison, Vice President
John J. Todd, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

AGG-ANN-1199  88145
1.728722.100

ADVISORY BOARD

J. Gary Burkhead
Abigail P. Johnson

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

The Chase Manhattan Bank
New York, NY

FIDELITY'S ASSET ALLOCATION FUNDS

Asset ManagerSM
Asset Manager: AggressiveSM
Asset Manager: GrowthSM
Asset Manager: IncomeSM
Fidelity Freedom Funds(registered trademark) -
Income, 2000, 2010, 2020, 2030

THE FIDELITY TELEPHONE CONNECTION

MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 (for the deaf and hearing impaired)
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY(REGISTERED TRADEMARK)
ASSET MANAGER: GROWTHSM

ANNUAL REPORT
SEPTEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE     3   Ned Johnson on investing
                            strategies.

PERFORMANCE             4   How the fund has done over
                            time.

MARKET RECAP            6   An overview of the market's
                            performance and the factors
                            driving it.

FUND TALK               7   The manager's review of fund
                            performance, strategy and
                            outlook.

INVESTMENT CHANGES      10  A summary of major shifts in
                            the fund's investments over
                            the past six months.

INVESTMENTS             11  A complete list of the fund's
                            investments with their
                            market values.

FINANCIAL STATEMENTS    42  Statements of assets and
                            liabilities, operations, and
                            changes in net assets, as
                            well as financial highlights.

NOTES                   46  Notes to the financial
                            statements.

REPORT OF INDEPENDENT   51  The auditors' opinion.
ACCOUNTANTS

OTHER FUND INFORMATION  52

DISTRIBUTIONS           53

PROXY VOTING RESULTS    54

OF SPECIAL NOTE         55


Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

September proved troublesome for the equity markets, as the Dow Jones Industrial Average shed nearly 1,000 points from its record high set about a month earlier. Jitters over an exceedingly strong economy and the direction of short-term interest rates were the primary causes of the Dow's struggle. Benefiting in part from a mild flight to safety, prices of the benchmark 30-year Treasury bond were modestly higher for the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. Asset Manager funds are already diversified because they invest in stocks, bonds and short-term and money market instruments, both in the U.S. and overseas. If you have a shorter investment time horizon, you might want to consider moving some of your investment into Asset Manager: IncomeSM, which generally has a higher weighting in short-term investments compared with the other Asset Manager funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED SEPTEMBER 30,        PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

ASSET MANAGER: GROWTH SM           18.37%       103.78%       201.60%

Asset Manager: Growth Composite    19.18%       141.47%       n/a

 S&P 500 (registered trademark)    27.80%       205.60%       268.69%

 LB Aggregate Bond                 -0.37%       45.85%        66.54%

 LB 3 Month T-Bill                 4.74%        30.41%        n/a

Flexible Portfolio Funds           15.51%       100.09%       n/a
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on December 30, 1991. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Asset Manager: Growth Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index weighted according to the fund's neutral mix. To measure how the fund's performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 218 mutual funds. The benchmarks listed in the table above include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED SEPTEMBER 30,      PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

ASSET MANAGER: GROWTH            18.37%       15.30%        15.30%

Asset Manager: Growth Composite  19.18%       19.28%        n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             Asset Manager: Growth       S&P 500
70 S&P/25 LBAgg/5 LB 3Mo    LB Aggregate Bond
             00321                       SP001
F0022                       LB001
  1991/12/31      10000.00                    10000.00
   10000.00                    10000.00
  1992/01/31      10367.06                     9814.00
    9832.79                     9864.00
  1992/02/29      10585.32                     9941.58
    9928.85                     9928.12
  1992/03/31      10436.51                     9747.72
    9786.72                     9872.52
  1992/04/30      10466.27                    10034.30
    9994.20                     9943.60
  1992/05/31      10684.52                    10083.47
   10082.80                    10131.53
  1992/06/30      10565.48                     9933.23
   10030.65                    10271.35
  1992/07/31      11001.98                    10339.50
   10375.92                    10480.89
  1992/08/31      10823.41                    10127.54
   10268.64                    10586.74
  1992/09/30      11071.43                    10247.04
   10394.18                    10712.72
  1992/10/31      11279.76                    10282.91
   10371.52                    10570.25
  1992/11/30      11686.51                    10633.55
   10594.82                    10572.36
  1992/12/31      11907.91                    10764.35
   10733.81                    10740.46
  1993/01/31      12079.90                    10854.77
   10863.25                    10946.68
  1993/02/28      12231.66                    11002.39
   11025.99                    11138.24
  1993/03/31      12707.16                    11234.54
   11189.63                    11185.02
  1993/04/30      12747.63                    10962.67
   11041.15                    11263.32
  1993/05/31      13010.68                    11256.47
   11230.85                    11277.96
  1993/06/30      13202.90                    11289.11
   11328.95                    11482.09
  1993/07/31      13445.72                    11243.95
   11321.07                    11547.54
  1993/08/31      13992.04                    11670.10
   11677.20                    11749.62
  1993/09/30      13931.34                    11580.24
   11634.00                    11781.35
  1993/10/31      14366.38                    11819.95
   11804.96                    11824.94
  1993/11/30      14244.97                    11707.66
   11694.61                    11724.43
  1993/12/31      15041.53                    11849.32
   11802.05                    11787.74
  1994/01/31      15622.08                    12252.20
   12113.43                    11946.87
  1994/02/28      15157.64                    11920.17
   11822.99                    11739.00
  1994/03/31      14387.09                    11400.45
   11410.18                    11449.04
  1994/04/30      14365.98                    11546.37
   11479.88                    11357.45
  1994/05/31      14482.09                    11735.73
   11600.01                    11356.32
  1994/06/30      14049.31                    11448.21
   11409.94                    11331.33
  1994/07/31      14397.64                    11823.71
   11717.71                    11556.82
  1994/08/31      14904.30                    12308.48
   12032.78                    11570.69
  1994/09/30      14682.64                    12006.92
   11792.90                    11400.60
  1994/10/31      14724.86                    12277.08
   11965.75                    11390.34
  1994/11/30      14302.64                    11829.95
   11677.52                    11365.28
  1994/12/31      13930.27                    12005.39
   11814.50                    11443.70
  1995/01/31      13583.09                    12316.69
   12082.17                    11670.29
  1995/02/28      13810.93                    12796.67
   12468.34                    11948.04
  1995/03/31      14093.00                    13174.30
   12734.26                    12020.93
  1995/04/30      14483.57                    13562.28
   13031.23                    12189.22
  1995/05/31      14841.59                    14104.36
   13531.10                    12660.94
  1995/06/30      15156.22                    14432.01
   13770.98                    12753.37
  1995/07/31      15785.47                    14910.57
   14055.82                    12725.31
  1995/08/31      15872.26                    14948.00
   14131.14                    12879.29
  1995/09/30      16143.49                    15578.81
   14562.61                    13004.21
  1995/10/31      15948.20                    15523.19
   14599.91                    13173.27
  1995/11/30      16338.77                    16204.66
   15087.68                    13370.87
  1995/12/31      16709.46                    16516.76
   15345.57                    13558.06
  1996/01/31      17260.20                    17078.99
   15717.60                    13647.54
  1996/02/29      17238.17                    17237.31
   15718.76                    13410.08
  1996/03/31      17271.22                    17403.31
   15779.27                    13316.21
  1996/04/30      17568.62                    17659.83
   15903.57                    13241.64
  1996/05/31      17766.88                    18115.28
   16166.03                    13215.15
  1996/06/30      17843.99                    18184.30
   16271.19                    13392.24
  1996/07/31      17392.38                    17380.92
   15819.24                    13428.39
  1996/08/31      17513.54                    17747.48
   16029.81                    13405.57
  1996/09/30      18240.52                    18746.31
   16698.83                    13638.82
  1996/10/31      18769.23                    19263.33
   17112.15                    13941.60
  1996/11/30      20002.89                    20719.45
   18045.43                    14180.01
  1996/12/31      19648.40                    20308.99
   17761.28                    14048.13
  1997/01/31      20465.58                    21577.90
   18555.94                    14091.68
  1997/02/28      20693.91                    21747.07
   18672.99                    14126.91
  1997/03/31      19684.45                    20853.48
   18088.00                    13970.10
  1997/04/30      20489.61                    22098.44
   18916.16                    14179.65
  1997/05/31      21739.42                    23443.79
   19772.23                    14314.36
  1997/06/30      22388.36                    24494.07
   20454.67                    14484.70
  1997/07/31      23902.55                    26443.06
   21737.47                    14875.79
  1997/08/31      23133.43                    24961.72
   20843.86                    14749.34
  1997/09/30      23998.69                    26328.88
   21724.91                    14967.63
  1997/10/31      23505.97                    25449.49
   21300.40                    15184.66
  1997/11/30      24251.05                    26627.55
   22019.68                    15254.51
  1997/12/31      24847.53                    27084.74
   22344.66                    15408.58
  1998/01/31      25035.77                    27384.30
   22594.52                    15605.81
  1998/02/28      26461.01                    29359.26
   23734.85                    15593.33
  1998/03/31      27213.97                    30862.74
   24611.42                    15646.35
  1998/04/30      26689.59                    31173.22
   24822.27                    15727.71
  1998/05/31      26850.93                    30637.36
   24588.12                    15877.12
  1998/06/30      27536.66                    31881.84
   25344.69                    16011.81
  1998/07/31      27119.85                    31542.30
   25174.77                    16045.79
  1998/08/31      24134.92                    26981.92
   22735.16                    16306.96
  1998/09/30      25277.79                    28710.38
   23893.74                    16688.73
  1998/10/31      26340.00                    31045.68
   25227.35                    16600.68
  1998/11/30      27711.45                    32927.36
   26337.68                    16694.70
  1998/12/31      29339.69                    34824.63
   27424.91                    16744.90
  1999/01/31      30501.97                    36281.00
   28281.94                    16864.51
  1999/02/28      29559.58                    35153.39
   27547.43                    16570.06
  1999/03/31      30517.67                    36559.87
   28363.03                    16661.99
  1999/04/30      30910.34                    37975.84
   29159.54                    16714.81
  1999/05/31      30219.25                    37079.23
   28619.16                    16567.72
  1999/06/30      31303.00                    39137.13
   29713.71                    16514.81
  1999/07/31      30517.67                    37915.26
   29039.39                    16445.45
  1999/08/31      30501.97                    37727.58
   28940.93                    16437.09
  1999/09/30      29920.83                    36693.47
   28476.11                    16627.83
IMATRL PRASUN   SHR__CHT 19990930 19991011 125527 R00000000000096

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Asset Manager: Growth on December 31, 1991, shortly after the fund started. As the chart shows, by September 30, 1999, the value of the investment would have grown to $29,921 - a 199.21% increase on the initial investment. For comparison, look at how both the S&P 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have grown to $36,693 - a 266.93% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $16,628 - a 66.28% increase. You can also look at how the Asset Manager: Growth Composite Index, did over the same period. The composite index combines the total returns of the S&P 500 Index (+266.93%), the Lehman Brothers Aggregate Bond Index (+66.28%) and the Lehman Brothers 3-month T-Bill Index (+42.53%) according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $28,476 - a 184.76% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. If you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* CURRENTLY 70% STOCKS, 25% BONDS AND 5% SHORT-TERM/MONEY MARKET
INSTRUMENTS EFFECTIVE
JANUARY 1, 1997; 65%, 30% AND 5%, RESPECTIVELY, PRIOR TO JANUARY 1,
1997.

MARKET RECAP


The old saying goes that in life, only death and taxes are certain. In market terms, one could argue that in any given period, stock and bond performance will most certainly be dictated by varying degrees of volatility, Federal Reserve Board monetary policy and investor sentiment. The 12-month period that ended September 30, 1999, did nothing to dispel this notion as all three factors played key roles in each market's showing.

STOCKS: Despite persistent ups and downs, the U.S. equity market managed to produce another period of double-digit returns. For the 12-month period ending September 30, 1999, the Standard & Poor's 500 Index and the Dow Jones Industrial Average returned 27.80% and 33.88%, respectively. Fed monetary policy influenced performance at different junctures. Early in the period, the Fed tried to stabilize the impact of tenuous global markets by announcing a series of interest-rate cuts. Investors cheered this move as the Dow hit the 10,000 level for the first time in late March. Late in the second quarter, however, concerns over an overheating U.S. economy and global market recoveries triggered inflation fears and frittered away some of the market's gains. In mid-May, the Fed switched gears, indicating that it favored raising interest rates down the road. On June 30, the Fed held true to its word and raised the federal funds rate by 0.25%. Another quarter-percentage point rate hike followed in August, and the market sold off throughout the third quarter as investors anticipated additional increases.

BONDS: For taxable bonds, it may be appropriate that the 12-month period ending September 30, 1999, coincided with a busy storm season along the eastern seaboard of the U.S. The investing climate during this period was anything but kind to taxable bonds as the Lehman Brothers Aggregate Bond Index returned -0.37%. Interest-rate levels were at extreme lows as the period began, and bond yields gradually rose in response to the strong economy. Pressure - in the form of two successive rate increases by the Fed - weighed heavily on Treasuries, wiping out nearly all of the easing from rate cuts in 1998. The Lehman Brothers Treasury Index returned -1.97% during the 12-month period. The spread sectors - that is, corporates, mortgages and agencies - performed a bit better as investors favored higher-yielding alternatives. Corporates rallied, but supply and demand concerns impeded the group and the Lehman Brothers Corporate Bond Index closed the period down 1.40%. Mortgages, meanwhile, benefited from rising rates, slow refinancing activity and lower supply. The Lehman Brothers Mortgage-Backed Securities Index returned 2.27% during the period.

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Richard Habermann)

An interview with Richard Habermann, Portfolio Manager of Asset
Manager: Growth

Q. HOW DID THE FUND PERFORM, DICK?

A. For the 12 months that ended September 30, 1999, the fund returned 18.37%. This trailed the Asset Manager: Growth Composite Index, which returned 19.18% during the same period, but topped the flexible portfolio funds average, which returned 15.51% according to Lipper Inc.

Q. WHAT ASSET ALLOCATION STRATEGIES DID YOU PURSUE DURING THE PERIOD AND HOW DID THEY WORK OUT?

A. A dual approach of emphasizing equities and high-yield issues and de-emphasizing investment-grade positions continued to be effective. The fund's neutral allocation blend typically calls for 70% to be invested in equities, 25% in bonds and 5% in short-term and money market investments. At period's end, the fund had around 75% of its assets invested in equities and, buoyed by a resilient stock market through much of the period, this emphasis paid off. Ditto for the fund's high-yield positions, which continued to thrive amidst a backdrop of steady demand and fairly low default rates. Equities and high-yields struggled a bit toward the end of the period, but both contributed positive overall gains.

Q. HOW DID THE FUND'S EQUITY SUB-PORTFOLIO PERFORM DURING THE PERIOD?

A. Brad Lewis - who manages this portion of the fund - would be the first to admit that security selection across the board could have been better, especially during the second half of the period. Technology stocks led the market's charge and the fund's underweighting in this area - including names such as Cisco Systems and IBM - proved detrimental. Brad follows somewhat of a value-oriented approach and, with stock prices so stretched in the technology arena, he felt other areas were due for some momentum that never came. The fund's health care-related investments also suffered, as ho-hum new product introductions played a role. In particular, names such as Schering-Plough and Guidant Corp. registered lackluster results. On the flip side, winners included technology leaders Microsoft and Intel. Microsoft continued to hold dominant market positions in several segments of its business, while Intel's stock rose due to increased demand for lower-priced personal computers and strong chip demand.

Q. AT THE END OF THE PERIOD, THE FUND HELD SIZABLE STAKES IN TWO
BIOTECHNOLOGY COMPANIES, AMGEN AND BIOGEN. WHAT ATTRACTED YOU TO THIS
SECTOR?

A. Mostly exciting products. The market seems to have homed in on a small group of biotechnology firms with promising drug products. Amgen, the world's largest biotech company, rode the success of its new anemia drug, Epogen, during the period. The company is also in the trial phases of a new cancer drug that has some potential. The fund's investment in Biogen also panned out nicely.

Q. HOW DID YOU ALLOCATE INVESTMENTS WITHIN THE FUND'S BOND
SUBPORTFOLIO?

A. We continued to emphasize high-yield issues. At one point, in fact, the fund's high-yield positions - which are managed by Fred Hoff - accounted for around two-thirds of its fixed-income investments. In conjunction, the overall investing climate tended to favor high-yield issues. Improved global stability in areas such as Latin America and Japan renewed investor confidence and helped keep perceptions of default risk in check. For the period, names such as EchoStar - a satellite television provider - and telecommunications leader Nextel Communications provided positive gains. In terms of the fund's investment-grade positions - managed by Charlie Morrison - higher-yielding investments such as corporate and mortgage-backed bonds performed well early in the period as these sectors rebounded following last fall's global financial instability. We scaled back on these holdings later in the period as the Federal Reserve Board's response to strong economic growth - coupled with inflation worries - led to rising interest rates.

Q. HOW DID YOU POSITION THE FUND'S SHORT-TERM/MONEY MARKET
INVESTMENTS?

A. This portion of the portfolio performed fairly well, as John Todd was able to assemble an effective blend of securities with both short- and long-term maturities. Prior to the lowering of interest rates by the Fed early in the period, we bought longer-term securities - mostly six-month to one-year - to take advantage of attractive yield spreads within the short-term universe. These securities performed well; they provided nice yields and began maturing late in the period when the Fed began to reverse course and take back the earlier interest-rate easings. In addition, midway through the period we added several variable-rate instruments, which performed well since the rates they earned adjusted with the changing interest-rate environment. Finally, shareholders should note that the assets of the short-term/money market subportfolio may be invested in a money market mutual fund.

Q. WHAT'S YOUR OUTLOOK?

A. There were stretches of time during 1999 in which smaller- and medium-sized stocks held their own against larger stocks. If this type of broad participation becomes sustainable, it would be beneficial to the fund. Another key factor could be improving global economies. If we continue to see progress overseas, this could heighten concerns over inflation and higher interest rates here at home. These factors will play a big role in helping me determine suitable asset mixes going forward.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: maximum total return
over the long term through
investing in stocks, bonds and
short-term and money market
instruments

FUND NUMBER: 321

TRADING SYMBOL: FASGX

START DATE: December 30, 1991
SIZE: as of September 30,
1999, more than $5.0 billion

MANAGER: Richard
Habermann, since 1996;
manager, Asset Manager:
Aggressive, since September
1999; Asset Manager and
Asset Manager: Income, since
1996; Fidelity Trend Fund,
1977-1981; Fidelity Magellan
Fund, 1972-1977; joined
Fidelity in 1968

DICK HABERMANN OFFERS HIS
THOUGHTS ON FINANCE AND
TELECOMMUNICATIONS STOCKS:

FINANCE: "Performance within the
finance sector was generally very
fragmented during the period.
Bank-related stocks, for instance,
performed poorly in the rising
interest-rate environment we
witnessed. Well-known names such
as Fannie Mae and Freddie Mac
were also lumped in - perhaps
unjustifiably so - and registered
weak returns. But those financial
institutions with varied businesses
- such as Citigroup - managed
just fine. Citigroup's exposure to
areas such as the capital
markets and insurance helped its
performance."

TELECOMMUNICATIONS: "Telecom
has been a fertile area for both stock
picking and the fund's high-yield
investments. Rising default rates are
a concern, though, because of the
number of offerings we've seen in
recent years. Fred Hoff's research
team really goes through the
high-yield universe with a
fine-toothed comb."

INVESTMENT CHANGES



TOP TEN STOCKS AS OF
SEPTEMBER 30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS  6
                                                       MONTHS AGO

Wal-Mart Stores, Inc.           3.5                     3.3

General Electric Co.            2.8                     0.0

Amgen, Inc.                     2.6                     3.0

Microsoft Corp.                 2.4                     4.0

Texas Instruments, Inc.         2.4                     0.4

Lucent Technologies, Inc.       2.3                     2.1

Lowe's Companies, Inc.          2.2                     2.3

Mobil Corp.                     2.1                     0.3

American International Group,   2.1                     2.2
Inc.

Bristol-Myers Squibb Co.        2.0                     0.5

                                24.4                    18.1

TOP TEN MARKET SECTORS
(STOCKS ONLY) AS OF
SEPTEMBER 30, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS  6
                                                       MONTHS AGO

TECHNOLOGY                      14.2                    15.3

FINANCE                         10.9                    10.6

RETAIL & WHOLESALE              9.6                     8.7

HEALTH                          9.2                     9.7

UTILITIES                       8.8                     9.2

INDUSTRIAL MACHINERY &          4.8                     2.3
EQUIPMENT

NONDURABLES                     4.5                     4.2

ENERGY                          4.5                     3.1

MEDIA & LEISURE                 4.1                     2.7

DURABLES                        2.7                     3.2


ASSET ALLOCATION

AS OF SEPTEMBER 30, 1999 *

Stock class 75.2%
Bond class 18.7%
Short-term class 6.1%
*FOREIGN
INVESTMENTS 1.9%

Row: 1, Col: 1, Value: 75.2
Row: 1, Col: 2, Value: 18.7
Row: 1, Col: 3, Value: 6.1

AS OF MARCH 31, 1999 **

Stock class  71.9%
Bond class 19.3%
Short-term class 8.8%
**FOREIGN
INVESTMENTS 2.0%

Row: 1, Col: 1, Value: 71.90000000000001
Row: 1, Col: 2, Value: 19.3
Row: 1, Col: 3, Value: 8.800000000000001

ASSET ALLOCATIONS IN THE PIE CHARTS REFLECT THE CATEGORIZATION OF
ASSETS AS DEFINED IN THE FUND'S PROSPECTUS IN EFFECT AS OF THE TIME PERIODS INDICATED ABOVE. FINANCIAL STATEMENT CATEGORIZATIONS CONFORM TO ACCOUNTING STANDARDS AND WILL DIFFER FROM THE PIE CHART.

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS SEPTEMBER 30, 1999

Showing Percentage of Net Assets



COMMON STOCKS - 73.1%

                                 SHARES                  VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 0.5%

Textron, Inc.                     18,000                 $ 1,393

United Technologies Corp.         385,600                 22,871

                                                          24,264

BASIC INDUSTRIES - 0.5%

CHEMICALS & PLASTICS - 0.2%

Dow Chemical Co.                  89,200                  10,135

METALS & MINING - 0.2%

Alcoa, Inc.                       125,000                 7,758

PAPER & FOREST PRODUCTS - 0.1%

Georgia-Pacific Corp.             169,600                 6,869

TOTAL BASIC INDUSTRIES                                    24,762

CONSTRUCTION & REAL ESTATE -
0.6%

BUILDING MATERIALS - 0.6%

Masco Corp.                       1,021,800               31,676

DURABLES - 2.7%

AUTOS, TIRES, & ACCESSORIES -
0.4%

Ford Motor Co.                    404,700                 20,311

CONSUMER DURABLES - 1.6%

Minnesota Mining &                833,300                 80,049
Manufacturing Co.

CONSUMER ELECTRONICS - 0.6%

Black & Decker Corp.              362,000                 16,539

Whirlpool Corp.                   202,900                 13,252

                                                          29,791

TEXTILES & APPAREL - 0.1%

Arena Brands Holdings Corp.       5,556                   139
Class B

NIKE, Inc. Class B                99,790                  5,676

                                                          5,815

TOTAL DURABLES                                            135,966

ENERGY - 4.5%

OIL & GAS - 4.5%

Chevron Corp.                     662,700                 58,815

Coastal Corp. (The)               111,300                 4,556

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Exxon Corp.                       717,700                $ 54,500

Mobil Corp.                       1,064,210               107,219

                                                          225,090

FINANCE - 10.8%

BANKS - 2.4%

Chase Manhattan Corp.             1,187,800               89,530

J.P. Morgan & Co., Inc.           254,400                 29,065

UnionBanCal Corp.                 95,200                  3,451

                                                          122,046

CREDIT & OTHER FINANCE - 0.7%

Citigroup, Inc.                   750,000                 33,000

FEDERAL SPONSORED CREDIT - 2.9%

Fannie Mae                        1,563,300               97,999

Freddie Mac                       974,700                 50,684

                                                          148,683

INSURANCE - 3.2%

AFLAC, Inc.                       267,700                 11,210

American General Corp.            324,600                 20,511

American International Group,     1,193,875               103,793
Inc.

Lincoln National Corp.            546,200                 20,517

Nationwide Financial              150,100                 5,310
Services, Inc. Class A

                                                          161,341

SECURITIES INDUSTRY - 1.6%

Lehman Brothers Holdings,         382,000                 22,275
Inc.

Morgan Stanley Dean Witter &      645,700                 57,588
Co.

                                                          79,863

TOTAL FINANCE                                             544,933

HEALTH - 9.1%

DRUGS & PHARMACEUTICALS - 7.7%

Allergan, Inc.                    136,400                 15,004

Amgen, Inc. (a)                   1,648,412               134,346

Biogen, Inc. (a)                  683,000                 53,829

Bristol-Myers Squibb Co.          1,505,500               101,621

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS -
CONTINUED

Immunex Corp. (a)                 245,000                $ 10,627

Schering-Plough Corp.             1,694,600               73,927

                                                          389,354

MEDICAL EQUIPMENT & SUPPLIES
- 1.2%

Johnson & Johnson                 667,200                 61,299

MEDICAL FACILITIES MANAGEMENT
- 0.2%

United HealthCare Corp.           149,500                 7,279

TOTAL HEALTH                                              457,932

INDUSTRIAL MACHINERY &
EQUIPMENT - 4.8%

ELECTRICAL EQUIPMENT - 3.1%

Emerson Electric Co.              190,400                 12,031

General Electric Co.              1,177,000               139,548

General Instrument Corp. (a)      132,600                 6,381

                                                          157,960

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.7%

Ingersoll-Rand Co.                786,400                 43,203

Tyco International Ltd.           384,500                 39,700

                                                          82,903

TOTAL INDUSTRIAL MACHINERY &                              240,863
EQUIPMENT

MEDIA & LEISURE - 3.3%

BROADCASTING - 0.5%

Acme Communications, Inc.         2,700                   84

CBS Corp. (a)                     523,640                 24,218

NTL, Inc. warrants 12/31/08       5,605                   280
(a)

TiVo, Inc. (a)                    2,400                   72

                                                          24,654

ENTERTAINMENT - 0.1%

Alliance Gaming Corp. (a)(j)      845                     5

Carnival Corp.                    169,600                 7,378

                                                          7,383

PUBLISHING - 2.2%

Gannet Co., Inc.                  447,600                 30,968

McGraw-Hill Companies, Inc.       1,293,800               62,588

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

PUBLISHING - CONTINUED

New York Times Co. (The)          342,400                $ 12,840
Class A

Tribune Co.                       125,600                 6,249

                                                          112,645

RESTAURANTS - 0.5%

McDonald's Corp.                  569,100                 24,471

TOTAL MEDIA & LEISURE                                     169,153

NONDURABLES - 4.5%

BEVERAGES - 0.9%

Anheuser-Busch Companies,         652,900                 45,744
Inc.

FOODS - 1.3%

Hormel Foods Corp.                4,400                   182

Quaker Oats Co.                   1,063,700               65,816

                                                          65,998

HOUSEHOLD PRODUCTS - 0.3%

Alberto-Culver Co. Class B        56,900                  1,316

Avon Products, Inc.               298,800                 7,414

Procter & Gamble Co.              83,500                  7,828

                                                          16,558

TOBACCO - 2.0%

Philip Morris Companies, Inc.     2,866,100               97,985

TOTAL NONDURABLES                                         226,285

RETAIL & WHOLESALE - 9.6%

APPAREL STORES - 1.0%

Gap, Inc.                         675,038                 21,601

TJX Companies, Inc.               1,072,200               30,089

                                                          51,690

DRUG STORES - 0.3%

Walgreen Co.                      573,100                 14,542

GENERAL MERCHANDISE STORES -
4.6%

Dayton Hudson Corp.               692,800                 41,611

Federated Department Stores,      284,600                 12,433
Inc. (a)

Wal-Mart Stores, Inc.             3,683,200               175,156

                                                          229,200

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - CONTINUED

GROCERY STORES - 0.8%

Safeway, Inc. (a)                 1,073,900              $ 40,875

RETAIL & WHOLESALE,
MISCELLANEOUS - 2.9%

Ashford.com, Inc. (a)             2,400                   22

Best Buy Co., Inc. (a)            184,500                 11,451

Home Depot, Inc.                  319,900                 21,953

Lowe's Companies, Inc.            2,244,600               109,424

Toys R Us, Inc. (a)               321,200                 4,818

                                                          147,668

TOTAL RETAIL & WHOLESALE                                  483,975

SERVICES - 0.4%

ADVERTISING - 0.3%

Cybergold, Inc. (a)               9,900                   98

FreeShop.com, Inc. (a)            1,700                   20

Interpublic Group of              321,400                 13,218
Companies, Inc.

Webstakes.com, Inc. (a)           5,800                   51

YesMail.com, Inc. (a)             2,100                   22

                                                          13,409

LEASING & RENTAL - 0.1%

Hertz Corp. Class A               144,000                 6,336

TOTAL SERVICES                                            19,745

TECHNOLOGY - 14.2%

COMMUNICATIONS EQUIPMENT - 3.1%

Cisco Systems, Inc. (a)           590,200                 40,466

Globalstar Telecommunications     1,900                   105
Ltd. warrants 2/15/04 (a)(f)

Lucent Technologies, Inc.         1,816,040               117,816

                                                          158,387

COMPUTER SERVICES & SOFTWARE
- 4.1%

American Management Systems,      47,700                  1,224
Inc. (a)

Bluestone Software, Inc. (a)      1,900                   44

Broadbase Software, Inc. (a)      2,000                   32

Computer Associates               850,700                 52,105
International, Inc.

Digital Insight Corp.             1,500                   23

E.piphany, Inc. (a)               1,500                   73

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

eGain Communications Corp. (a)    1,200                  $ 22

Interactive Intelligence,         5,300                   122
Inc. (a)

International Business            95,400                  11,579
Machines Corp.

Interspeed, Inc. (a)              1,100                   19

Kana Communications, Inc. (a)     1,000                   50

Keynote Systems, Inc. (a)         900                     23

Loislaw.com, Inc. (a)             3,400                   49

Lycos, Inc. (a)                   159,800                 8,010

Medscape, Inc. (a)                1,800                   18

Microsoft Corp. (a)               1,354,500               122,667

NetSolve, Inc. (a)                4,200                   75

NetZero, Inc. (a)                 3,900                   101

Novell, Inc. (a)                  168,100                 3,478

RADWARE Ltd. (a)                  1,100                   34

Sabre Group Holdings, Inc.        96,100                  4,132
Class A (a)

ShopNow.com, Inc. (a)             6,300                   73

Sterling Software, Inc. (a)       95,400                  1,908

Telemate.Net Software, Inc.       6,800                   95
(a)

                                                          205,956

COMPUTERS & OFFICE EQUIPMENT
- 2.2%

Foundry Networks, Inc. (a)        2,400                   302

Hewlett-Packard Co.               103,600                 9,531

Lexmark International Group,      1,064,000               85,652
Inc. Class A (a)

Xerox Corp.                       381,900                 16,016

                                                          111,501

ELECTRONICS - 4.8%

Alteon Websystems, Inc. (a)       900                     85

Intel Corp.                       746,600                 55,482

Motorola, Inc.                    749,500                 65,956

Texas Instruments, Inc.           1,485,200               122,158

                                                          243,681

TOTAL TECHNOLOGY                                          719,525

UTILITIES - 7.6%

CELLULAR - 0.3%

AirGate PCS, Inc.                 2,200                   55

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

CELLULAR - CONTINUED

ALLTEL Corp.                      238,800                $ 16,806

McCaw International Ltd.          12,170                  27
warrants 4/15/07 (a)(f)

                                                          16,888

ELECTRIC UTILITY - 3.4%

DQE, Inc.                         191,100                 7,477

DTE Energy Co.                    751,600                 27,152

Edison International              609,010                 14,807

Florida Progress Corp.            286,500                 13,251

GPU, Inc.                         389,800                 12,717

PP&L Resources, Inc.              477,300                 12,917

Public Service Enterprise         934,700                 36,103
Group, Inc.

Reliant Energy, Inc.              1,297,300               35,108

Unicom Corp.                      381,200                 14,081

                                                          173,613

TELEPHONE SERVICES - 3.9%

Ameritech Corp.                   1,025,200               68,881

BellSouth Corp.                   805,800                 36,261

CenturyTel, Inc.                  382,200                 15,527

ITXC Corp. (a)                    8,700                   277

Pathnet, Inc. warrants            8,160                   82
4/15/08 (a)(f)

SBC Communications, Inc.          1,471,300               75,128

                                                          196,156

TOTAL UTILITIES                                           386,657

TOTAL COMMON STOCKS                                       3,690,826
(Cost $3,071,984)

NONCONVERTIBLE PREFERRED
STOCKS - 2.3%



CONSTRUCTION & REAL ESTATE -
0.1%

REAL ESTATE INVESTMENT TRUSTS
- 0.1%

California Federal Preferred      298,366                 7,161
Capital Corp. $2.2812

Walden Residential                14,800                  229
Properties, Inc. $2.30

                                                          7,390

NONCONVERTIBLE PREFERRED
STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

FINANCE - 0.1%

INSURANCE - 0.1%

American Annuity Group            1,800                  $ 1,720
Capital Trust II 8.875%

SIG Capital Trust I 9.5%          6,351                   4,839

                                                          6,559

HEALTH - 0.1%

MEDICAL FACILITIES MANAGEMENT
- 0.1%

Fresenius Medical Care            5,340                   4,923
Capital Trust II 7.875%

MEDIA & LEISURE - 0.8%

BROADCASTING - 0.6%

Adelphia Communications Corp.     22,164                  2,466
$13.00

Capstar Communications, Inc.      29,309                  3,400
$12.625 pay-in-kind

CSC Holdings, Inc. 11.125%        161,110                 17,319
pay-in-kind

Granite Broadcasting Corp.        3,410                   3,308
12.75% pay-in-kind

Sinclair Capital 11.625%          42,564                  4,267

                                                          30,760

PUBLISHING - 0.2%

PRIMEDIA, Inc.:

$9.20                             48,350                  4,376

8.625%                            1,203                   107

Series D, $10.00                  41,288                  3,943

                                                          8,426

TOTAL MEDIA & LEISURE                                     39,186

RETAIL & WHOLESALE - 0.0%

GROCERY STORES - 0.0%

Supermarkets General Holdings     16,500                  561
Corp. $3.52 pay-in-kind

UTILITIES - 1.2%

CELLULAR - 0.5%

Nextel Communications, Inc.:

11.125% pay-in-kind               26,291                  25,239

Series D, 13% pay-in-kind         433                     450

                                                          25,689

TELEPHONE SERVICES - 0.7%

Hyperion Telecommunication,       7,195                   6,404
Inc. 12.875% pay-in-kind

Intermedia Communications,        6,928                   6,270
Inc. 13.5% pay-in-kind

NONCONVERTIBLE PREFERRED
STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

IXC Communications, Inc.          2,490                  $ 2,615
12.5% pay-in-kind

NEXTLINK Communications, Inc.     287,007                 14,207
14% pay-in-kind

WinStar Communications, Inc.      4,864                   3,916
14.25%

                                                          33,412

TOTAL UTILITIES                                           59,101

TOTAL NONCONVERTIBLE                                      117,720
PREFERRED STOCKS
(Cost $122,412)



CORPORATE BONDS - 14.5%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)

CONVERTIBLE BONDS - 0.3%

HEALTH - 0.2%

MEDICAL FACILITIES MANAGEMENT
- 0.2%

Tenet Healthcare Corp. 6%         B1        $ 8,725                             6,849
12/1/05

Total Renal Care Holdings,        B1         4,230                              2,771
Inc. 7% 5/15/09 (f)

                                                                                9,620

NONDURABLES - 0.1%

FOODS - 0.1%

Chiquita Brands                   B3         3,710                              3,265
International, Inc. 7%
3/28/01

TOTAL CONVERTIBLE BONDS                                                         12,885

NONCONVERTIBLE BONDS - 14.2%

AEROSPACE & DEFENSE - 0.1%

SHIP BUILDING & REPAIR - 0.1%

Newport News Shipbuilding,        B1         5,870                              5,929
Inc. 9.25% 12/1/06

BASIC INDUSTRIES - 0.4%

CHEMICALS & PLASTICS - 0.3%

Huntsman Corp. 9.5% 7/1/07 (f)    B2         2,760                              2,525

Huntsman ICI Chemicals LLC        B2         2,255                              2,199
10.125% 7/1/09 (f)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

BASIC INDUSTRIES - CONTINUED

CHEMICALS & PLASTICS -
CONTINUED

Lyondell Chemical Co. 9.875%      Ba3       $ 6,420                            $ 6,356
5/1/07

Rohm & Haas Co. 7.4% 7/15/09      A3         300                                304
(f)

Sterling Chemicals, Inc.          Caa3       2,800                              1,652
11.75% 8/15/06

                                                                                13,036

METALS & MINING - 0.0%

Kaiser Aluminum & Chemical        B3         1,600                              1,600
Corp. 12.75% 2/1/03

Metals USA, Inc. 8.625%           B2         820                                740
2/15/08

                                                                                2,340

PACKAGING & CONTAINERS - 0.1%

Gaylord Container Corp.           Caa1       3,640                              3,385
9.375% 6/15/07

PAPER & FOREST PRODUCTS - 0.0%

Potlatch Corp. 6.25% 3/15/02      Baa1       810                                801

TOTAL BASIC INDUSTRIES                                                          19,562

CONSTRUCTION & REAL ESTATE -
0.4%

BUILDING MATERIALS - 0.1%

American Standard Companies,      Ba3        2,900                              2,726
Inc. 7.375% 4/15/05

CONSTRUCTION - 0.1%

U.S. Home Corp. 8.875% 2/15/09    B1         4,440                              3,863

ENGINEERING - 0.0%

Anteon Corp. 12% 5/15/09          B3         2,730                              2,648

REAL ESTATE - 0.1%

Duke-Weeks Realty LP 6.875%       Baa2       1,000                              946
3/15/05

LNR Property Corp.:

9.375% 3/15/08                    B1         4,445                              4,134

10.5% 1/15/09                     B1         2,310                              2,264

                                                                                7,344

REAL ESTATE INVESTMENT TRUSTS
- 0.1%

CenterPoint Properties Trust:

6.75% 4/1/05                      Baa2       530                                498

7.125% 3/15/04                    Baa2       1,030                              989

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

CONSTRUCTION & REAL ESTATE -
CONTINUED

REAL ESTATE INVESTMENT TRUSTS
- CONTINUED

Equity Office Properties Trust:

6.375% 2/15/03                    Baa1      $ 1,200                            $ 1,163

6.75% 2/15/08                     Baa1       570                                528

                                                                                3,178

TOTAL CONSTRUCTION & REAL                                                       19,759
ESTATE

DURABLES - 0.3%

AUTOS, TIRES, & ACCESSORIES -
0.2%

Blue Bird Body Co. 10.75%         B2         2,350                              2,585
11/15/06

Federal-Mogul Corp. 7.875%        Ba2        2,360                              2,154
7/1/10

Ford Motor Co. 7.45% 7/16/31      A1         1,230                              1,214

Oshkosh Truck Co. 8.75% 3/1/08    B2         2,940                              2,837

TRW, Inc. 6.5% 6/1/02 (f)         Baa1       1,130                              1,118

                                                                                9,908

CONSUMER DURABLES - 0.0%

Corning Consumer Products Co.     B3         3,340                              2,639
9.625% 5/1/08

TEXTILES & APPAREL - 0.1%

Jones Apparel Group, Inc.         Baa2       1,270                              1,241
7.875% 6/15/06 (f)

Worldtex, Inc. 9.625% 12/15/07    B1         3,170                              2,639

                                                                                3,880

TOTAL DURABLES                                                                  16,427

ENERGY - 0.5%

COAL - 0.1%

P&L Coal Holdings Corp.           B2         2,480                              2,381
9.625% 5/15/08

ENERGY SERVICES - 0.2%

Baker Hughes, Inc. 5.8%           A2         840                                812
2/15/03

R&B Falcon Corp. 6.5% 4/15/03     Ba3        2,890                              2,558

RBF Finance Co.:

11% 3/15/06                       Ba3        6,190                              6,484

11.375% 3/15/09                   Ba3        1,770                              1,859

                                                                                11,713

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

ENERGY - CONTINUED

OIL & GAS - 0.2%

Apache Corp. 7.625% 7/1/19        Baa1      $ 750                              $ 731

Chesapeake Energy Corp.           B3         1,910                              1,824
9.625% 5/1/05

Gulf Canada Resources Ltd.        Ba1        1,290                              1,267
8.375% 11/15/05

Occidental Petroleum Corp.        Baa3       500                                500
6.39% 11/9/00

Ocean Energy, Inc. 8.875%         B1         3,190                              3,174
7/15/07

Oryx Energy Co.:

8% 10/15/03                       Baa1       895                                911

8.125% 10/15/05                   Baa1       1,305                              1,351

8.375% 7/15/04                    Baa1       850                                887

Petro-Canada 7% 11/15/28          A3         1,070                              961

                                                                                11,606

TOTAL ENERGY                                                                    25,700

FINANCE - 1.8%

BANKS - 0.3%

Bank One Corp. 5.625% 2/17/04     Aa3        1,170                              1,116

BankBoston Corp.:

6.125% 3/15/02                    A2         3,120                              3,077

6.625% 2/1/04                     A3         600                                588

BankBoston NA 6.375% 3/25/08      A2         500                                471

Capital One Bank:

6.375% 2/15/03                    Baa2       1,240                              1,205

6.65% 3/15/04                     Baa3       2,550                              2,449

Capital One Financial Corp.       Baa3       1,150                              1,064
7.125% 8/1/08

Den Danske Bank AS 6.375%         A1         1,590                              1,493
6/15/08 (f)(h)

Korea Development Bank:

6.625% 11/21/03                   Baa3       875                                836

7.125% 9/17/01                    Baa3       145                                143

National Westminster Bank PLC     Aa3        495                                494
7.375% 10/1/09

NB Capital Trust IV 8.25%         Aa2        995                                986
4/15/27

Providian National Bank 6.7%      Baa3       1,020                              992
3/15/03

Sanwa Finance Aruba AEC 8.35%     Baa1       1,500                              1,531
7/15/09

Summit Bancorp 8.625% 12/10/02    BBB+       650                                681

                                                                                17,126

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

CREDIT & OTHER FINANCE - 1.1%

Ahmanson Capital Trust I          A3        $ 800                              $ 777
8.36% 12/1/26 (f)

AMRESCO, Inc.:

9.875% 3/15/05                    Caa3       4,310                              2,802

10% 3/15/04                       Caa3       3,130                              2,003

AT&T Capital Corp.:

6.25% 5/15/01                     Baa3       1,750                              1,733

7.5% 11/15/00                     Baa3       1,290                              1,299

BankAmerica Capital II Series     Aa2        990                                955
2, 8% 12/15/26

BanPonce Trust I 8.327% 2/1/27    A3         885                                831

ContiFinancial Corp.:

8.125% 4/1/08                     Caa2       1,340                              442

8.375% 8/15/03                    Caa2       665                                206

Countrywide Funding Corp.         A3         1,300                              1,282
6.45% 2/27/03

ERP Operating LP:

6.55% 11/15/01                    A3         600                                594

7.1% 6/23/04                      A3         1,000                              983

Farmers Insurance Exchange        A2         1,100                              947
Capital 7.05% 7/15/28 (f)

First Security Capital I          A3         850                                843
8.41% 12/15/26

Ford Motor Credit Co.:

5.48% 7/16/01 (h)                 A1         5,000                              5,013

6.5% 2/28/02                      A1         5,500                              5,489

GS Escrow Corp.:

7% 8/1/03                         Ba1        860                                817

7.125% 8/1/05                     Ba1        1,235                              1,137

Heller Financial, Inc. 6%         A3         2,230                              2,138
3/19/04

KeyCorp Institutional Capital     A1         1,550                              1,485
A 7.826% 12/1/26

Macsaver Financial Services,
Inc.:

7.4% 2/15/02                      Ba2        3,530                              2,824

7.6% 8/1/07                       Ba2        6,630                              4,243

7.875% 8/1/03                     Ba2        1,110                              755

Mellon Capital I 7.72% 12/1/26    A2         660                                623

Sprint Capital Corp.:

5.7% 11/15/03                     Baa1       430                                410

5.875% 5/1/04                     Baa1       940                                901

6.875% 11/15/28                   Baa1       970                                886

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

CREDIT & OTHER FINANCE -
CONTINUED

The Money Store, Inc. 7.3%        A2        $ 850                              $ 855
12/1/02

TXU Eastern Funding:

6.15% 5/15/02 (f)                 Baa1       590                                577

6.75% 5/15/09 (f)                 Baa1       780                                723

U.S. Bancorp 8.09% 11/15/26       A1         990                                959

U.S. West Capital Funding,
Inc.:

6.875% 8/15/01 (f)                Baa1       1,290                              1,291

6.875% 7/15/28                    Baa1       1,540                              1,365

UNICCO Service Co./UNICCO         B3         5,190                              4,723
Finance Corp. 9.875% 10/15/07

                                                                                52,911

SAVINGS & LOANS - 0.1%

Chevy Chase Savings Bank FSB      B1         2,160                              2,171
9.25% 12/1/08

Great Western Finance Trust       A3         1,290                              1,252
II 8.206% 2/1/27

Home Savings of America FSB       A3         970                                939
6.5% 8/15/04

Long Island Savings Bank FSB      Baa3       650                                645
7% 6/13/02

Sovereign Bancorp, Inc.           Ba1        1,000                              989
6.625% 3/15/01

                                                                                5,996

SECURITIES INDUSTRY - 0.3%

Amvescap PLC yankee 6.375%        A3         1,650                              1,606
5/15/03

Goldman Sachs Group L.P.          A1         5,600                              5,612
5.61% 7/27/00 (h)(j)

Lehman Brothers Holdings 6.4%     A3         5,200                              5,208
12/27/99

                                                                                12,426

TOTAL FINANCE                                                                   88,459

HEALTH - 0.2%

MEDICAL EQUIPMENT & SUPPLIES
- 0.0%

Graham-Field Health Products,     Caa1       2,050                              882
Inc. 9.75% 8/15/07

MEDICAL FACILITIES MANAGEMENT
- 0.2%

Concentra Operating Corp. 13%     B3         795                                795
8/15/09 (f)

Fountain View, Inc. 11.25%        Caa1       3,780                              2,722
4/15/08

Integrated Health Services,
Inc.:

9.25% 1/15/08                     B2         2,454                              442

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

HEALTH - CONTINUED

MEDICAL FACILITIES MANAGEMENT
- CONTINUED

Integrated Health Services,
Inc.: - continued

9.5% 9/15/07                      B2        $ 2,505                            $ 376

Tenet Healthcare Corp. 8.625%     Ba3        4,170                              3,972
1/15/07

                                                                                8,307

TOTAL HEALTH                                                                    9,189

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.4%

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.3%

Bucyrus International, Inc.       B1         2,430                              2,066
9.75% 9/15/07

Dunlop Standard Aero Holdings     B3         4,080                              4,100
PLC 11.875% 5/15/09 (f)

Roller Bearing Holding, Inc.      -          4,780                              2,390
0% 6/15/09 (d)(f)

Thermadyne Manufacturing LLC      B3         650                                525
9.875% 6/1/08

Tokheim Corp. 11.375% 8/1/08      B3         2,200                              2,112
(f)

Tyco International Group SA
yankee:

6.125% 6/15/01                    Baa1       830                                822

6.375% 6/15/05                    Baa1       1,030                              995

6.875% 1/15/29                    Baa1       720                                645

                                                                                13,655

POLLUTION CONTROL - 0.1%

Allied Waste North America,       B2         2,620                              2,397
Inc. 10% 8/1/09 (f)

Envirosource, Inc. Series B       B3         860                                525
9.75% 6/15/03

IT Group, Inc. (The) 11.25%       B3         1,310                              1,238
4/1/09 (f)

WMX Technologies, Inc.:

6.25% 10/15/00                    Ba1        700                                686

7.1% 8/1/26                       Ba1        1,570                              1,484

8.25% 11/15/99                    Ba1        440                                440

                                                                                6,770

TOTAL INDUSTRIAL MACHINERY &                                                    20,425
EQUIPMENT

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - 4.9%

BROADCASTING - 3.5%

ACME Television LLC/ACME          B3        $ 1,210                            $ 1,053
Financial Corp. 0% 9/30/04
(d)

Adelphia Communications Corp.:

7.75% 1/15/09                     B1         7,435                              6,710

8.375% 2/1/08                     B1         1,310                              1,231

9.875% 3/1/07                     B1         11,525                             11,756

Ascent Entertainment Group,       B3         2,920                              2,161
Inc. 0% 12/15/04 (d)

Avalon Cable Michigan,            B3         2,660                              2,660
Inc./Avalon Cable New
England/Avalon Cable Finance
9.375% 12/1/08

Benedek Communications Corp.      B3         1,020                              887
0% 5/15/06 (d)

Century Communications Corp.:

Series B 0% 1/15/08               Ba3        10,130                             4,255

8.75% 10/1/07                     Ba3        1,150                              1,101

Chancellor Media Corp. 9%         B1         6,680                              6,747
10/1/08

Charter Communications
Holdings LLC/Charter
Communications Holdings
Capital Corp.:

0% 4/1/11 (d)(f)                  B2         3,640                              2,157

8.625% 4/1/09 (f)                 B2         7,140                              6,676

Clear Channel Communications,
Inc.:

6.875% 6/15/18                    Baa3       1,350                              1,194

7.25% 10/15/27                    Baa3       1,045                              939

Comcast UK Cable Partners         B2         6,330                              5,729
Ltd. 0% 11/15/07 (d)

Continental Cablevision, Inc.:

8.3% 5/15/06                      Baa3       450                                472

9% 9/1/08                         Baa3       3,390                              3,713

Cox Communications, Inc.:

6.875% 6/15/05                    Baa2       640                                630

7.75% 8/15/06                     Baa2       800                                815

CSC Holdings, Inc.:

9.25% 11/1/05                     B1         1,710                              1,753

9.875% 5/15/06                    B1         3,220                              3,333

10.5% 5/15/16                     B1         2,630                              2,870

Diamond Cable Communications
PLC:

0% 2/15/07 (d)                    B3         7,320                              5,710

yankee 0% 12/15/05 (d)            B3         3,950                              3,555

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Earthwatch, Inc. 0% 7/15/07       -         $ 4,100                            $ 2,870
unit (d)(f)

EchoStar DBS Corp.:

9.25% 2/1/06                      B2         1,560                              1,533

9.375% 2/1/09                     B2         1,710                              1,684

Falcon Holding Group              B2         19,600                             13,720
LP/Falcon Funding Corp. 0%
4/15/10 (d)

FrontierVision Holdings           Caa1       5,851                              4,959
LP/FrontierVision Holdings
Capital Corp. 0% 9/15/07 (d)

FrontierVision Operating          B3         8,282                              8,862
Partners LP/ FrontierVision
Capital Corp. 11% 10/15/06

Golden Sky DBS, Inc. 0%           Caa1       3,460                              1,929
3/1/07 (d)

Hearst-Argyle Television,         Baa3       1,810                              1,657
Inc. 7.5% 11/15/27

Intermedia Capital Partners       B2         1,302                              1,458
IV LP / Intermedia Partners
IV Capital Corp. 11.25%
8/1/06

International Cabletel, Inc.      B3         3,000                              2,610
0% 2/1/06 (d)

Knology Holding, Inc. 0%          -          8,040                              4,261
10/15/07 (d)

Lenfest Communications, Inc.      B1         2,080                              2,059
8.25% 2/15/08

Nielsen Media Research, Inc.      Baa2       600                                596
7.6% 6/15/09

NTL Communications Corp.          B3         9,430                              10,090
11.5% 10/1/08

NTL, Inc. 10% 2/15/07             B3         3,240                              3,305

Olympus Communications            B1         1,540                              1,629
LP/Olympus Capital Corp.
10.625% 11/15/06

Pegasus Communications Corp.      B3         2,070                              1,967
9.625% 10/15/05

Rogers Cablesystems Ltd.          B2         3,400                              3,834
yankee 11% 12/1/15

TCI Communications, Inc.:

9.25% 4/15/02                     A2         1,000                              1,063

9.8% 2/1/12                       A2         1,790                              2,168

Telewest Communications PLC       B1         1,140                              1,220
11.25% 11/1/08

Telewest PLC:

yankee 9.625% 10/1/06             B1         1,090                              1,098

0% 10/1/07 (d)                    B1         15,850                             14,245

Time Warner, Inc. 9.125%          Baa3       1,595                              1,791
1/15/13

United International              B3         9,480                              5,735
Holdings, Inc. 0% 2/15/08 (d)

                                                                                174,450

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

ENTERTAINMENT - 0.4%

Bally Total Fitness Holding       B3        $ 8,890                            $ 8,379
Corp. 9.875% 10/15/07

Capitol Records, Inc. 8.375%      Baa1       1,300                              1,282
8/15/09 (f)

Cinemark USA, Inc. 8.5% 8/1/08    B2         4,740                              3,958

Paramount Communications,         Baa3       600                                608
Inc. 7.5% 1/15/02

Regal Cinemas, Inc. 8.875%        Caa1       6,150                              4,028
12/15/10

United Artists Theatre Co.        Caa3       1,310                              262
9.75% 4/15/08

Viacom, Inc.:

6.75% 1/15/03                     Baa3       1,080                              1,069

7.75% 6/1/05                      Baa3       1,310                              1,328

                                                                                20,914

LODGING & GAMING - 0.5%

Circus Circus Enterprises,        Ba2        1,020                              867
Inc. 7.625% 7/15/13

Coast Hotels & Casinos, Inc.      B3         1,570                              1,468
9.5% 4/1/09

Courtyard by Marriott II          B-         5,720                              5,570
LP/Courtyard II Finance Co.
10.75% 2/1/08

HMH Properties, Inc. 7.875%       Ba2        13,190                             11,739
8/1/08

Host Marriott LP 8.375%           Ba2        5,990                              5,631
2/15/06

Signature Resorts, Inc. 9.75%     B3         2,930                              2,534
10/1/07

                                                                                27,809

PUBLISHING - 0.2%

Garden State Newspapers, Inc.     B1         6,860                              6,363
Series B, 8.75% 10/1/09

News America Holdings, Inc.       Baa3       1,150                              1,079
7.7% 10/30/25

Time Warner Entertainment Co.
LP:

7.25% 9/1/08                      Baa2       350                                349

8.375% 3/15/23                    Baa2       560                                597

                                                                                8,388

RESTAURANTS - 0.3%

CKE Restaurants, Inc. 9.125%      B1         4,755                              3,566
5/1/09

Domino's, Inc. 10.375% 1/15/09    B3         5,130                              4,899

Host Marriott Travel Plazas,      Ba3        5,180                              5,310
Inc. 9.5% 5/15/05

NE Restaurant, Inc. 10.75%        B3         4,400                              3,971
7/15/08

                                                                                17,746

TOTAL MEDIA & LEISURE                                                           249,307

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

NONDURABLES - 0.2%

BEVERAGES - 0.1%

Seagram Co. Ltd.:

8.35% 1/15/22                     Baa3      $ 80                               $ 81

yankee 6.875% 9/1/23              Baa3       130                                114

Seagram JE & Sons, Inc.:

5.79% 4/15/01                     Baa3       1,075                              1,058

6.4% 12/15/03                     Baa3       1,180                              1,133

6.625% 12/15/05                   Baa3       620                                590

7.6% 12/15/28                     Baa3       620                                586

                                                                                3,562

FOODS - 0.0%

ConAgra, Inc. 7.125% 10/1/26      Baa1       1,280                              1,262

HOUSEHOLD PRODUCTS - 0.1%

Revlon Consumer Products Corp.:

8.625% 2/1/08                     B3         820                                668

9% 11/1/06                        B2         3,440                              3,122

                                                                                3,790

TOBACCO - 0.0%

Philip Morris Companies, Inc.:

6.95% 6/1/06                      A2         1,510                              1,516

7.25% 9/15/01                     A2         540                                545

RJR Nabisco, Inc. 7.375%          Baa2       900                                878
5/15/03 (f)

                                                                                2,939

TOTAL NONDURABLES                                                               11,553

RETAIL & WHOLESALE - 0.6%

DRUG STORES - 0.0%

Rite Aid Corp.:

5.5% 12/15/00 (f)                 Baa1       235                                217

6% 12/15/05 (f)                   Baa1       525                                420

7.125% 1/15/07                    Baa1       400                                344

                                                                                981

GENERAL MERCHANDISE STORES -
0.2%

Dayton Hudson Corp. 7.5%          A3         1,000                              1,013
7/15/06

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

RETAIL & WHOLESALE - CONTINUED

GENERAL MERCHANDISE STORES -
CONTINUED

Federated Department Stores,
Inc.:

6.79% 7/15/27                     Baa1      $ 1,100                            $ 1,079

8.5% 6/15/03                      Baa1       520                                544

K mart Corp. 12.5% 3/1/05         Ba1        4,240                              4,876

                                                                                7,512

GROCERY STORES - 0.4%

Kroger Co. 6% 7/1/00              Baa3       1,810                              1,798

Pathmark Stores, Inc. 9.625%      Caa1       12,420                             12,327
5/1/03

Pueblo Xtra International,
Inc.:

Series C, 9.5% 8/1/03             B3         1,710                              1,368

9.5% 8/1/03                       B3         3,635                              2,908

                                                                                18,401

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.0%

USA Networks, Inc./USANI LLC      Ba1        580                                554
6.75% 11/15/05

TOTAL RETAIL & WHOLESALE                                                        27,448

SERVICES - 0.2%

PRINTING - 0.0%

Sullivan Graphics, Inc.           Caa1       1,830                              1,848
12.75% 8/1/05

SERVICES - 0.2%

La Petite Academy, Inc./La        B3         4,570                              3,839
Petite Academy Holding Co.
10% 5/15/08

Medaphis Corp. 9.5% 2/15/05       Caa1       4,350                              3,219

                                                                                7,058

TOTAL SERVICES                                                                  8,906

TECHNOLOGY - 0.6%

COMPUTER SERVICES & SOFTWARE
- 0.2%

Concentric Network Corp.          B-         245                                246
12.75% 12/15/07

Federal Data Corp. 10.125%        B3         6,800                              5,304
8/1/05

PSINet, Inc. 11% 8/1/09 (f)       B3         2,855                              2,798

                                                                                8,348

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- 0.1%

Comdisco, Inc.:

6.375% 11/30/01                   Baa1      $ 800                              $ 787

7.25% 9/1/02                      Baa1       1,750                              1,752

Sun Microsystems, Inc.:

7% 8/15/02                        Baa1       345                                345

7.5% 8/15/06                      Baa1       830                                832

                                                                                3,716

ELECTRONICS - 0.3%

ChipPAC International Ltd.        B3         4,780                              4,780
12.75% 8/1/09 (f)

Fairchild Semiconductor Corp.:

10.125% 3/15/07                   B3         2,290                              2,256

10.375% 10/1/07 (f)               B3         6,050                              5,990

Micron Technology, Inc. 6.5%      B3         1,000                              770
9/30/05 (j)

SCG Holding                       B2         2,830                              2,901
Corp./Semiconductor
Components Industries LLC
12% 8/1/09 (f)

                                                                                16,697

TOTAL TECHNOLOGY                                                                28,761

TRANSPORTATION - 0.5%

AIR TRANSPORTATION - 0.3%

Atlas Air, Inc. 9.25% 4/15/08     B3         7,520                              7,125

Continental Airlines, Inc.
pass thru trust certificates:

7.434% 3/15/06                    Baa1       280                                275

7.73% 9/15/12                     Baa1       180                                176

Delta Air Lines, Inc. 9.875%      Baa3       500                                510
5/15/00

Kitty Hawk, Inc. 9.95%            B1         5,310                              5,124
11/15/04

Qantas Airways Ltd. 7.75%         Baa1       1,090                              1,082
6/15/09 (f)

US Airways Group, Inc.            Ba2        3,340                              3,348
10.375% 3/1/13

                                                                                17,640

RAILROADS - 0.2%

Burlington Northern Santa Fe
Corp.:

6.125% 3/15/09                    Baa2       1,550                              1,430

7.29% 6/1/36                      Baa2       1,500                              1,473

Canadian National Railway Co.     Baa2       1,000                              879
6.9% 7/15/28

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

TRANSPORTATION - CONTINUED

RAILROADS - CONTINUED

CSX Corp.:

6.25% 10/15/08                    Baa2      $ 585                              $ 539

6.46% 6/22/05                     Baa2       990                                953

Norfolk Southern Corp. 7.05%      Baa1       2,340                              2,334
5/1/37

Wisconsin Central                 Baa2       1,000                              929
Transportation Corp. 6.625%
4/15/08

                                                                                8,537

SHIPPING - 0.0%

Holt Group, Inc. 9.75% 1/15/06    Caa1       910                                592

TOTAL TRANSPORTATION                                                            26,769

UTILITIES - 3.1%

CELLULAR - 0.7%

Cable & Wireless                  Baa1       1,455                              1,454
Communications PLC 6.375%
3/6/03

McCaw International Ltd. 0%       Caa1       10,320                             5,934
4/15/07 (d)

Millicom International            Caa1       4,090                              2,883
Cellular SA 0% 6/1/06 (d)

Nextel Communications, Inc.:

0% 10/31/07 (d)                   B2         13,860                             9,771

12% 11/1/08                       B2         2,990                              3,334

Nextel International, Inc. 0%     Caa1       3,290                              1,596
4/15/08 (d)

Paging Network, Inc. 8.875%       B3         660                                172
2/1/06

Rogers Cantel, Inc. 8.8%          B2         1,920                              1,958
10/1/07

Rogers Communications, Inc.       B2         6,560                              6,708
8.875% 7/15/07

Tritel PCS, Inc. 0% 5/15/09       B3         1,110                              630
(d)(f)

                                                                                34,440

ELECTRIC UTILITY - 0.1%

Avon Energy Partners Holdings     Baa2       1,320                              1,256
6.46% 3/4/08 (f)

Hydro-Quebec yankee 7.4%          A2         1,050                              1,125
3/28/25 (e)

Israel Electric Corp. Ltd.:

7.75% 12/15/27 (f)                A3         1,605                              1,411

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

ELECTRIC UTILITY - CONTINUED

Israel Electric Corp. Ltd.: -
continued

yankee 7.875% 12/15/26 (f)        A3        $ 660                              $ 599

Texas Utilities Co. 6.375%        Baa3       465                                431
1/1/08

                                                                                4,822

GAS - 0.0%

Cms Panhandle Holding Co.         Baa3       600                                575
6.125% 3/15/04

TELEPHONE SERVICES - 2.3%

Allegiance Telecom, Inc. 0%       -          490                                315
2/15/08 (d)

Call-Net Enterprises, Inc.        B2         980                                858
9.375% 5/15/09

Covad Communications Group,
Inc.:

0% 3/15/08 (d)                    B3         2,390                              1,231

12.5% 2/15/09                     B3         1,660                              1,560

GST Network Funding, Inc. 0%      -          5,250                              2,520
5/1/08 (d)(f)

GST Equipment Funding, Inc.       -          2,700                              2,673
13.25% 5/1/07

GST Telecommunications, Inc.      -          1,510                              1,510
12.75% 11/15/07

GST USA, Inc. 0% 12/15/05 (d)     -          540                                419

GTE Corp. 5.5463% 6/12/00 (h)                5,000                              4,997

Hyperion Telecommunications,      Caa1       2,090                              2,095
Inc. 12% 11/1/07

ICG Services, Inc. 0% 5/1/08      B3         8,280                              4,264
(d)

Intermedia Communications,        B2         6,070                              5,205
Inc. 8.6% 6/1/08

IXC Communications, Inc. 9%       B3         6,510                              6,445
4/15/08

KMC Telecom Holdings, Inc.        Caa2       5,290                              5,158
13.5% 5/15/09 (f)

Logix Communications              -          7,550                              5,512
Enterprises, Inc. 12.25%
6/15/08

MCI WorldCom, Inc. 8.875%         A3         1,180                              1,245
1/15/06

McLeodUSA, Inc.:

0% 3/1/07 (d)                     B1         5,530                              4,341

8.125% 2/15/09                    B2         4,110                              3,822

9.5% 11/1/08                      B1         5,010                              5,023

NEXTLINK Communications, Inc.:

9.625% 10/1/07                    B3         6,670                              6,403

10.75% 11/15/08                   B3         1,880                              1,880

Ono Finance PLC 13% 5/1/09        -          2,840                              2,989
unit (f)

Pathnet, Inc. 12.25% 4/15/08      -          8,160                              4,427

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Rhythms NetConnections, Inc.:

0% 5/15/08 (d)                    B3        $ 12,570                           $ 6,159

12.75% 4/15/09 (f)                B3         6,620                              5,958

Telecomunicaciones de Puerto      Baa2       1,385                              1,317
Rico, Inc. 6.65% 5/15/06 (f)

Teleglobe Canada, Inc.:

7.2% 7/20/09                      Baa1       1,716                              1,622

7.7% 7/20/29                      Baa1       2,145                              1,999

Teligent, Inc.:

0% 3/1/08 (d)                     Caa1       12,440                             6,531

11.5% 12/1/07                     Caa1       5,780                              5,289

WinStar Communications, Inc.:

0% 10/15/05 (d)                   Caa1       1,390                              1,147

0% 10/15/05 (d)                   Caa1       1,960                              2,548

0% 3/15/08 (d)                    CCC        12,080                             10,510

15% 3/1/07                        CCC        690                                773

                                                                                118,745

TOTAL UTILITIES                                                                 158,582

TOTAL NONCONVERTIBLE BONDS                                                      716,776

TOTAL CORPORATE BONDS                                                           729,661
(Cost $779,695)

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 1.0%



U.S. GOVERNMENT AGENCY
OBLIGATIONS - 0.2%

Fannie Mae:

6.25% 5/15/29                     Aaa        3,620                              3,330

6.5% 4/29/09                      Aaa        1,710                              1,631

Freddie Mac 7.625% 9/9/09         Aaa        3,705                              3,723

TOTAL U.S. GOVERNMENT AGENCY                                                    8,684
OBLIGATIONS

U.S. TREASURY OBLIGATIONS -
0.8%

U.S. Treasury Bills, yield at     -          1,900                              1,894
date of purchase 4.63%
10/28/99

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

U.S. TREASURY OBLIGATIONS -
CONTINUED

U.S. Treasury Bonds:

6.875% 8/15/25                    Aaa       $ 5,285                            $ 5,609

7.625% 2/15/25                    Aaa        590                                681

8.875% 8/15/17                    Aaa        2,290                              2,869

12% 8/15/13                       Aaa        815                                1,125

U.S. Treasury Notes:

6.625% 6/30/01                    Aaa        5,940                              6,032

7% 7/15/06                        Aaa        22,448                             23,577

TOTAL U.S. TREASURY                                                             41,787
OBLIGATIONS

TOTAL U.S. GOVERNMENT AND                                                       50,471
GOVERNMENT AGENCY OBLIGATIONS
(Cost $51,665)

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 2.4%



FANNIE MAE - 1.9%

6% 1/1/09 to 1/1/29               Aaa        16,937                             16,168

6.5% 4/1/14 to 7/1/29             Aaa        39,839                             38,283

7% 12/1/24 to 8/1/29              Aaa        31,211                             30,687

7.5% 5/1/27 to 10/1/29            Aaa        8,718                              8,742

TOTAL FANNIE MAE                                                                93,880

FREDDIE MAC - 0.0%

7.5% 4/1/22 to 1/1/27             Aaa        1,354                              1,363

7.5% 11/1/29 (g)                  Aaa        1,000                              1,001

TOTAL FREDDIE MAC                                                               2,364

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 0.5%

6% 6/15/08 to 9/15/10             Aaa        1,068                              1,041

6.5% 9/15/08 to 4/15/29           Aaa        12,573                             12,196

7% 1/15/28 to 7/15/28             Aaa        6,704                              6,576

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - CONTINUED

7.5% 10/15/22 to 8/15/28          Aaa       $ 2,958                            $ 2,977

8% 5/15/25                        Aaa        250                                256

TOTAL GOVERNMENT NATIONAL                                                       23,046
MORTGAGE ASSOCIATION

TOTAL U.S. GOVERNMENT AGENCY                                                    119,290
- MORTGAGE SECURITIES
(Cost $121,230)

ASSET-BACKED SECURITIES - 0.5%



Airplanes Pass Through Trust      Ba2        4,540                              3,859
10.875% 3/15/19

BankAmerica Manufacturing         Aaa        1,510                              1,485
Housing Contract 6.2% 4/10/09

Capita Equipment Receivables      Baa2       1,000                              974
Trust 6.48% 10/15/06

Chevy Chase Auto Receivables      Aaa        597                                594
Trust 5.91% 12/15/04

CIT Marine Trust 5.8% 4/15/10     Aaa        1,190                              1,159

CPS Auto Grantor Trust:

6.09% 11/15/03                    Aaa        722                                722

6.55% 8/15/02                     Aaa        410                                410

CPS Auto Receivables Trust 6%     Aaa        1,160                              1,146
8/15/03

CSXT Trade Receivables Master     Aaa        1,780                              1,718
Trust 6% 7/25/04

Ford Credit Auto Owner Trust:

6.2% 12/15/02                     Baa3       890                                878

6.4% 12/15/02                     Baa3       490                                482

6.87% 11/15/04                    A2         650                                648

Green Tree Financial Corp.:

6.68% 1/15/29                     AAA        2,280                              2,283

6.8% 6/15/27                      Aaa        421                                422

Key Auto Finance Trust:

5.83% 1/15/07                     Aaa        1,640                              1,615

6.3% 10/15/03                     A2         609                                608

Olympic Automobile
Receivables Trust:

6.4% 9/15/01                      Aaa        54                                 54

6.7% 3/15/02                      Aaa        377                                379

Petroleum Enhanced Trust          Baa2       758                                755
Receivables Offering
Petroleum Trust 6.125%
2/5/03 (f)(h)

ASSET-BACKED SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

UAF Auto Grantor Trust 6.1%       Aaa       $ 1,209                            $ 1,204
1/15/03 (f)

WFS Financial Owner Trust         Aaa        1,520                              1,516
6.55% 10/20/04

TOTAL ASSET-BACKED SECURITIES                                                   22,911
(Cost $23,990)

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.0%



PRIVATE SPONSOR - 0.0%

Credit-Based Asset Servicing      Ba3        1,310                              625
and Securitization LLC
Series 1997-2 Class 2-B,
7.1859% 12/29/25 (f)(h)
(Cost $696)

COMMERCIAL MORTGAGE
SECURITIES - 0.8%



Bankers Trust REMIC Trust         Ba2        1,248                              1,156
1988-1 Series 1998-S1A Class
G, 7.4163% 11/28/02 (f)(h)

Berkeley Federal Bank & Trust     -          1,900                              1,330
FSB Series 1994 Class 1-B
7.6124% 8/1/24 (f)(h)

BKB Commercial Mortgage Trust     BBB        680                                681
Series 1997-C1 Class D,
7.83% 2/25/43 (f)(h)

CBM Funding Corp. sequential
pay Series 1996-1:

Class A-3PI, 7.08% 11/1/07        AA         990                                979

Class B, 7.48% 2/1/08             A          770                                763

CS First Boston Mortgage
Securities Corp.:

Series 1997-C2 Class D, 7.27%     Baa2       1,910                              1,746
1/17/35

Series 1998-C1 Class D, 7.17%     BBB        2,030                              1,811
1/17/12

Series 1998-FL1 Class E,          Baa2       2,210                              2,166
6.2206% 1/10/13 (f)(h)

Deutsche Mortgage & Asset         Baa2       1,420                              1,278
Receiving Corp. Series
1998-C1 Class D, 7.231%
7/15/12

DLJ Mortgage Acceptance Corp.     -          1,650                              1,597
Series 1993-MF12 Class B-2,
10.1% 9/18/03 (f)

Equitable Life Assurance
Society of the United States
(The) Series 174:

Class B-1, 7.33% 5/15/06 (f)      Aa2        1,200                              1,196

Class C-1, 7.52% 5/15/06 (f)      A2         1,000                              994

First Chicago/Lennar Trust I
Series 1997-CHL1:

Class D, 8.2273% 4/13/39 (h)      -          1,100                              893

Class E, 8.2273% 4/1/39 (h)       -          1,800                              1,286

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FMAC Loan Receivables Trust:

Series 1997-A Class E,            -         $ 500                              $ 340
8.1093% 4/15/19 (f)(h)

Series 1997-B Class E,            -          1,050                              668
7.8912% 9/15/19 (f)(h)

GAFCO Franchisee Loan Trust       -          1,650                              1,381
Series 1998-1 Class D, 14%
6/1/16 (f)(h)

General Motors Acceptance         Ba3        750                                600
Corp. Commercial Mortgage
Securities, Inc. Series
1996-C1 Class F, 7.86%
10/15/28 (f)

GS Mortgage Securities Corp.
II Series 1998-GLII:

Class D, 7.1905% 4/13/31          Baa2       490                                448
(f)(h)

Class E, 7.1905% 4/13/31          Baa3       1,750                              1,502
(f)(h)

Host Marriot Pool Trust 6.98%     Aaa        1,044                              1,033
8/1/15

LTC Commercial Mortgage Pass
Through Certificates:

Series 1996-1 Class E, 9.16%      BB-        500                                457
4/15/28

Series 1998-1 Class A, 6.029%     AAA        1,020                              956
5/30/30 (f)

Morgan Stanley Capital I, Inc.:

Series 1996-MBL1 Class E,         -          1,683                              1,662
8.4309% 5/25/21 (f)(h)

Series 1998-CF1:

Class D, 7.35% 1/15/12            Baa2       1,689                              1,513

Class E, 7.35% 12/15/12           Baa3       586                                476

Nomura Asset Securities Corp.     Baa2       1,420                              1,263
Series 1998-D6 Class A-4,
7.5969% 3/17/28 (h)

Nomura Depositor Trust
floater Series 1998-ST1A:

Class B-2, 9.5075% 2/15/34        -          1,100                              994
(f)(h)

Class B-2A, 9.5075% 2/15/34       -          300                                271
(f)(h)

Penn Mutual Life Insurance
Co. (The)/Penn Insurance &
Annuity Co. Series 1996-PML:

Class K, 7.9% 11/15/26 (f)        -          1,750                              1,167

Class L, 7.9% 11/15/26 (f)        -          1,300                              705

Resolution Trust Corp. Series     Ba3        482                                391
1991-M2 Class A-3, 7.2498%
9/25/20 (h)

Structured Asset Securities
Corp.:

Series 1995-C1 Class E,           BB         1,100                              1,027
7.375% 9/25/24 (f)

Series 1996-CFL:

Class E, 7.75% 2/25/28            BBB        820                                798

Class G, 7.75% 2/25/28 (f)        B+         2,000                              1,695

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Thirteen Affiliates of
General Growth  Properties,
Inc.:

Series D-2, 6.992% 12/15/10       Baa2      $ 1,410                            $ 1,320
(f)

Series E-2, 7.224% 12/15/10       Baa3       840                                764
(f)

TIAA Retail Commercial            AAA        1,300                              1,303
Mortgage Trust 7.17% 1/1/32

Wells Fargo Capital Markets       Aaa        1,186                              1,178
Apartment Financing Trust
Series APT Class 1, 6.56%
12/29/05 (f)

TOTAL COMMERCIAL MORTGAGE                                                       41,788
SECURITIES
(Cost $43,233)

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (I) - 0.0%



Korean Republic yankee:

8.75% 4/15/03                     Baa3       620                                641

8.875% 4/15/08                    Baa3       394                                407

TOTAL FOREIGN GOVERNMENT AND                                                    1,048
GOVERNMENT AGENCY OBLIGATIONS
(Cost $1,066)

SUPRANATIONAL OBLIGATIONS -
0.0%



Inter American Development        Aaa        1,600                              1,571
Bank yankee 6.29% 7/16/27
(Cost $1,590)



CERTIFICATES OF DEPOSIT - 0.6%



Bayerische Hypo-und                  5,000                             4,961
Vereinsbank AG yankee 5.3%
5/15/00 (h)

Canadian Imperial Bank of            5,000                             4,998
Commerce yankee 5.38%
4/13/00 (h)

Commerzbank AG yankee 5.58%          5,000                             4,982
6/12/00

Deutsche Bank AG yankee 5.1%         4,600                             4,583
2/11/00

Fleet National Bank 5.52%            5,000                             5,002
5/5/00 (h)

Societe Generale, France             5,600                             5,579
yankee 5.16% 2/22/00

TOTAL CERTIFICATES OF DEPOSIT                                          30,105
(Cost $30,188)

COMMERCIAL PAPER - 0.5%

                                    PRINCIPAL AMOUNT (000S)           VALUE (NOTE 1) (000S)

Abbey National North America        $ 5,700                           $ 5,644
yankee 5.07% 12/6/99

Citibank Credit Card Master          5,000                             4,996
Trust I (Dakota Certificate
Program) 5.18% 10/6/99

Finova Capital Corp. 5.5088%         5,000                             4,994
4/10/00 (h)

J.P. Morgan & Co., Inc. 5.07%        5,700                             5,644
12/7/99

Windmill Funding Corp. yankee        5,000                             4,991
5.36% 10/13/99

TOTAL COMMERCIAL PAPER                                                 26,269
(Cost $26,277)


CASH EQUIVALENTS - 4.1%

                              MATURITY AMOUNT (000S)

Investments in repurchase     $ 28,723                              28,719
agreements (U.S. Government
obligations), in a joint
trading account at 5.43%,
dated 9/30/99 due 10/1/99

                              SHARES

Taxable Central Cash Fund,     177,840,666                          177,841
5.22% (c)

TOTAL CASH EQUIVALENTS                                              206,560
(Cost $206,560)

TOTAL INVESTMENT PORTFOLIO -                                        5,038,845
99.8%
(Cost $4,480,586)

NET OTHER ASSETS - 0.2%                                             12,448

NET ASSETS - 100%                                                 $ 5,051,293

LEGEND

(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.

(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $111,483,000 or 2.2% of net assets.

(g) Security purchased on a delayed delivery or when-issued basis.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(j) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

Additional information on each holding is as follows:

SECURITY                      ACQUISITION DATE  ACQUISITION COST (000S)

Alliance Gaming Corp.         7/28/98           $ 253

Goldman Sachs Group L.P.      1/25/99           $ 5,600
5.61% 7/27/00

Micron Technology, Inc. 6.5%  7/15/99           $ 810
9/30/05

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS         S&P RATINGS

Aaa, Aa, A        4.9%  AAA, AA, A    4.6%

Baa               2.0%  BBB           2.0%

Ba                1.7%  BB            2.2%

B                 7.5%  B             7.2%

Caa               1.5%  CCC           1.5%

Ca, C             0.0%  CC, C         0.0%

                        D             0.0%

The percentage not rated by Moody's
or S&P amounted to 0.9%. FMR has determined that unrated debt securities that are lower quality account for 0.8% of the total value of investment in securities.

INCOME TAX INFORMATION

At September 30, 1999, the aggregate cost of investment securities for income tax purposes was $4,483,545,000. Net unrealized appreciation aggregated $555,300,000, of which $765,265,000 related to appreciated investment securities and $209,965,000 related to depreciated investment securities.

The fund hereby designates approximately $651,487,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                SEPTEMBER 30, 1999

ASSETS

Investment in securities, at             $ 5,038,845
value (including repurchase
agreements of $28,719) (cost
$4,480,586) -  See
accompanying schedule

Cash                                      25

Receivable for investments                13,866
sold

Receivable for fund shares                4,022
sold

Dividends receivable                      6,196

Interest receivable                       19,764

Other receivables                         105

 TOTAL ASSETS                             5,082,823

LIABILITIES

Payable for investments         $ 8,427
purchased Regular delivery

 Delayed delivery                1,004

Payable for fund shares          18,509
redeemed

Accrued management fee           2,512

Other payables and accrued       1,078
expenses

 TOTAL LIABILITIES                        31,530

NET ASSETS                               $ 5,051,293

Net Assets consist of:

Paid in capital                          $ 4,064,669

Undistributed net investment              124,030
income

Accumulated undistributed net             304,330
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               558,264
(depreciation) on investments

NET ASSETS, for 265,105                  $ 5,051,293
shares outstanding

NET ASSET VALUE, offering                 $19.05
price and redemption price
per share ($5,051,293
(divided by) 265,105 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                       YEAR
                                           ENDED SEPTEMBER 30, 1999

INVESTMENT INCOME                          $ 61,063
Dividends

Interest                                    103,308

 TOTAL INCOME                               164,371

EXPENSES

Management fee                   $ 30,162

Transfer agent fees               10,895

Accounting fees and expenses      921

Non-interested trustees'          23
compensation

Custodian fees and expenses       46

Registration fees                 150

Audit                             96

Legal                             36

Reports to shareholders           317

Miscellaneous                     15

 Total expenses before            42,661
reductions

 Expense reductions               (1,289)   41,372

NET INVESTMENT INCOME                       122,999

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            300,184

 Foreign currency transactions    (2)

 Futures contracts                12,552    312,734

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            388,907

 Futures contracts                (1,095)

 Delayed delivery commitments     135       387,947

NET GAIN (LOSS)                             700,681

NET INCREASE (DECREASE) IN                 $ 823,680
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED SEPTEMBER 30, 1999  YEAR ENDED SEPTEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 122,999                      $ 120,928
income

 Net realized gain (loss)         312,734                        763,605

 Change in net unrealized         387,947                        (629,338)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       823,680                        255,195
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (82,569)                       (90,146)
From net investment income

 From net realized gain           (632,226)                      (394,442)

 TOTAL DISTRIBUTIONS              (714,795)                      (484,588)

Share transactions Net            1,012,409                      1,213,472
proceeds from sales of shares

 Reinvestment of distributions    702,529                        481,109

 Cost of shares redeemed          (1,309,362)                    (1,385,838)

 NET INCREASE (DECREASE) IN       405,576                        308,743
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       514,461                        79,350
IN NET ASSETS

NET ASSETS

 Beginning of period              4,536,832                      4,457,482

 End of period (including        $ 5,051,293                    $ 4,536,832
undistributed net investment
income of $124,030 and
$97,677, respectively)

OTHER INFORMATION
Shares

 Sold                             52,137                         61,872

 Issued in reinvestment of        38,986                         26,595
distributions

 Redeemed                         (67,394)                       (70,304)

 Net increase (decrease)          23,729                         18,163


FINANCIAL HIGHLIGHTS

YEARS ENDED SEPTEMBER 30,        1999     1998     1997     1996      1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 18.80  $ 19.97  $ 16.56  $ 14.88   $ 13.91
period

Income from Investment
Operations

Net investment income             .46 B    .49 B    .42 B    .47       .26

Net realized and unrealized       2.82     .49      4.49     1.44      1.07
gain (loss)

Total from investment             3.28     .98      4.91     1.91      1.33
operations

Less Distributions

 From net investment income       (.35)    (.40)    (.43)    (.23)     (.27)

From net realized gain            (2.68)   (1.75)   (1.07)   -         -

In excess of net realized gain    -        -        -        -         (.09)

Total distributions               (3.03)   (2.15)   (1.50)   (.23)     (.36)

Net asset value, end of period   $ 19.05  $ 18.80  $ 19.97  $ 16.56   $ 14.88

TOTAL RETURN A                    18.37%   5.33%    31.57%   12.99%    9.95%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 5,051  $ 4,537  $ 4,457  $ 3,099   $ 2,850
(in millions)

Ratio of expenses to average      .83%     .84%     .87%     1.02%     1.03%
net assets

Ratio of expenses to average      .80% C   .80% C   .86% C   1.01% C   1.02% C
net assets after expense
reductions

Ratio of net investment           2.38%    2.49%    2.36%    2.51%     3.16%
income to average net assets

Portfolio turnover rate           101%     150%     70%      138%      119%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended September 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Asset Manager: Growth (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend

1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED

INVESTMENT INCOME - CONTINUED

date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, futures transactions, foreign currency transactions, market discount, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the fund, along with other affiliated entities

2. OPERATING POLICIES -
CONTINUED

JOINT TRADING ACCOUNT - CONTINUED

of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts.
These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

2. OPERATING POLICIES -
CONTINUED

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $6,387,000 or 0.1% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $4,877,360,000 and $5,116,980,000, respectively, of which U.S. government and government agency obligations aggregated
$367,132,000 and $358,762,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $595,502,000 and $664,671,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to
 .5200% for the period. The annual individual fund fee rate is 0.30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of 0.58% of average net assets.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of 0.21% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $334,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end there were no loans outstanding.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,014,000 under this arrangement.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $17,000 and $258,000, respectively, under these arrangements.

7. LITIGATION.

The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Charles Street Trust and the Shareholders of Fidelity(registered trademark) Asset Manager: Growth:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Asset Manager: Growth (a fund of Fidelity Charles Street Trust) at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Asset Manager: Growth's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
November 8, 1999

OTHER FUND INFORMATION


CHANGE IN INDEPENDENT AUDITOR.

Based on the recommendation of the Audit Committee of Fidelity Asset
Manager: Growth, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as the fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ending September 30, 2000. For the fiscal years ended September 30, 1999 and September 30, 1998, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

DISTRIBUTIONS


The Board of Trustees of Asset Manager: Growth voted to pay on December 21, 1998, to shareholders of record at the opening of business on December 18, 1998, a distribution of $2.68 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.35 per share from net investment income.

A total of 69% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on October 5, 1999. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

                    # OF               % OF
                    VOTES CAST          VOTES CAST
Affirmative         7,814,341,510.26    77.480

Against             350,207,085.34      3.472

Abstain             1,921,059,118.40    19.048

TOTAL               10,085,607,714.00   100.000

Broker Non-Votes    1,561,206.99

PROPOSAL 2
To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase, reduce the individual fund fee rate, and allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.

               # OF               % OF
               VOTES CAST         VOTES CAST
Affirmative    1,838,745,426.35   71.906

Against        59,181,227.83      2.314

Abstain        659,219,676.08     25.780

TOTAL          2,557,146,330.26   100.000

PROPOSAL 3
To approve an amended sub-advisory agreement with FMR Far East to allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the Investment Company Act of 1940.

               # OF               % OF
               VOTES CAST         VOTES CAST
Affirmative    1,813,373,623.74   70.914

Against        74,124,258.93      2.899

Abstain        669,648,447.59     26.187

TOTAL          2,557,146,330.26   100.000

PROPOSAL 4
To approve an amended sub-advisory agreement with FMR U.K. to allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the Investment Company Act of 1940.

               # OF               % OF
               VOTES CAST         VOTES CAST
Affirmative    1,816,800,026.24   71.048

Against        70,005,293.95      2.738

Abstain        670,341,010.07     26.214

TOTAL          2,557,146,330.26   100.000

PROPOSAL 5
To amend the fundamental investment limitation concerning diversification to exclude "securities of other investment companies" from the limitation.

               # OF               % OF
               VOTES CAST         VOTES CAST
Affirmative    1,793,306,803.73   70.129

Against        99,200,544.36      3.880

Abstain        664,638,982.17     25.991

TOTAL          2,557,146,330.26   100.00

* DENOTES TRUST-WIDE PROPOSALS AND
 VOTING RESULTS.

OF SPECIAL NOTE


INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Investments
Money Management, Inc. (FIMM)
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Richard C. Habermann, Vice President
Bradford F. Lewis, Vice President
Charles S. Morrison, Vice President
John J. Todd, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Co x *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

AMG-ANN-1199  87971
1.537733.102

ADVISORY BOARD

J. Gary Burkhead
Abigail P. Johnson

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

The Chase Manhattan Bank
New York, NY

FIDELITY'S ASSET ALLOCATION FUNDS

Asset ManagerSM
Asset Manager: AggressiveSM
Asset Manager: GrowthSM
Asset Manager: IncomeSM
Fidelity Freedom Funds(registered trademark) -
Income, 2000, 2010, 2020, 2030

THE FIDELITY TELEPHONE CONNECTION

MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 (for the deaf and hearing impaired)
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY(REGISTERED TRADEMARK)
ASSET MANAGER: INCOMESM

ANNUAL REPORT
SEPTEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE     3   Ned Johnson on investing
                            strategies.

PERFORMANCE             4   How the fund has done over
                            time.

MARKET RECAP            6   An overview of the market's
                            performance and the factors
                            driving it.

FUND TALK               7   The manager's review of fund
                            performance, strategy and
                            outlook.

INVESTMENT CHANGES      10  A summary of major shifts in
                            the fund's investments over
                            the past six months.

INVESTMENTS             11  A complete list of the fund's
                            investments with their
                            market values.

FINANCIAL STATEMENTS    41  Statements of assets and
                            liabilities, operations, and
                            changes in net assets, as
                            well as financial highlights.

NOTES                   45  Notes to the financial
                            statements.

REPORT OF INDEPENDENT   50  The auditors' opinion.
ACCOUNTANTS

OTHER FUND INFORMATION  51

DISTRIBUTIONS           52

PROXY VOTING RESULTS    53

OF SPECIAL NOTE         55


Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

September proved troublesome for the equity markets, as the Dow Jones Industrial Average shed nearly 1,000 points from its record high set about a month earlier. Jitters over an exceedingly strong economy and the direction of short-term interest rates were the primary causes of the Dow's struggle. Benefiting in part from a mild flight to safety, prices of the benchmark 30-year Treasury bond were modestly higher for the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. Asset Manager funds are already diversified because they invest in stocks, bonds and short-term and money market instruments, both in the U.S. and overseas. If you have a shorter investment time horizon, you might want to consider moving some of your investment into Asset Manager: IncomeSM, which generally has a higher weighting in short-term investments compared with the other Asset Manager funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain fund expenses, the life of fund total returns would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED SEPTEMBER 30,        PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

ASSET MANAGER: INCOME              6.65%        58.05%        84.91%

Asset Manager: Income Composite    6.50%        61.72%        n/a

 S&P 500 (registered trademark)    27.80%       205.60%       259.37%

 LB Aggregate Bond                 -0.37%       45.85%        54.43%

 LB 3 Month T-Bill                 4.74%        30.41%        n/a

Income Funds Average               7.67%        81.53%        n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on October 1, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Asset Manager: Income Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix. To measure how the fund's performance stacked up against its peers, you can compare it to the income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 90 mutual funds. The benchmarks listed in the table above include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED SEPTEMBER 30,      PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

ASSET MANAGER: INCOME            6.65%        9.59%         9.18%

Asset Manager: Income Composite  6.50%        10.09%        n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER LIFE OF FUND
             Asset Manager: Income       S&P 500
20 S&P/50 LBAgg/30 LB 3Mo   LB Aggregate Bond
             00328                       SP001
F0056                       LB001
  1992/10/31      10000.00                    10000.00
   10000.00                    10000.00
  1992/11/30      10131.75                    10341.00
   10058.70                    10002.00
  1992/12/31      10335.71                    10468.19
   10137.21                    10161.03
  1993/01/31      10601.78                    10556.13
   10234.73                    10356.12
  1993/02/28      10775.92                    10699.69
   10335.59                    10537.36
  1993/03/31      11012.63                    10925.45
   10403.50                    10581.61
  1993/04/30      11095.59                    10661.06
   10390.02                    10655.68
  1993/05/31      11157.79                    10946.77
   10454.60                    10669.54
  1993/06/30      11282.63                    10978.52
   10544.51                    10862.65
  1993/07/31      11376.79                    10934.61
   10568.86                    10924.57
  1993/08/31      11628.47                    11349.03
   10733.74                    11115.75
  1993/09/30      11660.07                    11261.64
   10744.26                    11145.76
  1993/10/31      11818.44                    11494.76
   10814.63                    11187.00
  1993/11/30      11744.57                    11385.56
   10772.19                    11091.91
  1993/12/31      11926.14                    11523.32
   10827.23                    11151.81
  1994/01/31      12131.02                    11915.11
   10961.16                    11302.36
  1994/02/28      11915.04                    11592.21
   10840.81                    11105.70
  1994/03/31      11687.39                    11086.79
   10689.04                    10831.39
  1994/04/30      11698.18                    11228.70
   10705.13                    10744.74
  1994/05/31      11731.10                    11412.86
   10753.94                    10743.66
  1994/06/30      11665.22                    11133.24
   10715.66                    10720.03
  1994/07/31      11819.10                    11498.41
   10865.25                    10933.36
  1994/08/31      11940.44                    11969.85
   10974.39                    10946.48
  1994/09/30      11829.82                    11676.58
   10895.26                    10785.56
  1994/10/31      11863.39                    11939.31
   10965.43                    10775.86
  1994/11/30      11774.41                    11504.48
   10899.32                    10752.15
  1994/12/31      11763.68                    11675.09
   10979.99                    10826.34
  1995/01/31      11831.41                    11977.82
   11125.48                    11040.70
  1995/02/28      12046.30                    12444.60
   11310.15                    11303.47
  1995/03/31      12171.32                    12811.84
   11427.24                    11372.42
  1995/04/30      12330.59                    13189.15
   11567.79                    11531.63
  1995/05/31      12627.09                    13716.32
   11830.48                    11977.91
  1995/06/30      12752.88                    14034.95
   11944.07                    12065.35
  1995/07/31      12959.19                    14500.35
   12038.69                    12038.80
  1995/08/31      13074.38                    14536.74
   12116.36                    12184.47
  1995/09/30      13247.66                    15150.19
   12280.54                    12302.66
  1995/10/31      13270.83                    15096.11
   12357.37                    12462.60
  1995/11/30      13503.77                    15758.83
   12551.07                    12649.53
  1995/12/31      13726.82                    16062.34
   12688.84                    12826.63
  1996/01/31      13880.66                    16609.11
   12828.08                    12911.28
  1996/02/29      13785.70                    16763.07
   12798.43                    12686.63
  1996/03/31      13773.58                    16924.50
   12815.21                    12597.82
  1996/04/30      13785.38                    17173.97
   12856.13                    12527.27
  1996/05/31      13833.79                    17616.88
   12944.55                    12502.22
  1996/06/30      13942.35                    17684.00
   13032.02                    12669.75
  1996/07/31      13846.45                    16902.72
   12955.05                    12703.96
  1996/08/31      13881.96                    17259.20
   13031.59                    12682.36
  1996/09/30      14211.73                    18230.55
   13272.88                    12903.03
  1996/10/31      14517.86                    18733.35
   13463.56                    13189.48
  1996/11/30      14937.29                    20149.40
   13765.93                    13415.02
  1996/12/31      14799.54                    19750.24
   13699.20                    13290.26
  1997/01/31      15016.25                    20984.24
   13910.53                    13331.46
  1997/02/28      15080.03                    21148.76
   13966.00                    13364.79
  1997/03/31      14810.26                    20279.75
   13791.31                    13216.44
  1997/04/30      15080.75                    21490.45
   14079.69                    13414.69
  1997/05/31      15416.69                    22798.79
   14340.39                    13542.13
  1997/06/30      15649.97                    23820.18
   14569.69                    13703.28
  1997/07/31      16144.31                    25715.55
   15021.41                    14073.27
  1997/08/31      15948.38                    24274.97
   14810.00                    13953.64
  1997/09/30      16223.60                    25604.51
   15102.26                    14160.16
  1997/10/31      16249.53                    24749.32
   15130.35                    14365.48
  1997/11/30      16434.63                    25894.96
   15324.75                    14431.56
  1997/12/31      16635.67                    26339.58
   15474.53                    14577.32
  1998/01/31      16785.91                    26630.89
   15630.08                    14763.91
  1998/02/28      17073.26                    28551.51
   15866.63                    14752.10
  1998/03/31      17252.00                    30013.64
   16078.48                    14802.26
  1998/04/30      17223.94                    30315.57
   16174.34                    14879.23
  1998/05/31      17348.60                    29794.45
   16217.39                    15020.58
  1998/06/30      17557.06                    31004.70
   16438.85                    15148.00
  1998/07/31      17487.06                    30674.50
   16442.98                    15180.15
  1998/08/31      17108.65                    26239.58
   16124.02                    15427.23
  1998/09/30      17530.85                    27920.49
   16544.99                    15788.41
  1998/10/31      17700.56                    30191.54
   16789.85                    15705.11
  1998/11/30      17955.86                    32021.45
   17058.05                    15794.05
  1998/12/31      18352.35                    33866.52
   17300.23                    15841.55
  1999/01/31      18694.97                    35282.82
   17526.44                    15954.70
  1999/02/28      18396.86                    34186.23
   17280.26                    15676.13
  1999/03/31      18651.80                    35554.02
   17488.59                    15763.11
  1999/04/30      18832.67                    36931.03
   17670.58                    15813.08
  1999/05/31      18590.69                    36059.09
   17530.06                    15673.92
  1999/06/30      18773.04                    38060.37
   17717.04                    15623.86
  1999/07/31      18650.82                    36872.12
   17591.53                    15558.24
  1999/08/31      18682.10                    36689.61
   17590.93                    15550.34
  1999/09/30      18696.80                    35683.95
   17620.30                    15730.79
IMATRL PRASUN   SHR__CHT 19990930 19991011 130827 R00000000000086

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Asset Manager: Income Fund on October 31, 1992, shortly after the fund started. As the chart shows, by September 30, 1999, the value of the investment would have grown to $18,697 - an 86.97% increase on the initial investment. For comparison, look at how both the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more, and the S&P 500 Index, a market capitalization-weighted index of common stocks, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the Lehman Brothers Aggregate Bond Index would have grown to $15,731 a 57.31% increase. If $10,000 was invested in the S&P 500 Index, it would have grown to $35,684 - a 256.84% increase. You can also look at how the Asset Manager: Income Composite Index did over the same period. The composite index combines the total returns of the S&P 500 Index (+256.84%), the Lehman Brothers Aggregate Bond Index (+57.31%) and the Lehman Brothers 3 Month T-Bill Index (+38.45%) according to the fund's neutral mix*. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $17,620 - a 76.20% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. If you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* CURRENTLY 20% STOCKS, 50% BONDS AND 30% SHORT-TERM/MONEY MARKET
INSTRUMENTS EFFECTIVE JANUARY 1, 1997; 20%, 30% AND 50%, RESPECTIVELY, PRIOR TO JANUARY 1, 1997.

MARKET RECAP


The old saying goes that in life, only death and taxes are certain. In market terms, one could argue that in any given period, stock and bond performance will most certainly be dictated by varying degrees of volatility, Federal Reserve Board monetary policy and investor sentiment. The 12-month period that ended September 30, 1999, did nothing to dispel this notion as all three factors played key roles in each market's showing.

STOCKS: Despite persistent ups and downs, the U.S. equity market managed to produce another period of double-digit returns. For the 12-month period ending September 30, 1999, the Standard & Poor's 500 Index and the Dow Jones Industrial Average returned 27.80% and 33.88%, respectively. Fed monetary policy influenced performance at different junctures. Early in the period, the Fed tried to stabilize the impact of tenuous global markets by announcing a series of interest-rate cuts. Investors cheered this move as the Dow hit the 10,000 level for the first time in late March. Late in the second quarter, however, concerns over an overheating U.S. economy and global market recoveries triggered inflation fears and frittered away some of the market's gains. In mid-May, the Fed switched gears, indicating that it favored raising interest rates down the road. On June 30, the Fed held true to its word and raised the federal funds rate by 0.25%. Another quarter-percentage point rate hike followed in August, and the market sold off throughout the third quarter as investors anticipated additional increases.

BONDS: For taxable bonds, it may be appropriate that the 12-month period ending September 30, 1999, coincided with a busy storm season along the eastern seaboard of the U.S. The investing climate during this period was anything but kind to taxable bonds as the Lehman Brothers Aggregate Bond Index returned -0.37%. Interest-rate levels were at extreme lows as the period began, and bond yields gradually rose in response to the strong economy. Pressure - in the form of two successive rate increases by the Fed - weighed heavily on Treasuries, wiping out nearly all of the easing from rate cuts in 1998. The Lehman Brothers Treasury Index returned -1.97% during the 12-month period. The spread sectors - that is, corporates, mortgages and agencies - performed a bit better as investors favored higher-yielding alternatives. Corporates rallied, but supply and demand concerns impeded the group and the Lehman Brothers Corporate Bond Index closed the period down 1.40%. Mortgages, meanwhile, benefited from rising rates, slow refinancing activity and lower supply. The Lehman Brothers Mortgage-Backed Securities Index returned 2.27% during the period.

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Richard Habermann)

An interview with Richard Habermann, Portfolio Manager of Asset
Manager: Income

Q. HOW DID THE FUND PERFORM, DICK?

A. For the 12 months that ended September 30, 1999, the fund returned 6.65%. In contrast, the Asset Manager: Income Composite Index returned 6.50%, while the income funds average - as tracked by Lipper Inc. - returned 7.67%.

Q. WHAT ASSET ALLOCATION STRATEGIES DID YOU PURSUE DURING THE PERIOD AND HOW DID THEY WORK OUT?

A. The fund's slight bias toward equities helped performance, as did an emphasis on high-yield issues. Typically, the fund's allocation mix calls for 20% to be invested in stocks, with the remainder in fixed-income and short-term investments. I didn't deviate much from this recipe - at the end of the period, the fund had around 22% of its assets in equities - but the slight accentuation helped nonetheless. Improving global economies - coupled with perceptions of lower default risk - helped the fund's high-yield positions perform well. Lastly, rising interest rates during the second half of the period hurt the fund's investment-grade bond positions. This may account for the performance disparity between the fund and its peers.

Q. CAN YOU GO INTO MORE DETAIL ON THE BOND SUBPORTFOLIO'S PERFORMANCE?

A. Sure. The fixed-income portion of the fund continued to emphasize investment-grade securities. That being said, we did add a small tactical allocation to the high-yield portion - which Fred Hoff manages - earlier in the period. This benefited the fund, as the overall investing climate tended to favor high-yield issues. Improved global stability in areas such as Latin America and Japan renewed investor confidence and helped keep the perception of default risk in check. For the period, names such as EchoStar - a satellite television provider - and telecommunications leader Nextel Communications provided positive gains. In the investment-grade arena - which Charlie Morrison oversees - spread products such as corporate and mortgage-backed bonds performed well early in the period. The overall rise in interest rates in the investment-grade market, however, offset any positive return generated in these sectors.

Q. HOW DID THE FUND'S EQUITY INVESTMENTS FARE DURING THE PERIOD?

A. Individual security selection could have been better, particularly during the second half of the period. Technology stocks led the market's surge through much of the period, and the fund would have benefited from higher weightings in this area, particularly among names such as Cisco Systems and IBM. Brad Lewis - who manages this portion of the fund - follows somewhat of a value-oriented approach, and he felt that prices in the tech sector were excessive. Unfortunately, Brad's feeling that other sectors would gain momentum never panned out. Additionally, several of the fund's health care stocks suffered, as less-than-exciting product inventories played a role. Another disappointment was Fannie Mae, which tumbled along with an unfavorable interest-rate backdrop. On the positive side, the fund's investments in both Microsoft and Intel generated solid returns. Microsoft continued to hold dominant market positions in several segments of its business, while Intel's stock rose due to increased demand for cheaper personal computers and strong chip demand.

Q. AT THE END OF THE PERIOD, THE FUND HELD SIZABLE STAKES IN TWO
BIOTECHNOLOGY COMPANIES, AMGEN AND BIOGEN. WHAT ATTRACTED YOU TO THIS
SECTOR?

A. Mostly exciting products. The market seems to have homed in on a small group of biotechnology firms with promising drug products. Amgen, the world's largest biotech company, rode the success of its new anemia drug, Epogen, during the period. The company is also in the trial phases of a new cancer drug that has some potential. The fund's investment in Biogen also panned out nicely.

Q. HOW DID YOU POSITION THE FUND'S SHORT-TERM/MONEY MARKET
INVESTMENTS?

A. This portion of the portfolio performed fairly well, as John Todd was able to assemble an effective blend of securities with both short- and long-term maturities. Prior to the lowering of interest rates by the Federal Reserve Board early in the period, we bought longer-term securities - mostly six-month to one-year - to take advantage of attractive yield spreads within the short-term universe. These securities performed well as they provided nice yields and began maturing late in the period when the Fed began to reverse course and take back the earlier interest-rate easings. In addition, midway through the period we added several variable-rate instruments, which performed well since the rates they earned adjusted with the changing interest-rate environment. Finally, shareholders should note that the assets from the short-term money market subportfolio may be invested in a money market mutual fund.

Q. WHAT'S YOUR OUTLOOK?

A. There were stretches of time during this past period in which smaller- and medium-sized stocks held their own against larger stocks. If this type of broad participation becomes sustainable, it would be beneficial to the fund. Another key factor could be improving global economies. Continued progress overseas could heighten concerns over inflation and result in higher interest rates here at home. These factors will play a big role in helping me determine suitable asset mixes going forward.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: high current income,
and capital appreciation
when appropriate

FUND NUMBER: 328

TRADING SYMBOL: FASIX

START DATE: October 1, 1992
SIZE: as of September 30,
1999, more than $902
million

MANAGER: Richard Habermann,
since 1996; manager, Asset
Manager: Aggressive,
since September 1999;
Asset Manager and Asset
Manager: Growth, since
1996; Fidelity Trend Fund,
1977-1981; Fidelity
Magellan Fund,
1972-1977; joined Fidelity
in 1968

DICK HABERMANN OFFERS HIS
THOUGHTS ON FINANCE AND
TELECOMMUNICATIONS STOCKS:

FINANCE: "Performance within the
finance sector was generally very
fragmented during the period.
Bank-related stocks, for instance,
performed poorly in the rising
interest-rate environment we
witnessed. Well-known names such
as Fannie Mae and Freddie Mac
were also lumped in - perhaps
unjustifiably so - and registered
weak returns. But those financial
institutions with varied businesses
- such as Citigroup - managed
just fine. Citigroup's exposure to
areas such as the capital markets
and insurance helped its
performance."

TELECOMMUNICATIONS: "Telecom
has been a fertile area for both
stock picking and the fund's
high-yield investments. Rising
default rates are a concern, though,
because of the number of offerings
we've seen in recent years. Fred
Hoff's research team really goes
through the high-yield universe
with a fine-toothed comb."

INVESTMENT CHANGES



TOP FIVE BOND ISSUERS AS OF
SEPTEMBER 30, 1999

(WITH MATURITIES GREATER THAN  % OF FUND'S NET ASSETS   % OF FUND'S NET ASSETS 6
ONE YEAR)                                               MONTHS AGO

Fannie Mae                      12.8                     13.5

U.S. Treasury Obligations       2.7                      4.7

Government National Mortgage    2.5                      1.7
Association

Ford Motor Credit Co.           1.3                      0.3

Freddie Mac                     0.7                      0.4

                                20.0                     20.6

QUALITY DIVERSIFICATION AS OF
SEPTEMBER 30, 1999

(MOODY'S RATINGS)              % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS 6
                                                        MONTHS AGO

Aaa, Aa, A                      33.8                     33.4

Baa                             13.2                     10.7

Ba and Below                    8.7                      9.8

Not Rated                       0.3                      0.2


TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P (registered trademark) RATINGS.

TOP FIVE STOCKS AS OF
SEPTEMBER 30, 1999

                          % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                  MONTHS AGO

Amgen, Inc.                0.9                     1.0

Wal-Mart Stores, Inc.      0.8                     0.7

Allergan, Inc.             0.7                     0.5

Texas Instruments, Inc.    0.7                     0.1

Bristol-Myers Squibb Co.   0.6                     0.0

                           3.7                     2.3

ASSET ALLOCATION

AS OF SEPTEMBER 30, 1999 *

Stock class 22.2%
Bond class 52.1%
Short-term class 25.7%
*FOREIGN
INVESTMENTS 9.8%

Row: 1, Col: 1, Value: 22.2
Row: 1, Col: 2, Value: 52.1
Row: 1, Col: 3, Value: 25.7

AS OF MARCH 31, 1999 **

Stock class  20.6%
Bond class 54.9%
Short-term class 24.5%
**FOREIGN
INVESTMENTS 13.7%

Row: 1, Col: 1, Value: 20.6
Row: 1, Col: 2, Value: 54.9
Row: 1, Col: 3, Value: 24.5

ASSET ALLOCATIONS IN THE PIE CHARTS REFLECT THE CATEGORIZATION OF
ASSETS AS DEFINED IN THE FUND'S PROSPECTUS IN EFFECT AS OF THE TIME PERIODS INDICATED ABOVE. FINANCIAL STATEMENT CATEGORIZATIONS CONFORM TO ACCOUNTING STANDARDS AND WILL DIFFER FROM THE PIE CHART.

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INVESTMENTS SEPTEMBER 30, 1999

Showing Percentage of Net Assets


COMMON STOCKS - 20.2%

                                 SHARES                  VALUE (NOTE 1)

AEROSPACE & DEFENSE - 0.8%

AEROSPACE & DEFENSE - 0.5%

United Technologies Corp.         80,400                 $ 4,768,725

SHIP BUILDING & REPAIR - 0.3%

General Dynamics Corp.            40,000                  2,497,500

TOTAL AEROSPACE & DEFENSE                                 7,266,225

BASIC INDUSTRIES - 0.2%

CHEMICALS & PLASTICS - 0.1%

Dow Chemical Co.                  4,400                   499,950

METALS & MINING - 0.1%

Alcoa, Inc.                       21,000                  1,303,313

PAPER & FOREST PRODUCTS - 0.0%

Georgia-Pacific Corp.             8,400                   340,200

TOTAL BASIC INDUSTRIES                                    2,143,463

CONSTRUCTION & REAL ESTATE -
0.2%

BUILDING MATERIALS - 0.2%

Masco Corp.                       40,200                  1,246,200

DURABLES - 0.8%

AUTOS, TIRES, & ACCESSORIES -
0.2%

Ford Motor Co.                    27,600                  1,385,175

CONSUMER DURABLES - 0.4%

Minnesota Mining &                41,700                  4,005,806
Manufacturing Co.

CONSUMER ELECTRONICS - 0.2%

Black & Decker Corp.              18,000                  822,375

Whirlpool Corp.                   10,100                  659,656

                                                          1,482,031

TEXTILES & APPAREL - 0.0%

NIKE, Inc. Class B                7,900                   449,313

TOTAL DURABLES                                            7,322,325

ENERGY - 1.7%

OIL & GAS - 1.7%

Atlantic Richfield Co.            40,000                  3,545,000

Chevron Corp.                     33,600                  2,982,000

Coastal Corp. (The)               6,700                   274,281

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Exxon Corp.                       38,000                 $ 2,885,625

Mobil Corp.                       56,090                  5,651,068

                                                          15,337,974

FINANCE - 2.1%

BANKS - 0.5%

Chase Manhattan Corp.             35,300                  2,660,738

J.P. Morgan & Co., Inc.           12,600                  1,439,550

UnionBanCal Corp.                 4,800                   174,000

                                                          4,274,288

FEDERAL SPONSORED CREDIT - 0.5%

Fannie Mae                        62,000                  3,886,625

Freddie Mac                       9,300                   483,600

                                                          4,370,225

INSURANCE - 0.8%

AFLAC, Inc.                       14,300                  598,813

American International Group,     64,000                  5,564,000
Inc.

Lincoln National Corp.            29,400                  1,104,338

Nationwide Financial              6,200                   219,325
Services, Inc. Class A

Quotesmith.com, Inc. (a)          100                     713

                                                          7,487,189

SECURITIES INDUSTRY - 0.3%

Lehman Brothers Holdings,         19,000                  1,107,938
Inc.

Morgan Stanley Dean Witter &      21,400                  1,908,613
Co.

                                                          3,016,551

TOTAL FINANCE                                             19,148,253

HEALTH - 3.3%

DRUGS & PHARMACEUTICALS - 3.0%

Allergan, Inc.                    56,600                  6,226,000

Amgen, Inc. (a)                   95,900                  7,815,850

Biogen, Inc. (a)                  34,000                  2,679,625

Bristol-Myers Squibb Co.          84,100                  5,676,750

Immunex Corp. (a)                 10,500                  455,438

Schering-Plough Corp.             87,400                  3,812,825

                                                          26,666,488

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

HEALTH - CONTINUED

MEDICAL EQUIPMENT & SUPPLIES
- 0.3%

Johnson & Johnson                 32,800                 $ 3,013,500

MEDICAL FACILITIES MANAGEMENT
- 0.0%

United HealthCare Corp.           7,500                   365,156

TOTAL HEALTH                                              30,045,144

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.2%

ELECTRICAL EQUIPMENT - 0.5%

Emerson Electric Co.              9,600                   606,600

General Electric Co.              30,000                  3,556,875

General Instrument Corp. (a)      7,100                   341,688

                                                          4,505,163

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.7%

Ingersoll-Rand Co.                40,900                  2,246,944

Tyco International Ltd.           40,500                  4,181,625

                                                          6,428,569

TOTAL INDUSTRIAL MACHINERY &                              10,933,732
EQUIPMENT

MEDIA & LEISURE - 0.8%

BROADCASTING - 0.1%

Acme Communications, Inc.         500                     15,500

CBS Corp. (a)                     26,360                  1,219,150

Classic Communications, Inc.      3,570                   59,512
(a)(e)

TiVo, Inc. (a)                    400                     11,975

                                                          1,306,137

ENTERTAINMENT - 0.1%

Carnival Corp.                    8,400                   365,400

Royal Carribean Cruises Ltd.      2,800                   126,000

                                                          491,400

PUBLISHING - 0.5%

Gannet Co., Inc.                  39,000                  2,698,313

New York Times Co. (The)          29,600                  1,110,000
Class A

Tribune Co.                       6,400                   318,400

                                                          4,126,713

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

RESTAURANTS - 0.1%

McDonald's Corp.                  30,900                 $ 1,328,700

TOTAL MEDIA & LEISURE                                     7,252,950

NONDURABLES - 1.1%

BEVERAGES - 0.5%

Anheuser-Busch Companies,         63,100                  4,420,944
Inc.

FOODS - 0.3%

Hormel Foods Corp.                200                     8,263

Quaker Oats Co.                   49,400                  3,056,625

                                                          3,064,888

HOUSEHOLD PRODUCTS - 0.1%

Alberto-Culver Co. Class B        3,100                   71,688

Avon Products, Inc.               6,000                   148,875

Procter & Gamble Co.              4,500                   421,875

                                                          642,438

TOBACCO - 0.2%

Philip Morris Companies, Inc.     43,900                  1,500,831

TOTAL NONDURABLES                                         9,629,101

RETAIL & WHOLESALE - 2.4%

APPAREL STORES - 0.2%

Gap, Inc.                         12,488                  399,600

TJX Companies, Inc.               45,300                  1,271,231

                                                          1,670,831

GENERAL MERCHANDISE STORES -
1.1%

Dayton Hudson Corp.               27,200                  1,633,700

Federated Department Stores,      34,300                  1,498,481
Inc. (a)

Wal-Mart Stores, Inc.             148,800                 7,077,300

                                                          10,209,481

GROCERY STORES - 0.4%

Safeway, Inc. (a)                 96,200                  3,661,613

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.7%

1-800-FLOWERS.COM, Inc. Class     200                     2,888
A (a)

Ashford.com, Inc. (a)             400                     3,688

Best Buy Co., Inc. (a)            6,200                   384,788

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - CONTINUED

Home Depot, Inc.                  16,600                 $ 1,139,175

Lowe's Companies, Inc.            90,300                  4,402,125

                                                          5,932,664

TOTAL RETAIL & WHOLESALE                                  21,474,589

SERVICES - 0.0%

ADVERTISING - 0.0%

Cybergold, Inc. (a)               1,800                   17,775

FreeShop.com, Inc. (a)            300                     3,450

Webstakes.com, Inc. (a)           1,000                   8,875

YesMail.com, Inc. (a)             400                     4,250

                                                          34,350

LEASING & RENTAL - 0.0%

Hertz Corp. Class A               6,000                   264,000

PRINTING - 0.0%

Creo Products, Inc. (a)           200                     5,109

TOTAL SERVICES                                            303,459

TECHNOLOGY - 4.0%

COMMUNICATIONS EQUIPMENT - 0.8%

Cisco Systems, Inc. (a)           29,800                  2,043,163

Lucent Technologies, Inc.         83,960                  5,446,905

                                                          7,490,068

COMPUTER SERVICES & SOFTWARE
- 1.0%

Active Software, Inc. (a)         100                     2,394

Agile Software Corp. (a)          100                     6,400

American Management Systems,      2,300                   59,009
Inc. (a)

BackWeb Technologies Ltd. (a)     200                     3,400

Bluestone Software, Inc. (a)      300                     6,938

Broadbase Software, Inc. (a)      300                     4,781

Computer Associates               42,300                  2,590,875
International, Inc.

Digex, Inc. Class A               200                     4,738

Digital Insight Corp.             300                     4,500

E.piphany, Inc. (a)               300                     14,625

eGain Communications Corp. (a)    200                     3,700

Garden.com, Inc. (a)              100                     1,888

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

COMPUTER SERVICES & SOFTWARE
- CONTINUED

Homestore.com, Inc. (a)           200                    $ 8,338

Interactive Intelligence,         900                     20,700
Inc. (a)

Interactive Pictures Corp. (a)    100                     2,150

International Business            4,600                   558,325
Machines Corp.

Internet Capital Group, Inc.      100                     8,788
(a)

Interspeed, Inc. (a)              200                     3,525

Kana Communications, Inc. (a)     200                     9,975

Keynote Systems, Inc. (a)         200                     5,000

Loislaw.com, Inc. (a)             600                     8,700

Luminant Worldwide Corp. (a)      200                     6,150

Medscape, Inc. (a)                300                     3,038

Microsoft Corp. (a)               55,400                  5,017,163

Mission Critical Software,        100                     4,450
Inc. (a)

NetSolve, Inc. (a)                800                     14,200

NetZero, Inc. (a)                 700                     18,200

Quest Software, Inc. (a)          100                     4,650

RADWARE Ltd. (a)                  200                     6,200

Red Hat, Inc. (a)                 100                     9,600

ShopNow.com, Inc. (a)             1,100                   12,788

SilverStream Software, Inc.       100                     3,113
(a)

Sterling Software, Inc. (a)       4,600                   92,000

Telemate.Net Software, Inc.       1,200                   16,800
(a)

Tumbleweed Communications         200                     5,350
Corp. (a)

Vitria Technology, Inc. (a)       100                     3,675

Wink Communications, Inc. (a)     100                     4,369

                                                          8,550,495

COMPUTERS & OFFICE EQUIPMENT
- 0.8%

Apple Computer, Inc. (a)          68,800                  4,355,900

Foundry Networks, Inc. (a)        400                     50,400

Hewlett-Packard Co.               7,900                   726,800

Lexmark International Group,      21,000                  1,690,500
Inc. Class A (a)

Xerox Corp.                       18,900                  792,619

                                                          7,616,219

ELECTRONICS - 1.4%

Alteon Websystems, Inc. (a)       100                     9,400

Intel Corp.                       34,900                  2,593,506

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1)

TECHNOLOGY - CONTINUED

ELECTRONICS - CONTINUED

Motorola, Inc.                    39,500                 $ 3,476,000

Texas Instruments, Inc.           74,800                  6,152,300

                                                          12,231,206

TOTAL TECHNOLOGY                                          35,887,988

UTILITIES - 1.6%

CELLULAR - 0.1%

AirGate PCS, Inc.                 500                     12,438

ALLTEL Corp.                      11,200                  788,200

                                                          800,638

ELECTRIC UTILITY - 0.8%

DQE, Inc.                         8,900                   348,213

DTE Energy Co.                    29,400                  1,062,075

Edison International              28,490                  692,663

Florida Progress Corp.            13,500                  624,375

GPU, Inc.                         18,200                  593,775

PP&L Resources, Inc.              22,700                  614,319

Public Service Enterprise         36,300                  1,402,088
Group, Inc.

Reliant Energy, Inc.              50,800                  1,374,775

Unicom Corp.                      18,800                  694,425

                                                          7,406,708

TELEPHONE SERVICES - 0.7%

Ameritech Corp.                   55,800                  3,749,063

BellSouth Corp.                   36,400                  1,638,000

ITXC Corp. (a)                    1,600                   50,900

SBC Communications, Inc.          11,700                  597,431

                                                          6,035,394

TOTAL UTILITIES                                           14,242,740

TOTAL COMMON STOCKS                                       182,234,143
(Cost $150,198,330)

NONCONVERTIBLE PREFERRED
STOCKS - 1.0%

                                 SHARES                  VALUE (NOTE 1)

FINANCE - 0.1%

INSURANCE - 0.1%

SIG Capital Trust I 9.5%          1,000                  $ 761,875

HEALTH - 0.0%

MEDICAL FACILITIES MANAGEMENT
- 0.0%

Fresenius Medical Care            350                     322,645
Capital Trust II 7.875%

MEDIA & LEISURE - 0.3%

BROADCASTING - 0.1%

CSC Holdings, Inc. 11.125%        5,472                   588,240
pay-in-kind

PUBLISHING - 0.2%

PRIMEDIA, Inc.:

$9.20                             534                     48,327

8.625%                            20,680                  1,840,520

                                                          1,888,847

TOTAL MEDIA & LEISURE                                     2,477,087

UTILITIES - 0.6%

CELLULAR - 0.3%

Nextel Communications, Inc.:

11.125% pay-in-kind               2,212                   2,123,520

Series D, 13% pay-in-kind         61                      63,440

                                                          2,186,960

TELEPHONE SERVICES - 0.3%

Hyperion Telecommunication,       927                     825,030
Inc. 12.875% pay-in-kind

Intermedia Communications,        430                     389,150
Inc. 13.5% pay-in-kind

NEXTLINK Communications, Inc.     28,249                  1,398,326
14% pay-in-kind

WinStar Communications, Inc.      578                     465,290
14.25%

                                                          3,077,796

TOTAL UTILITIES                                           5,264,756

TOTAL NONCONVERTIBLE                                      8,826,363
PREFERRED STOCKS
(Cost $9,147,487)


CORPORATE BONDS - 30.7%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

CONVERTIBLE BONDS - 0.3%

HEALTH - 0.2%

MEDICAL FACILITIES MANAGEMENT
- 0.2%

Tenet Healthcare Corp. 6%         B1        $ 1,650,000                     $ 1,295,250
12/1/05

Total Renal Care Holdings,        B1         470,000                         307,850
Inc. 7% 5/15/09 (e)

                                                                             1,603,100

NONDURABLES - 0.1%

FOODS - 0.1%

Chiquita Brands                   B3         1,010,000                       888,800
International, Inc. 7%
3/28/01

TOTAL CONVERTIBLE BONDS                                                      2,491,900

NONCONVERTIBLE BONDS - 30.4%

AEROSPACE & DEFENSE - 0.1%

SHIP BUILDING & REPAIR - 0.1%

Newport News Shipbuilding,        B1         1,000,000                       1,010,000
Inc. 9.25% 12/1/06

BASIC INDUSTRIES - 0.4%

CHEMICALS & PLASTICS - 0.2%

Huntsman ICI Chemicals LLC        B2         255,000                         248,625
10.125% 7/1/09 (e)

Lyondell Chemical Co. 9.875%      Ba3        770,000                         762,300
5/1/07

Rohm & Haas Co. 7.4% 7/15/09      A3         400,000                         405,444
(e)

Sterling Chemicals, Inc.          Caa3       510,000                         300,900
11.75% 8/15/06

                                                                             1,717,269

METALS & MINING - 0.0%

Kaiser Aluminum & Chemical        B3         220,000                         220,000
Corp. 12.75% 2/1/03

Metals USA, Inc. 8.625%           B2         60,000                          54,150
2/15/08

                                                                             274,150

PACKAGING & CONTAINERS - 0.1%

Corning, Inc. 6.85% 3/1/29        A3         730,000                         655,175

Gaylord Container Corp.           Caa1       495,000                         460,350
9.375% 6/15/07

                                                                             1,115,525

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

BASIC INDUSTRIES - CONTINUED

PAPER & FOREST PRODUCTS - 0.1%

Potlatch Corp. 6.25% 3/15/02      Baa1      $ 990,000                       $ 978,833

TOTAL BASIC INDUSTRIES                                                       4,085,777

CONSTRUCTION & REAL ESTATE -
0.6%

BUILDING MATERIALS - 0.1%

American Standard Companies,      Ba3        700,000                         658,000
Inc. 7.375% 4/15/05

CONSTRUCTION - 0.1%

U.S. Home Corp. 8.875% 2/15/09    B1         540,000                         469,800

ENGINEERING - 0.0%

Anteon Corp. 12% 5/15/09          B3         330,000                         320,100

REAL ESTATE - 0.1%

Duke-Weeks Realty LP 6.875%       Baa2       900,000                         851,031
3/15/05

LNR Property Corp. 10.5%          B1         280,000                         274,400
1/15/09

                                                                             1,125,431

REAL ESTATE INVESTMENT TRUSTS
- 0.3%

CenterPoint Properties Trust:

6.75% 4/1/05                      Baa2       490,000                         459,992

7.125% 3/15/04                    Baa2       1,250,000                       1,199,663

Equity Office Properties Trust:

6.375% 2/15/03                    Baa1       1,050,000                       1,017,324

6.75% 2/15/08                     Baa1       480,000                         444,216

                                                                             3,121,195

TOTAL CONSTRUCTION & REAL                                                    5,694,526
ESTATE

DURABLES - 0.4%

AUTOS, TIRES, & ACCESSORIES -
0.3%

Ford Motor Co. 7.45% 7/16/31      A1         1,380,000                       1,361,646

TRW, Inc. 6.5% 6/1/02 (e)         Baa1       1,265,000                       1,251,553

                                                                             2,613,199

CONSUMER DURABLES - 0.0%

Corning Consumer Products Co.     B3         60,000                          47,400
9.625% 5/1/08

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

DURABLES - CONTINUED

TEXTILES & APPAREL - 0.1%

Jones Apparel Group, Inc.         Baa2      $ 1,425,000                     $ 1,392,795
7.875% 6/15/06 (e)

Worldtex, Inc. 9.625% 12/15/07    B1         25,000                          20,813

                                                                             1,413,608

TOTAL DURABLES                                                               4,074,207

ENERGY - 1.2%

COAL - 0.1%

P&L Coal Holdings Corp.           B2         660,000                         633,600
9.625% 5/15/08

ENERGY SERVICES - 0.2%

Baker Hughes, Inc. 5.8%           A2         1,260,000                       1,217,412
2/15/03

R&B Falcon Corp. 6.5% 4/15/03     Ba3        370,000                         327,450

RBF Finance Co.:

11% 3/15/06                       Ba3        230,000                         240,925

11.375% 3/15/09                   Ba3        240,000                         252,000

                                                                             2,037,787

OIL & GAS - 0.9%

Apache Corp. 7.625% 7/1/19        Baa1       840,000                         818,580

Chesapeake Energy Corp.           B3         50,000                          47,750
9.625% 5/1/05

Gulf Canada Resources Ltd.        Ba1        520,000                         510,900
8.375% 11/15/05

Ocean Energy, Inc. 8.875%         B1         985,000                         980,075
7/15/07

Oryx Energy Co.:

8% 10/15/03                       Baa1       920,000                         936,560

8.125% 10/15/05                   Baa1       1,440,000                       1,491,120

8.375% 7/15/04                    Baa1       1,420,000                       1,481,940

Petro-Canada 7% 11/15/28          A3         1,640,000                       1,472,212

                                                                             7,739,137

TOTAL ENERGY                                                                 10,410,524

FINANCE - 11.6%

BANKS - 2.9%

Bank One Corp. 5.625% 2/17/04     Aa3        1,430,000                       1,363,505

BankBoston Corp. 6.625% 2/1/04    A3         500,000                         489,735

BankBoston NA 6.375% 3/25/08      A2         400,000                         377,124

BanPonce Corp. 6.665% 3/5/01      A3         1,100,000                       1,100,693

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

BANKS - CONTINUED

BanPonce Financial Corp.          A3        $ 1,660,000                     $ 1,653,675
6.75% 8/9/01

Barclays Bank PLC yankee          A1         2,350,000                       2,323,328
5.95% 7/15/01

Capital One Bank:

6.26% 5/7/01                      Baa2       1,160,000                       1,146,706

6.375% 2/15/03                    Baa2       1,080,000                       1,049,328

6.48% 6/28/02                     Baa2       640,000                         630,707

6.65% 3/15/04                     Baa3       690,000                         662,745

Capital One Financial Corp.       Baa3       1,920,000                       1,776,096
7.125% 8/1/08

Den Danske Bank AS 6.375%         A1         2,190,000                       2,055,863
6/15/08 (e)(g)

First Chicago Corp. 7%            A1         2,345,000                       2,333,205
10/16/06

Korea Development Bank:

6.625% 11/21/03                   Baa3       1,320,000                       1,261,088

7.125% 9/17/01                    Baa3       210,000                         207,638

National Westminster Bancorp      Aa3        855,000                         925,614
9.375% 11/15/03

National Westminster Bank PLC     Aa3        555,000                         554,001
7.375% 10/1/09

NB Capital Trust IV 8.25%         Aa2        660,000                         654,067
4/15/27

Popular, Inc. 6.2% 4/30/01        A3         635,000                         630,746

Provident Bank 6.125% 12/15/00    A3         1,560,000                       1,548,238

Providian National Bank 6.7%      Baa3       950,000                         923,809
3/15/03

Sanwa Finance Aruba AEC 8.35%     Baa1       1,700,000                       1,734,799
7/15/09

Union Planters National Bank      A3         1,000,000                       1,005,150
6.81% 8/20/01

                                                                             26,407,860

CREDIT & OTHER FINANCE - 5.1%

Ahmanson Capital Trust I          A3         1,000,000                       971,080
8.36% 12/1/26 (e)

AMRESCO, Inc.:

9.875% 3/15/05                    Caa3       620,000                         403,000

10% 3/15/04                       Caa3       430,000                         275,200

Associates Corp. of North         Aa3        1,190,000                       1,113,126
America 6.95% 11/1/18

AT&T Capital Corp.:

6.25% 5/15/01                     Baa3       1,500,000                       1,485,300

7.5% 11/15/00                     Baa3       1,990,000                       2,004,229

BankAmerica Capital II Series     Aa2        860,000                         829,513
2, 8% 12/15/26

BanPonce Trust I 8.327% 2/1/27    A3         1,850,000                       1,736,503

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

CREDIT & OTHER FINANCE -
CONTINUED

ContiFinancial Corp.:

8.125% 4/1/08                     Caa2      $ 170,000                       $ 56,100

8.375% 8/15/03                    Caa2       100,000                         31,000

Countrywide Funding Corp.         A3         1,200,000                       1,183,704
6.45% 2/27/03

ERP Operating LP:

6.55% 11/15/01                    A3         400,000                         396,020

7.1% 6/23/04                      A3         1,130,000                       1,110,632

Farmers Insurance Exchange        A2         710,000                         611,040
Capital 7.05% 7/15/28 (e)

Finova Capital Corp. 6.11%        Baa1       1,380,000                       1,345,252
2/18/03

First Security Capital I          A3         420,000                         416,493
8.41% 12/15/26

First Union Institutional         BBB+       2,650,000                       2,565,359
Capital I 8.04% 12/1/26

Ford Motor Credit Co.:

5.48% 7/16/01 (g)                 A1         11,600,000                      11,629,748

6.5% 2/28/02                      A1         250,000                         249,480

GS Escrow Corp.:

7% 8/1/03                         Ba1        550,000                         522,434

7.125% 8/1/05                     Ba1        1,900,000                       1,749,615

Heller Financial, Inc.:

6% 3/19/04                        A3         1,220,000                       1,169,736

6.25% 3/1/01                      A3         1,440,000                       1,433,059

KeyCorp Institutional Capital     A1         900,000                         862,299
A 7.826% 12/1/26

Macsaver Financial Services,
Inc.:

7.4% 2/15/02                      Ba2        350,000                         280,000

7.6% 8/1/07                       Ba2        220,000                         140,800

7.875% 8/1/03                     Ba2        130,000                         88,400

Mellon Capital I 7.72% 12/1/26    A2         570,000                         538,342

PNC Funding Corp. 6.875%          A3         530,000                         526,036
3/1/03

Popular North America, Inc.       A3         1,000,000                       998,200
7.375% 9/15/01

Sprint Capital Corp.:

5.7% 11/15/03                     Baa1       520,000                         495,524

5.875% 5/1/04                     Baa1       1,140,000                       1,092,200

6.875% 11/15/28                   Baa1       1,170,000                       1,068,526

The Money Store, Inc. 7.3%        A2         750,000                         754,650
12/1/02

TXU Eastern Funding:

6.15% 5/15/02 (e)                 Baa1       720,000                         703,534

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

CREDIT & OTHER FINANCE -
CONTINUED

TXU Eastern Funding: -
continued

6.75% 5/15/09 (e)                 Baa1      $ 885,000                       $ 820,607

U.S. Bancorp 8.09% 11/15/26       A1         860,000                         833,030

U.S. West Capital Funding,
Inc.:

6.875% 8/15/01 (e)                Baa1       1,450,000                       1,451,015

6.875% 7/15/28                    Baa1       1,925,000                       1,706,590

UNICCO Service Co./UNICCO         B3         900,000                         819,000
Finance Corp. 9.875% 10/15/07

                                                                             46,466,376

SAVINGS & LOANS - 0.7%

Chevy Chase Savings Bank FSB      B1         650,000                         653,250
9.25% 12/1/08

Great Western Finance Trust       A3         1,030,000                       999,605
II 8.206% 2/1/27

Home Savings of America FSB       A3         750,000                         726,383
6.5% 8/15/04

Long Island Savings Bank FSB:

6.2% 4/2/01                       Baa3       700,000                         691,796

7% 6/13/02                        Baa3       1,670,000                       1,658,043

Sovereign Bancorp, Inc.           Ba1        1,200,000                       1,187,172
6.625% 3/15/01

                                                                             5,916,249

SECURITIES INDUSTRY - 2.9%

Amvescap PLC yankee:

6.375% 5/15/03                    A3         700,000                         681,254

6.6% 5/15/05                      A3         2,920,000                       2,789,009

Goldman Sachs Group L.P.          A1         11,700,000                      11,726,050
5.61% 7/27/00 (g)(i)

Lehman Brothers Holdings 6.4%     A3         11,000,000                      11,017,882
12/27/99

                                                                             26,214,195

TOTAL FINANCE                                                                105,004,680

HEALTH - 0.2%

MEDICAL FACILITIES MANAGEMENT
- 0.2%

Concentra Operating Corp. 13%     B3         105,000                         105,000
8/15/09 (e)

Fountain View, Inc. 11.25%        Caa1       1,630,000                       1,173,600
4/15/08

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

HEALTH - CONTINUED

MEDICAL FACILITIES MANAGEMENT
- CONTINUED

Integrated Health Services,
Inc.:

9.25% 1/15/08                     B2        $ 336,000                       $ 60,480

9.5% 9/15/07                      B2         325,000                         48,750

                                                                             1,387,830

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.1%

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.7%

Dunlop Standard Aero Holdings     B3         490,000                         492,450
PLC 11.875% 5/15/09 (e)

Thermadyne Manufacturing LLC      B3         90,000                          72,675
9.875% 6/1/08

Tokheim Corp. 11.375% 8/1/08      B3         570,000                         547,200
(e)

Tyco International Group SA
yankee:

6.125% 6/15/01                    Baa1       1,800,000                       1,783,638

6.375% 6/15/05                    Baa1       700,000                         676,389

6.875% 1/15/29                    Baa1       3,000,000                       2,688,000

                                                                             6,260,352

POLLUTION CONTROL - 0.4%

Allied Waste North America,       B2         400,000                         366,000
Inc. 10% 8/1/09 (e)

IT Group, Inc. (The) 11.25%       B3         160,000                         151,200
4/1/09 (e)

WMX Technologies, Inc.:

6.25% 10/15/00                    Ba1        600,000                         588,210

7.1% 8/1/26                       Ba1        1,240,000                       1,171,713

8.25% 11/15/99                    Ba1        970,000                         970,582

                                                                             3,247,705

TOTAL INDUSTRIAL MACHINERY &                                                 9,508,057
EQUIPMENT

MEDIA & LEISURE - 6.1%

BROADCASTING - 4.2%

Adelphia Communications Corp.:

7.75% 1/15/09                     B1         1,320,000                       1,191,300

8.375% 2/1/08                     B1         230,000                         216,200

9.875% 3/1/07                     B1         2,390,000                       2,437,800

Avalon Cable Michigan,            B3         1,665,000                       1,665,000
Inc./Avalon Cable New
England/Avalon Cable Finance
9.375% 12/1/08

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Benedek Communications Corp.      B3        $ 140,000                       $ 121,800
0% 5/15/06 (d)

Century Communications Corp.      Ba3        10,000                          4,200
Series B 0% 1/15/08

Chancellor Media Corp. 9%         B1         2,000,000                       2,020,000
10/1/08

Charter Communications
Holdings LLC/Charter
Communications Holdings
Capital Corp.:

0% 4/1/11 (d)(e)                  B2         390,000                         231,075

8.625% 4/1/09 (e)                 B2         860,000                         804,100

Classic Communications, Inc.      Caa1       1,190,000                       794,325
0% 8/1/09 (d)(e)

Clear Channel Communications,
Inc.:

6.875% 6/15/18                    Baa3       900,000                         796,203

7.25% 10/15/27                    Baa3       1,445,000                       1,298,101

Continental Cablevision, Inc.:

8.3% 5/15/06                      Baa3       2,395,000                       2,512,044

8.625% 8/15/03                    Baa3       480,000                         504,768

9% 9/1/08                         Baa3       500,000                         547,705

Cox Communications, Inc.:

6.875% 6/15/05                    Baa2       720,000                         709,128

7.75% 8/15/06                     Baa2       900,000                         916,353

Diamond Cable Communications
PLC:

0% 2/15/07 (d)                    B3         900,000                         702,000

yankee 0% 12/15/05 (d)            B3         190,000                         171,000

Earthwatch, Inc. 0% 7/15/07       -          490,000                         343,000
unit (d)(e)

EchoStar DBS Corp.:

9.25% 2/1/06                      B2         160,000                         157,200

9.375% 2/1/09                     B2         160,000                         157,600

Falcon Holding Group
LP/Falcon Funding Corp.:

0% 4/15/10 (d)                    B2         2,620,000                       1,834,000

8.375% 4/15/10                    B2         175,000                         173,250

FrontierVision Holdings           Caa1       535,000                         453,413
LP/FrontierVision Holdings
Capital Corp. 0% 9/15/07 (d)

FrontierVision Holdings           Caa1       1,370,000                       1,161,075
LP/FrontierVision Holdings
Capital II Corp. 0% 9/15/07
(d)

FrontierVision Operating          B3         590,000                         631,300
Partners LP/ FrontierVision
Capital Corp. 11% 10/15/06

Golden Sky DBS, Inc. 0%           Caa1       420,000                         234,150
3/1/07 (d)

Hearst-Argyle Television,         Baa3       1,240,000                       1,135,034
Inc. 7.5% 11/15/27

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Knology Holding, Inc. 0%          -         $ 970,000                       $ 514,100
10/15/07 (d)

Nielsen Media Research, Inc.      Baa2       675,000                         670,359
7.6% 6/15/09

NTL Communications Corp.          B3         1,710,000                       1,829,700
11.5% 10/1/08

Pegasus Communications Corp.      B3         1,000,000                       950,000
9.625% 10/15/05

TCI Communications, Inc.:

8.75% 8/1/15                      A2         1,215,000                       1,356,426

9.25% 4/15/02                     A2         800,000                         850,704

9.8% 2/1/12                       A2         1,190,000                       1,441,161

Telewest Communications PLC       B1         1,040,000                       1,112,800
11.25% 11/1/08

Telewest PLC 0% 10/1/07 (d)       B1         2,280,000                       2,049,150

Time Warner, Inc.:

8.18% 8/15/07                     Baa3       2,115,000                       2,222,336

9.125% 1/15/13                    Baa3       1,300,000                       1,459,380

United International              B3         120,000                         72,600
Holdings, Inc. 0% 2/15/08 (d)

                                                                             38,451,840

ENTERTAINMENT - 0.9%

Bally Total Fitness Holding       B3         1,000,000                       942,500
Corp. 9.875% 10/15/07

Capitol Records, Inc. 8.375%      Baa1       1,460,000                       1,439,268
8/15/09 (e)

Paramount Communications,         Baa3       585,000                         592,482
Inc. 7.5% 1/15/02

Regal Cinemas, Inc. 8.875%        Caa1       800,000                         524,000
12/15/10

United Artists Theatre Co.        Caa3       450,000                         90,000
9.75% 4/15/08

Viacom, Inc.:

6.75% 1/15/03                     Baa3       1,320,000                       1,306,021

7.75% 6/1/05                      Baa3       2,950,000                       2,991,300

                                                                             7,885,571

LODGING & GAMING - 0.4%

Coast Hotels & Casinos, Inc.      B3         180,000                         168,300
9.5% 4/1/09

Courtyard by Marriott II          B-         1,000,000                       973,750
LP/Courtyard II Finance Co.
10.75% 2/1/08

HMH Properties, Inc. 7.875%       Ba2        1,780,000                       1,584,200
8/1/08

Host Marriott LP 8.375%           Ba2        730,000                         686,200
2/15/06

                                                                             3,412,450

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

PUBLISHING - 0.4%

Garden State Newspapers, Inc.     B1        $ 1,075,000                     $ 997,063
Series B, 8.75% 10/1/09

News America Holdings, Inc.       Baa3       1,390,000                       1,303,959
7.7% 10/30/25

Time Warner Entertainment Co.
LP:

7.25% 9/1/08                      Baa2       420,000                         418,408

8.375% 3/15/23                    Baa2       910,000                         969,869

                                                                             3,689,299

RESTAURANTS - 0.2%

CKE Restaurants, Inc. 9.125%      B1         580,000                         435,000
5/1/09

Domino's, Inc. 10.375% 1/15/09    B3         990,000                         945,450

NE Restaurant, Inc. 10.75%        B3         390,000                         351,975
7/15/08

                                                                             1,732,425

TOTAL MEDIA & LEISURE                                                        55,171,585

NONDURABLES - 1.1%

BEVERAGES - 0.5%

Seagram Co. Ltd.:

8.35% 1/15/22                     Baa3       120,000                         121,800

yankee 6.875% 9/1/23              Baa3       200,000                         175,000

Seagram JE & Sons, Inc.:

6.4% 12/15/03                     Baa3       1,870,000                       1,796,135

6.625% 12/15/05                   Baa3       1,000,000                       951,750

7.6% 12/15/28                     Baa3       1,000,000                       945,000

                                                                             3,989,685

FOODS - 0.1%

ConAgra, Inc. 7.125% 10/1/26      Baa1       755,000                         744,490

HOUSEHOLD PRODUCTS - 0.1%

Revlon Consumer Products Corp.:

8.625% 2/1/08                     B3         100,000                         81,500

9% 11/1/06                        B2         1,000,000                       907,500

                                                                             989,000

TOBACCO - 0.4%

Philip Morris Companies, Inc.:

6.95% 6/1/06                      A2         1,180,000                       1,184,779

7% 7/15/05                        A2         1,250,000                       1,240,275

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

NONDURABLES - CONTINUED

TOBACCO - CONTINUED

Philip Morris Companies,
Inc.: - continued

7.25% 9/15/01                     A2        $ 380,000                       $ 383,553

RJR Nabisco, Inc. 7.375%          Baa2       1,000,000                       975,440
5/15/03 (e)

                                                                             3,784,047

TOTAL NONDURABLES                                                            9,507,222

RETAIL & WHOLESALE - 0.8%

DRUG STORES - 0.1%

Rite Aid Corp.:

5.5% 12/15/00 (e)                 Baa1       265,000                         245,125

6% 12/15/05 (e)                   Baa1       1,000,000                       800,000

7.125% 1/15/07                    Baa1       450,000                         387,000

                                                                             1,432,125

GENERAL MERCHANDISE STORES -
0.3%

Dayton Hudson Corp. 7.5%          A3         1,125,000                       1,139,321
7/15/06

Federated Department Stores,
Inc.:

6.79% 7/15/27                     Baa1       800,000                         784,512

8.5% 6/15/03                      Baa1       830,000                         867,773

                                                                             2,791,606

GROCERY STORES - 0.3%

Kroger Co. 6% 7/1/00              Baa3       1,150,000                       1,142,134

Pathmark Stores, Inc. 9.625%      Caa1       1,100,000                       1,091,750
5/1/03

Pueblo Xtra International,        B3         760,000                         608,000
Inc., 9.5% 8/1/03

                                                                             2,841,884

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.1%

USA Networks, Inc./USANI LLC      Ba1        650,000                         620,425
6.75% 11/15/05

TOTAL RETAIL & WHOLESALE                                                     7,686,040

SERVICES - 0.2%

La Petite Academy, Inc./La        B3         1,840,000                       1,545,600
Petite Academy Holding Co.
10% 5/15/08

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

TECHNOLOGY - 0.7%

COMPUTER SERVICES & SOFTWARE
- 0.1%

Concentric Network Corp.          B-        $ 30,000                        $ 30,075
12.75% 12/15/07

PSINet, Inc. 11% 8/1/09 (e)       B3         325,000                         318,500

                                                                             348,575

COMPUTERS & OFFICE EQUIPMENT
- 0.4%

Comdisco, Inc.:

6.375% 11/30/01                   Baa1       1,150,000                       1,130,841

7.25% 9/1/02                      Baa1       1,300,000                       1,301,352

Sun Microsystems, Inc.:

7% 8/15/02                        Baa1       390,000                         390,098

7.5% 8/15/06                      Baa1       935,000                         937,338

                                                                             3,759,629

ELECTRONICS - 0.2%

ChipPAC International Ltd.        B3         570,000                         570,000
12.75% 8/1/09 (e)

Fairchild Semiconductor Corp.:

10.125% 3/15/07                   B3         1,000,000                       985,000

10.375% 10/1/07 (e)               B3         90,000                          89,100

SCG Holding                       B2         330,000                         338,250
Corp./Semiconductor
Components Industries LLC
12% 8/1/09 (e)

                                                                             1,982,350

TOTAL TECHNOLOGY                                                             6,090,554

TRANSPORTATION - 1.0%

AIR TRANSPORTATION - 0.4%

Atlas Air, Inc. 9.25% 4/15/08     B3         870,000                         824,325

Continental Airlines, Inc.
pass thru trust certificates:

7.434% 3/15/06                    Baa1       315,000                         309,803

7.73% 9/15/12                     Baa1       205,000                         200,552

Delta Air Lines, Inc. 9.875%      Baa3       500,000                         510,165
5/15/00

Kitty Hawk, Inc. 9.95%            B1         580,000                         559,700
11/15/04

Qantas Airways Ltd. 7.75%         Baa1       1,240,000                       1,230,576
6/15/09 (e)

                                                                             3,635,121

RAILROADS - 0.6%

Burlington Northern Santa Fe      Baa2       100,000                         92,260
Corp. 6.125% 3/15/09

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

TRANSPORTATION - CONTINUED

RAILROADS - CONTINUED

Canadian National Railway Co.     Baa2      $ 950,000                       $ 835,098
6.9% 7/15/28

CSX Corp.:

6.25% 10/15/08                    Baa2       715,000                         659,266

6.46% 6/22/05                     Baa2       1,340,000                       1,290,460

Norfolk Southern Corp. 7.05%      Baa1       1,830,000                       1,825,041
5/1/37

Wisconsin Central                 Baa2       900,000                         835,677
Transportation Corp. 6.625%
4/15/08

                                                                             5,537,802

TOTAL TRANSPORTATION                                                         9,172,923

UTILITIES - 4.9%

CELLULAR - 0.9%

Cable & Wireless                  Baa1       3,315,000                       3,313,343
Communications PLC 6.375%
3/6/03

Millicom International            Caa1       500,000                         352,500
Cellular SA 0% 6/1/06 (d)

Nextel Communications, Inc.       B2         3,560,000                       2,509,800
0% 10/31/07 (d)

Nextel International, Inc. 0%     Caa1       860,000                         417,100
4/15/08 (d)

Paging Network, Inc. 8.875%       B3         80,000                          20,800
2/1/06

Rogers Cantel, Inc. 8.8%          B2         1,000,000                       1,020,000
10/1/07

Tritel PCS, Inc. 0% 5/15/09       B3         120,000                         68,100
(d)(e)

                                                                             7,701,643

ELECTRIC UTILITY - 0.5%

Avon Energy Partners Holdings:

6.46% 3/4/08 (e)                  Baa2       1,160,000                       1,103,392

6.73% 12/11/02 (e)                Baa2       1,340,000                       1,333,045

Israel Electric Corp. Ltd.:

7.75% 12/15/27 (e)                A3         1,275,000                       1,120,674

yankee 7.875% 12/15/26 (e)        A3         660,000                         599,333

Texas Utilities Co. 6.375%        Baa3       410,000                         380,050
1/1/08

                                                                             4,536,494

GAS - 0.1%

Cms Panhandle Holding Co.         Baa3       750,000                         718,125
6.125% 3/15/04

Southwest Gas Corp. 9.75%         Baa2       300,000                         318,933
6/15/02

                                                                             1,037,058

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - 3.4%

Allegiance Telecom, Inc. 0%       -         $ 70,000                        $ 44,975
2/15/08 (d)

Call-Net Enterprises, Inc.        B2         110,000                         96,250
9.375% 5/15/09

Covad Communications Group,
Inc.:

0% 3/15/08 (d)                    B3         320,000                         164,800

12.5% 2/15/09                     B3         220,000                         206,800

GST Network Funding, Inc. 0%      -          410,000                         196,800
5/1/08 (d)(e)

GST Equipment Funding, Inc.       -          340,000                         336,600
13.25% 5/1/07

GST Telecommunications, Inc.      -          210,000                         210,000
12.75% 11/15/07

GST USA, Inc. 0% 12/15/05 (d)     -          70,000                          54,250

GTE Corp. 5.5463% 6/12/00 (g)                10,000,000                      9,994,187

Hyperion Telecommunications,      Caa1       260,000                         260,650
Inc. 12% 11/1/07

ICG Services, Inc. 0% 5/1/08      B3         860,000                         442,900
(d)

Intermedia Communications,        B2         1,270,000                       1,089,025
Inc. 8.6% 6/1/08

IXC Communications, Inc. 9%       B3         760,000                         752,400
4/15/08

KMC Telecom Holdings, Inc.        Caa2       620,000                         604,500
13.5% 5/15/09 (e)

Logix Communications              -          500,000                         365,000
Enterprises, Inc. 12.25%
6/15/08

MCI WorldCom, Inc. 8.875%         A3         793,000                         836,829
1/15/06

McLeodUSA, Inc.:

0% 3/1/07 (d)                     B1         2,000,000                       1,570,000

8.125% 2/15/09                    B2         500,000                         465,000

9.5% 11/1/08                      B1         1,000,000                       1,002,500

NEXTLINK Communications, Inc.     B3         1,520,000                       1,459,200
9.625% 10/1/07

Ono Finance PLC 13% 5/1/09        -          190,000                         199,975
unit (e)

Rhythms NetConnections, Inc.:

0% 5/15/08 (d)                    B3         1,495,000                       732,550

12.75% 4/15/09 (e)                B3         775,000                         697,500

Telecomunicaciones de Puerto      Baa2       1,560,000                       1,483,872
Rico, Inc. 6.65% 5/15/06 (e)

Teleglobe Canada, Inc.:

7.2% 7/20/09                      Baa1       1,947,000                       1,840,713

7.7% 7/20/29                      Baa1       2,420,000                       2,254,908

Teligent, Inc.:

0% 3/1/08 (d)                     Caa1       690,000                         362,250

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Teligent, Inc.: - continued

11.5% 12/1/07                     Caa1      $ 920,000                       $ 841,800

WinStar Communications, Inc.:

0% 10/15/05 (d)                   Caa1       330,000                         272,250

0% 10/15/05 (d)                   Caa1       240,000                         312,000

0% 3/15/08 (d)                    CCC        1,840,000                       1,600,800

15% 3/1/07                        CCC        100,000                         112,000

                                                                             30,863,284

TOTAL UTILITIES                                                              44,138,479

TOTAL NONCONVERTIBLE BONDS                                                   274,488,004

TOTAL CORPORATE BONDS                                                        276,979,904
(Cost $287,372,670)

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 5.1%



U.S. GOVERNMENT AGENCY
OBLIGATIONS - 2.4%

Fannie Mae:

5.125% 2/13/04                    Aaa        1,300,000                       1,238,653

5.25% 1/15/09                     Aaa        1,850,000                       1,670,772

6.25% 5/15/29                     Aaa        4,290,000                       3,946,114

6.5% 4/29/09                      Aaa        840,000                         801,150

Federal Farm Credit Bank          Aaa        2,000,000                       1,994,380
6.47% 6/7/05

Federal Home Loan Bank:

7.36% 7/1/04                      Aaa        600,000                         620,814

7.59% 3/10/05                     Aaa        680,000                         712,620

Freddie Mac:

6.505% 7/1/04                     Aaa        1,300,000                       1,303,250

7.625% 9/9/09                     Aaa        2,960,000                       2,974,326

Government Loan Trusts            Aaa        3,997,580                       4,248,149
(assets of Trust guaranteed
by U.S. Government through
Agency for International
Development) 8.5% 4/1/06

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

Government Trust Certificates
(assets of Trust guaranteed
by U.S. Government through
Defense Security Assistance
Agency):

Class 1-C, 9.25% 11/15/01         Aaa       $ 256,466                       $ 264,910

Class T-3, 9.625% 5/15/02         Aaa        44,622                          46,035

Israel Export Trust               Aaa        267,647                         270,597
Certificates (assets of
Trust guaranteed by U.S.
Government through
Export-Import Bank) Series
1994-1,  6.88% 1/26/03

Private Export Funding Corp.      Aaa        682,500                         689,395
secured  6.86% 4/30/04

U.S. Department of Housing        Aaa        1,000,000                       1,036,970
and Urban Development
government guaranteed
participation certificates
Series 1996-A,  7.63% 8/1/14

TOTAL U.S. GOVERNMENT AGENCY                                                 21,818,135
OBLIGATIONS

U.S. TREASURY OBLIGATIONS -
2.7%

U.S. Treasury Bonds:

6.875% 8/15/25                    Aaa        3,175,000                       3,369,469

7.625% 2/15/25                    Aaa        3,560,000                       4,109,023

8.125% 8/15/19                    Aaa        1,490,000                       1,763,549

8.875% 8/15/17                    Aaa        1,915,000                       2,398,844

13.875% 5/15/11 (callable)        Aaa        3,060,000                       4,307,440

14% 11/15/11                      Aaa        2,655,000                       3,818,633

U.S. Treasury Notes:

7% 7/15/06                        Aaa        4,369,000                       4,588,804

7.25% 8/15/04                     Aaa        110,000                         116,170

TOTAL U.S. TREASURY                                                          24,471,932
OBLIGATIONS

TOTAL U.S. GOVERNMENT AND                                                    46,290,067
GOVERNMENT AGENCY OBLIGATIONS
(Cost $47,723,978)

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 14.7%



FANNIE MAE - 12.0%

6% 4/1/09 to 1/1/29               Aaa        13,455,837                      12,757,358

6.5% 6/1/14 to 7/1/29             Aaa        48,380,853                      46,506,488

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

FANNIE MAE - CONTINUED

7% 12/1/25 to 9/1/29              Aaa       $ 36,509,870                    $ 35,890,657

7.5% 10/1/09 to 10/1/29           Aaa        13,000,953                      13,035,296

11.5% 11/1/15                     Aaa        208,227                         230,485

TOTAL FANNIE MAE                                                             108,420,284

FREDDIE MAC - 0.2%

7.5% 8/1/28                       Aaa        418,383                         420,475

7.5% 11/1/29 (f)                  Aaa        1,000,000                       1,000,938

8.5% 3/1/22 to 5/1/22             Aaa        36,544                          37,892

12% 11/1/19                       Aaa        106,059                         117,695

TOTAL FREDDIE MAC                                                            1,577,000

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 2.5%

6.5% 11/15/08 to 4/15/29          Aaa        11,852,092                      11,452,260

7% 3/15/28 to 7/15/28             Aaa        5,235,964                       5,136,114

7.5% 5/15/22 to 8/15/28           Aaa        4,894,789                       4,917,901

9.5% 8/15/16                      Aaa        2,293                           2,439

10% 11/15/09 to 12/15/17          Aaa        244,619                         265,375

11% 7/15/10 to 12/15/15           Aaa        265,423                         294,532

11.5% 7/15/15 to 1/15/16          Aaa        221,176                         248,476

TOTAL GOVERNMENT NATIONAL                                                    22,317,097
MORTGAGE ASSOCIATION

TOTAL U.S. GOVERNMENT AGENCY                                                 132,314,381
- MORTGAGE SECURITIES
(Cost $135,280,072)

ASSET-BACKED SECURITIES - 2.0%



ARG Funding Corp. 5.88%           Aaa        1,790,000                       1,755,599
5/20/03 (e)

BankAmerica Manufacturing         Aaa        950,000                         934,563
Housing Contract 6.2% 4/10/09

Capita Equipment Receivables      Baa2       780,000                         760,001
Trust 6.48% 10/15/06

Case Equipment Loan Trust         Aa2        370,000                         369,104
5.85% 2/15/03

Chevy Chase Auto Receivables      Aaa        403,830                         401,685
Trust 5.91% 12/15/04

CIT Marine Trust 5.8% 4/15/10     Aaa        1,900,000                       1,850,125

CPS Auto Grantor Trust:

6.09% 11/15/03                    Aaa        664,212                         663,694

ASSET-BACKED SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

CPS Auto Grantor Trust: -
continued

6.55% 8/15/02                     Aaa       $ 315,269                       $ 315,319

CPS Auto Receivables Trust 6%     Aaa        1,008,734                       996,440
8/15/03

CSXT Trade Receivables Master     Aaa        1,200,000                       1,158,188
Trust 6% 7/25/04

Ford Credit Auto Owner Trust:

6.2% 12/15/02                     Baa3       780,000                         769,088

6.4% 12/15/02                     Baa3       450,000                         442,800

6.87% 11/15/04                    A2         750,000                         748,125

Green Tree Financial Corp.:

6.68% 1/15/29                     AAA        1,820,000                       1,822,275

6.8% 6/15/27                      Aaa        364,813                         365,382

Key Auto Finance Trust:

5.83% 1/15/07                     Aaa        1,330,000                       1,309,427

6.3% 10/15/03                     A2         489,911                         488,993

Olympic Automobile
Receivables Trust:

6.4% 9/15/01                      Aaa        36,125                          36,126

6.7% 3/15/02                      Aaa        251,308                         252,522

Petroleum Enhanced Trust          Baa2       674,914                         672,383
Receivables Offering
Petroleum Trust 6.125%
2/5/03 (e)(g)

Railcar Trust 7.75% 6/1/04        Aaa        28,496                          29,070

TMS Auto Grantor Trust 5.9%       Aaa        43,462                          43,469
9/15/02

UAF Auto Grantor Trust 6.1%       Aaa        819,641                         816,056
1/15/03 (e)

Western Financial Grantor         Aaa        197,237                         196,744
Trust 5.875% 3/1/02

WFS Financial Owner Trust         Aaa        1,170,000                       1,167,075
6.55% 10/20/04

TOTAL ASSET-BACKED SECURITIES                                                18,364,253
(Cost $18,567,525)

COMMERCIAL MORTGAGE
SECURITIES - 3.1%



BKB Commercial Mortgage Trust     BBB        450,000                         450,773
Series 1997-C1 Class D,
7.83% 2/25/43 (e)(g)

CBM Funding Corp. sequential
pay Series 1996-1:

Class A-2, 6.88% 7/1/02           AA         1,492,710                       1,497,842

Class A-3PI, 7.08% 11/1/07        AA         870,000                         860,620

Class B, 7.48% 2/1/08             A          680,000                         673,731

CS First Boston Mortgage
Securities Corp.:

Series 1997-C2 Class D, 7.27%     Baa2       1,570,000                       1,435,569
1/17/35

Series 1998-C1 Class D, 7.17%     BBB        1,290,000                       1,150,922
1/17/12

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

CS First Boston Mortgage
Securities Corp.: - continued

Series 1998-FL1 Class E,          Baa2      $ 1,400,000                     $ 1,372,000
6.2206% 1/10/13 (e)(g)

Deutsche Mortgage & Asset         Baa2       1,320,000                       1,187,588
Receiving Corp. Series
1998-C1 Class D, 7.231%
7/15/12

Equitable Life Assurance
Society of the United States
(The):

sequential pay Series 174         Aaa        1,890,000                       1,903,362
Class A-1, 7.24% 5/15/06 (e)

Series 174:

Class B-1, 7.33% 5/15/06 (e)      Aa2        1,000,000                       996,450

Class C-1, 7.52% 5/15/06 (e)      A2         700,000                         695,625

Federal Deposit Insurance         Aaa        32,393                          32,424
Corp. REMIC Trust sequential
pay Series 1994-C1 Class
II-A2, 7.85% 9/25/25

First Union-Lehman Brothers       Aa2        2,050,000                       1,957,430
Commercial MortgageTrust
sequential pay Series
1997-C2 Class B, 6.79%
11/18/29

GS Mortgage Securities Corp.
II Series 1998-GLII:

Class D, 7.1905% 4/13/31          Baa2       450,000                         411,188
(e)(g)

Class E, 7.1905% 4/13/31          Baa3       1,420,000                       1,218,743
(e)(g)

Host Marriot Pool Trust 6.98%     Aaa        1,173,357                       1,161,440
8/1/15

LTC Commercial Mortgage Pass      AAA        933,833                         875,898
Through Certificates Series
1998-1 Class A, 6.029%
5/30/30 (e)

Morgan Stanley Capital I, Inc.:

Series 1998-CF1:

Class D, 7.35% 1/15/12            Baa2       1,064,000                       953,278

Class E, 7.35% 12/15/12           Baa3       371,000                         301,611

Series 1998-HF1 Class D, 7.1%     BBB        1,710,000                       1,611,408
2/15/30 (g)

Nomura Asset Securities Corp.     Baa2       1,320,000                       1,173,975
Series 1998-D6 Class A-4,
7.5969% 3/17/28 (g)

Resolution Trust Corp. Series     A2         1,200,000                       1,178,250
1995-C1 Class C, 6.9% 2/25/27

Structured Asset Securities       BBB        640,000                         623,100
Corp. Series 1996-CFL Class
E, 7.75% 2/25/28

Thirteen Affiliates of
General Growth Properties,
Inc.:

sequential pay Series 1 Class     Aaa        1,150,000                       1,108,163
A-2, 6.602% 12/15/10 (e)

Series D-2, 6.992% 12/15/10       Baa2       1,100,000                       1,029,556
(e)

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT                VALUE (NOTE 1)

Thirteen Affiliates of
General Growth Properties,
Inc.: - continued

Series E-2, 7.224% 12/15/10       Baa3      $ 660,000                       $ 599,927
(e)

TIAA Retail Commercial            AAA        990,000                         992,320
Mortgage Trust 7.17% 1/1/32

TOTAL COMMERCIAL MORTGAGE                                                    27,453,193
SECURITIES
(Cost $29,015,430)

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (H) - 0.6%



Israeli State euro 6.375%         A3         800,000                         796,816
12/19/01

Korean Republic yankee:

8.75% 4/15/03                     Baa3       935,000                         967,286

8.875% 4/15/08                    Baa3       602,000                         621,481

Ontario Province yankee           Aa3        3,000,000                       3,095,760
global 7.75% 6/4/02

TOTAL FOREIGN GOVERNMENT AND                                                 5,481,343
GOVERNMENT AGENCY OBLIGATIONS
(Cost $5,521,539)

SUPRANATIONAL OBLIGATIONS -
0.1%



Inter American Development        Aaa        1,270,000                       1,246,835
Bank yankee 6.29% 7/16/27
(Cost $1,262,012)



CERTIFICATES OF DEPOSIT - 7.0%



Bayerische Hypo-und                  11,000,000                     10,914,082
Vereinsbank AG yankee 5.3%
5/15/00 (g)

Canadian Imperial Bank of            10,000,000                     9,995,025
Commerce yankee 5.38%
4/13/00 (g)

Commerzbank AG yankee 5.58%          10,000,000                     9,964,385
6/12/00

Deutsche Bank AG yankee 5.1%         11,000,000                     10,958,389
2/11/00

Fleet National Bank 5.52%            10,000,000                     10,004,490
5/5/00 (g)

Societe Generale, France             11,500,000                     11,455,883
yankee 5.16% 2/22/00

TOTAL CERTIFICATES OF DEPOSIT                                       63,292,254
(Cost $63,474,924)

COMMERCIAL PAPER - 6.2%

                                    PRINCIPAL AMOUNT               VALUE (NOTE 1)

Abbey National North America        $ 11,000,000                   $ 10,892,713
yankee 5.07% 12/6/99

Citibank Credit Card Master          7,000,000                      6,994,818
Trust I (Dakota Certificate
Program) 5.18% 10/6/99

Finova Capital Corp. 5.5088%         11,600,000                     11,586,587
4/10/00 (g)

General Motors Acceptance            4,000,000                      3,992,880
Corp. 5.18% 10/13/99

J.P. Morgan & Co., Inc. 5.07%        11,900,000                     11,782,176
12/7/99

Windmill Funding Corp. yankee        11,000,000                     10,980,530
5.36% 10/13/99

TOTAL COMMERCIAL PAPER                                              56,229,704
(Cost $56,247,428)


CASH EQUIVALENTS - 8.0%

                              MATURITY AMOUNT

Investments in repurchase      64,196,680                      64,187,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.43%,
dated 9/30/99 due 10/1/99

                              SHARES

Taxable Central Cash Fund      8,020,577                       8,020,577
5.22%, (c)

TOTAL CASH EQUIVALENTS                                         72,207,577
(Cost $72,207,577)

TOTAL INVESTMENT PORTFOLIO -                                   890,920,017
98.7%
(Cost $876,018,972)

NET OTHER ASSETS - 1.3%                                         11,834,837

NET ASSETS - 100%                                            $ 902,754,854

LEGEND

(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.

(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $41,432,441 or 4.6% of net assets.

(f) Security purchased on a delayed delivery or when-issued basis.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(i) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

Additional information on each holding is as follows:

SECURITY                  ACQUISITION DATE  ACQUISITION COST

Goldman Sachs Group L.P.  1/25/99           $ 11,700,000
5.61% 7/27/00

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS         S&P RATINGS

Aaa, Aa, A    33.0%     AAA, AA, A    29.8%

Baa           12.5%     BBB           13.3%

Ba            1.4%      BB            1.4%

B             5.8%      B             5.6%

Caa           1.2%      CCC           1.2%

Ca, C         0.0%      CC, C         0.0%

                        D             0.0%

The percentage not rated by Moody's or S&P amounted to 0.3%. FMR has determined that unrated debt securities that are lower quality account for 0.3% of the total value of investment in securities.

INCOME TAX INFORMATION

At September 30, 1999, the aggregate cost of investment securities for income tax purposes was $876,252,899. Net unrealized appreciation aggregated $14,667,118, of which $39,278,183 related to appreciated investment securities and $24,611,065 related to depreciated investment securities.

The fund hereby designates approximately $36,851,609 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                        SEPTEMBER 30, 1999

ASSETS

Investment in securities, at                 $ 890,920,017
value (including repurchase
agreements of $64,187,000)
(cost $876,018,972) - See
accompanying schedule

Cash                                          395

Receivable for investments                    16,006,223
sold

Receivable for fund shares                    640,975
sold

Dividends receivable                          306,370

Interest receivable                           8,581,514

Other receivables                             3,895

 TOTAL ASSETS                                 916,459,389

LIABILITIES

Payable for investments         $ 8,061,719
purchased Regular delivery

 Delayed delivery                1,003,854

Payable for fund shares          4,044,862
redeemed

Accrued management fee           327,617

Other payables and accrued       266,483
expenses

 TOTAL LIABILITIES                            13,704,535

NET ASSETS                                   $ 902,754,854

Net Assets consist of:

Paid in capital                              $ 865,806,920

Undistributed net investment                  4,547,216
income

Accumulated undistributed net                 17,499,673
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                   14,901,045
(depreciation) on investments

NET ASSETS, for 74,330,402                   $ 902,754,854
shares outstanding

NET ASSET VALUE, offering                     $12.15
price and redemption price
per share ($902,754,854
(divided by) 74,330,402
shares)

STATEMENT OF OPERATIONS
                            YEAR ENDED SEPTEMBER 30, 1999

INVESTMENT INCOME                             $ 2,827,211
Dividends

Interest                                       46,548,239

 TOTAL INCOME                                  49,375,450

EXPENSES

Management fee                   $ 3,949,420

Transfer agent fees               1,772,342

Accounting fees and expenses      238,340

Non-interested trustees'          2,987
compensation

Custodian fees and expenses       43,886

Registration fees                 153,183

Audit                             73,613

Legal                             5,857

Reports to shareholders           67,362

Miscellaneous                     2,326

 Total expenses before            6,309,316
reductions

 Expense reductions               (129,258)    6,180,058

NET INVESTMENT INCOME                          43,195,392

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            21,009,179

 Foreign currency transactions    (87)

 Futures contracts                (79,318)     20,929,774

Change in net unrealized                       (7,309,264)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                                13,620,510

NET INCREASE (DECREASE) IN                    $ 56,815,902
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

                                 YEAR ENDED SEPTEMBER 30, 1999  YEAR ENDED SEPTEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 43,195,392                   $ 33,031,774
income

 Net realized gain (loss)         20,929,774                     48,739,504

 Change in net unrealized         (7,309,264)                    (26,994,864)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       56,815,902                     54,776,414
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (41,923,096)                   (33,064,721)
From net investment income

 From net realized gain           (36,664,108)                   (15,719,836)

 TOTAL DISTRIBUTIONS              (78,587,204)                   (48,784,557)

Share transactions Net            541,145,296                    467,138,900
proceeds from sales of shares

 Reinvestment of distributions    74,281,475                     46,026,633

 Cost of shares redeemed          (467,016,784)                  (390,443,714)

 NET INCREASE (DECREASE) IN       148,409,987                    122,721,819
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       126,638,685                    128,713,676
IN NET ASSETS

NET ASSETS

 Beginning of period              776,116,169                    647,402,493

 End of period (including        $ 902,754,854                  $ 776,116,169
undistributed net investment
income of $4,547,216 and
$2,979,130, respectively)

OTHER INFORMATION
Shares

 Sold                             43,710,825                     37,636,367

 Issued in reinvestment of        6,082,564                      3,745,437
distributions

 Redeemed                         (37,785,305)                   (31,421,539)

 Net increase (decrease)          12,008,084                     9,960,265


FINANCIAL HIGHLIGHTS

YEARS ENDED SEPTEMBER 30,        1999       1998       1997       1996       1995



SELECTED PER-SHARE DATA

Net asset value, beginning       $ 12.45    $ 12.36    $ 11.63    $ 11.46    $ 10.69
of period

Income from Investment
Operations

Net investment income             .58 B      .57 B      .56 B      .61        .56

Net realized and unrealized       .22        .39        1.02       .20        .68
gain (loss)

Total from investment             .80        .96        1.58       .81        1.24
operations

Less Distributions

 From net investment income       (.57)      (.58)      (.59)      (.64)      (.47)

From net realized gain            (.53)      (.29)      (.26)      -          -

Total distributions               (1.10)     (.87)      (.85)      (.64)      (.47)

Net asset value, end of period   $ 12.15    $ 12.45    $ 12.36    $ 11.63    $ 11.46

TOTAL RETURN A                    6.65%      8.06%      14.16%     7.28%      11.99%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 902,755  $ 776,116  $ 647,402  $ 566,104  $ 566,079
(000 omitted)

Ratio of expenses to average      .69%       .71%       .77%       .82%       .79%
net assets

Ratio of expenses to average      .67% C     .69% C     .76% C     .80% C     .79%
net assets after expense
reductions

Ratio of net investment           4.72%      4.62%      4.74%      5.03%      5.15%
income  to average net assets

Portfolio turnover rate           121%       156%       112%       148%       157%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended September 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Asset Manager: Income (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, futures transactions, foreign currency transactions, market discount and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company
(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

2. OPERATING POLICIES -
CONTINUED

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc.
(FIMM), an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market values of the securities purchased on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock and bond markets. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities

2. OPERATING POLICIES -
CONTINUED

RESTRICTED SECURITIES - CONTINUED

are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $11,726,050 or 1.3% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $1,028,662,941 and $882,064,710, respectively, of which U.S. government and government agency obligations aggregated
$406,747,466 and $395,714,440, respectively.

The market value of futures contracts opened and closed during the period amounted to $30,871,191 and $30,791,873, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .43% of average net assets.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $26,431 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn
additional income.   The fund receives collateral in the form of U.S.
Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities

5. SECURITY LENDING -
CONTINUED

during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end there were no loans outstanding.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $59,288 under this arrangement.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $6,822 and $63,148, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Charles Street Trust and the Shareholders of Fidelity(registered trademark) Asset Manager: Income:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Asset Manager: Income (a fund of Fidelity Charles Street Trust) at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Asset Manager: Income 's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
November 8, 1999

OTHER FUND INFORMATION


CHANGE IN INDEPENDENT AUDITOR.

Based on the recommendation of the Audit Committee of Fidelity Asset
Manager: Income, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as the fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ending September 30, 2000. For the fiscal years ended September 30, 1999 and September 30, 1998, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

DISTRIBUTIONS


The Board of Trustees of Asset Manager: Income voted to pay on December 7, 1998, to shareholders of record at the opening of business on December 4, 1998, a distribution of $.53 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.08 per share from net investment income.

A total of 6.60% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A total of 6% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on October 5, 1999. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

                    # OF                % OF
                    VOTES CAST          VOTES CAST
Affirmative         7,814,341,510.26    77.480

Against             350,207,085.34      3.472

Abstain             1,921,059,118.40    19.048

TOTAL               10,085,607,714.00   100.000

Broker Non-Votes    1,561,206.99

PROPOSAL 2
To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase, reduce the individual fund fee rate, and allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.

               # OF             % OF
               VOTES CAST       VOTES CAST
Affirmative    357,127,479.70   77.979

Against        13,986,431.22    3.054

Abstain        86,864,763.86    18.967

TOTAL          457,978,674.78   100.000

PROPOSAL 3
To approve an amended sub-advisory agreement with FMR Far East to allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the Investment Company Act of 1940.

               # OF             % OF
               VOTES CAST       VOTES CAST
Affirmative    351,291,460.24   76.705

Against        17,554,130.28    3.833

Abstain        89,133,084.26    19.462

TOTAL          457,978,674.78   100.000

PROPOSAL 4
To approve an amended sub-advisory agreement with FMR U.K. to allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the Investment Company Act of 1940.

               # OF             % OF
               VOTES CAST       VOTES CAST
Affirmative    352,891,391.20   77.054

Against        16,434,018.14    3.588

Abstain        88,653,265.44    19.358

TOTAL          457,978,674.78   100.000

PROPOSAL 5
To amend the fundamental investment limitation concerning diversification to exclude "securities of other investment companies" from the limitation.

               # OF             % OF
               VOTES CAST       VOTES CAST
Affirmative    348,200,777.74   76.030

Against        21,718,751.25    4.742

Abstain        88,059,145.79    19.228

TOTAL          457,978,674.78   100.000

* DENOTES TRUST-WIDE PROPOSALS AND
 VOTING RESULTS.

OF SPECIAL NOTE


INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Investments Money
 Management, Inc. (FIMM)
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Richard C. Habermann, Vice President
Bradford F. Lewis, Vice President
Charles S. Morrison, Vice President
John J. Todd, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

AMI-ANN-1199  88325
1.537737.102

ADVISORY BOARD

J. Gary Burkhead
Abigail P. Johnson

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

The Chase Manhattan Bank
New York, NY

FIDELITY'S ASSET ALLOCATION FUNDS

Asset ManagerSM
Asset Manager: AggressiveSM
Asset Manager: GrowthSM
Asset Manager: IncomeSM
Fidelity Freedom Funds(registered trademark) -
Income, 2000, 2010, 2020, 2030

THE FIDELITY TELEPHONE CONNECTION

MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 (for the deaf and hearing impaired)
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY(REGISTERED TRADEMARK)
ASSET MANAGERSM

ANNUAL REPORT
SEPTEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE     3   Ned Johnson on investing
                            strategies.

PERFORMANCE             4   How the fund has done over
                            time.

MARKET RECAP            6   An overview of the market's
                            performance and the factors
                            driving it.

FUND TALK               7   The manager's review of fund
                            performance, strategy and
                            outlook.

INVESTMENT CHANGES      10  A summary of major shifts in
                            the fund's investments over
                            the past six months.

INVESTMENTS             11  A complete list of the fund's
                            investments with their
                            market values.

FINANCIAL STATEMENTS    46  Statements of assets and
                            liabilities, operations, and
                            changes in net assets, as
                            well as financial highlights.

NOTES                   50  Notes to the financial
                            statements.

REPORT OF INDEPENDENT   55  The auditors' opinion.
ACCOUNTANTS

OTHER FUND INFORMATION  56

DISTRIBUTIONS           57

PROXY VOTING RESULTS    58

OF SPECIAL NOTE         60


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Distributors Corporation.

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

September proved troublesome for the equity markets, as the Dow Jones Industrial Average shed nearly 1,000 points from its record high set about a month earlier. Jitters over an exceedingly strong economy and the direction of short-term interest rates were the primary causes of the Dow's struggle. Benefiting in part from a mild flight to safety, prices of the benchmark 30-year Treasury bond were modestly higher for the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. Asset Manager funds are already diversified because they invest in stocks, bonds and short-term and money market instruments, both in the U.S. and overseas. If you have a shorter investment time horizon, you might want to consider moving some of your investment into Asset Manager: IncomeSM, which generally has a higher weighting in short-term investments compared with the other Asset Manager funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED SEPTEMBER 30,        PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

ASSET MANAGER SM                   16.12%       86.00%        230.57%

Asset Manager Composite            13.73%       102.34%       196.37%

 S&P 500 (registered trademark)    27.80%       205.60%       373.44%

 LB Aggregate Bond                 -0.37%       45.85%        117.97%

 LB 3 Month T-Bill                 4.74%        30.41%        67.16%

Flexible Portfolio Funds           15.51%       100.09%       200.17%
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Asset Manager Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix. To measure how the fund's performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 218 mutual funds. The benchmarks listed in the table above include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED SEPTEMBER 30,  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1999

ASSET MANAGER                16.12%       13.21%        12.70%

Asset Manager Composite      13.73%       15.14%        11.48%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

$10,000 OVER 10 YEARS
             Asset Manager               S&P 500
50 S&P/40 LBAgg/10 LB 3Mo   LB Aggregate Bond
             00314                       SP001
F0001                       LB001
  1989/09/30      10000.00                    10000.00
   10000.00                    10000.00
  1989/10/31      10043.90                     9768.00
   10057.70                    10246.00
  1989/11/30      10114.14                     9967.27
   10178.69                    10343.34
  1989/12/31      10151.25                    10206.48
   10277.43                    10371.26
  1990/01/31       9826.49                     9521.63
   10029.64                    10247.85
  1990/02/28       9900.72                     9644.46
   10094.03                    10280.64
  1990/03/31      10002.79                     9900.03
   10193.35                    10287.84
  1990/04/30       9835.76                     9652.53
   10098.66                    10193.19
  1990/05/31      10355.39                    10593.65
   10529.97                    10494.91
  1990/06/30      10438.90                    10521.62
   10595.89                    10663.87
  1990/07/31      10429.62                    10487.95
   10662.11                    10811.04
  1990/08/31      10077.02                     9539.84
   10332.65                    10666.17
  1990/09/30       9872.88                     9075.25
   10241.83                    10754.70
  1990/10/31       9900.72                     9036.22
   10314.96                    10891.28
  1990/11/30      10373.95                     9619.96
   10624.61                    11125.44
  1990/12/31      10697.30                     9888.36
   10802.47                    11299.00
  1991/01/31      11268.09                    10319.49
   11009.44                    11439.11
  1991/02/28      11760.15                    11057.34
   11285.45                    11536.34
  1991/03/31      11956.97                    11324.93
   11410.72                    11615.94
  1991/04/30      12143.95                    11352.11
   11486.94                    11741.39
  1991/05/31      12449.02                    11842.52
   11669.35                    11809.49
  1991/06/30      12183.31                    11300.13
   11518.12                    11803.59
  1991/07/31      12508.07                    11826.72
   11749.63                    11967.66
  1991/08/31      12793.46                    12107.01
   11959.83                    12226.16
  1991/09/30      12813.15                    11904.82
   12018.08                    12474.35
  1991/10/31      12911.56                    12064.35
   12126.84                    12612.82
  1991/11/30      12685.21                    11578.15
   12046.56                    12728.85
  1991/12/31      13226.36                    12902.69
   12642.99                    13106.90
  1992/01/31      13417.43                    12662.70
   12504.31                    12928.65
  1992/02/29      13672.19                    12827.32
   12583.84                    13012.68
  1992/03/31      13672.19                    12577.19
   12492.10                    12939.81
  1992/04/30      13863.26                    12946.96
   12648.75                    13032.98
  1992/05/31      14001.26                    13010.40
   12772.62                    13279.30
  1992/06/30      14001.26                    12816.54
   12778.88                    13462.56
  1992/07/31      14287.87                    13340.74
   13127.82                    13737.19
  1992/08/31      14224.17                    13067.25
   13077.17                    13875.94
  1992/09/30      14330.33                    13221.45
   13224.45                    14041.06
  1992/10/31      14309.10                    13267.72
   13162.82                    13854.32
  1992/11/30      14627.55                    13720.15
   13329.99                    13857.09
  1992/12/31      14912.15                    13888.91
   13487.52                    14077.42
  1993/01/31      15168.68                    14005.57
   13656.87                    14347.70
  1993/02/28      15324.83                    14196.05
   13847.00                    14598.79
  1993/03/31      15829.36                    14495.59
   13989.68                    14660.10
  1993/04/30      15896.91                    14144.79
   13904.65                    14762.72
  1993/05/31      16234.66                    14523.87
   14053.79                    14781.91
  1993/06/30      16439.05                    14565.99
   14203.33                    15049.47
  1993/07/31      16688.99                    14507.73
   14221.73                    15135.25
  1993/08/31      17166.15                    15057.57
   14571.76                    15400.11
  1993/09/30      17155.38                    14941.63
   14557.48                    15441.70
  1993/10/31      17659.61                    15250.92
   14707.13                    15498.83
  1993/11/30      17625.23                    15106.04
   14594.03                    15367.09
  1993/12/31      18384.95                    15288.82
   14696.31                    15450.07
  1994/01/31      18981.87                    15808.64
   14985.71                    15658.65
  1994/02/28      18384.95                    15380.23
   14699.72                    15386.19
  1994/03/31      17495.56                    14709.65
   14320.11                    15006.15
  1994/04/30      17483.52                    14897.93
   14356.11                    14886.10
  1994/05/31      17628.01                    15142.26
   14452.82                    14884.61
  1994/06/30      17240.10                    14771.27
   14310.02                    14851.86
  1994/07/31      17579.33                    15255.77
   14613.05                    15147.42
  1994/08/31      17991.25                    15881.26
   14864.31                    15165.59
  1994/09/30      17772.65                    15492.17
   14646.64                    14942.66
  1994/10/31      17857.98                    15840.74
   14787.36                    14929.21
  1994/11/30      17589.81                    15263.82
   14571.08                    14896.37
  1994/12/31      17171.28                    15490.18
   14708.25                    14999.15
  1995/01/31      17034.71                    15891.84
   14984.44                    15296.13
  1995/02/28      17295.44                    16511.15
   15360.16                    15660.18
  1995/03/31      17570.78                    16998.39
   15595.91                    15755.71
  1995/04/30      17933.20                    17498.99
   15876.83                    15976.29
  1995/05/31      18358.09                    18198.43
   16403.71                    16594.57
  1995/06/30      18609.97                    18621.18
   16624.93                    16715.71
  1995/07/31      19125.51                    19238.66
   16836.80                    16678.94
  1995/08/31      19251.26                    19286.95
   16948.46                    16880.75
  1995/09/30      19566.13                    20100.85
   17314.75                    17044.50
  1995/10/31      19502.89                    20029.09
   17413.45                    17266.07
  1995/11/30      19869.68                    20908.37
   17842.83                    17525.07
  1995/12/31      20288.89                    21311.07
   18102.59                    17770.42
  1996/01/31      20724.10                    22036.50
   18411.16                    17887.70
  1996/02/29      20621.70                    22240.77
   18343.08                    17576.46
  1996/03/31      20622.76                    22454.95
   18364.54                    17453.42
  1996/04/30      20803.21                    22785.94
   18441.71                    17355.68
  1996/05/31      21022.33                    23373.59
   18636.38                    17320.97
  1996/06/30      21139.68                    23462.64
   18775.74                    17553.07
  1996/07/31      20736.90                    22426.06
   18478.56                    17600.46
  1996/08/31      20866.83                    22899.03
   18636.07                    17570.54
  1996/09/30      21594.95                    24187.79
   19195.30                    17876.27
  1996/10/31      22144.98                    24854.88
   19593.26                    18273.12
  1996/11/30      23192.64                    26733.66
   20338.11                    18585.59
  1996/12/31      22871.22                    26204.07
   20111.10                    18412.75
  1997/01/31      23565.55                    27841.30
   20773.56                    18469.83
  1997/02/28      23759.96                    28059.58
   20883.87                    18516.00
  1997/03/31      22862.04                    26906.61
   20370.86                    18310.47
  1997/04/30      23646.04                    28512.93
   21111.13                    18585.13
  1997/05/31      24808.04                    30248.80
   21845.17                    18761.69
  1997/06/30      25441.58                    31603.95
   22446.35                    18984.95
  1997/07/31      26894.98                    34118.67
   23593.69                    19497.55
  1997/08/31      26175.34                    32207.35
   22863.47                    19331.82
  1997/09/30      27025.15                    33971.34
   23635.45                    19617.93
  1997/10/31      26683.96                    32836.70
   23387.99                    19902.39
  1997/11/30      27366.34                    34356.71
   23982.39                    19993.94
  1997/12/31      27965.70                    34946.61
   24295.48                    20195.88
  1998/01/31      28194.31                    35333.12
   24565.89                    20454.39
  1998/02/28      29444.00                    37881.35
   25452.97                    20438.02
  1998/03/31      30072.50                    39821.25
   26151.27                    20507.51
  1998/04/30      29842.24                    40221.85
   26348.97                    20614.15
  1998/05/31      29535.22                    39530.44
   26234.49                    20809.99
  1998/06/30      30229.85                    41136.17
   26867.61                    20986.52
  1998/07/31      30322.67                    40698.07
   26759.17                    21031.06
  1998/08/31      27290.40                    34813.94
   25011.28                    21373.37
  1998/09/30      28467.96                    37044.12
   26059.86                    21873.76
  1998/10/31      29591.69                    40057.29
   27074.89                    21758.35
  1998/11/30      30980.75                    42485.16
   27965.93                    21881.58
  1998/12/31      32466.32                    44933.16
   28816.18                    21947.38
  1999/01/31      33157.09                    46812.26
   29512.00                    22104.15
  1999/02/28      32260.95                    45357.34
   28856.13                    21718.21
  1999/03/31      33027.37                    47172.08
   29509.75                    21838.71
  1999/04/30      33799.38                    48999.06
   30129.20                    21907.94
  1999/05/31      33234.49                    47842.19
   29679.22                    21715.15
  1999/06/30      34317.46                    50497.43
   30476.41                    21645.80
  1999/07/31      33748.03                    48920.90
   29962.27                    21554.88
  1999/08/31      33311.47                    48678.74
   29894.11                    21543.94
  1999/09/30      33057.25                    47344.46
   29636.61                    21793.94
IMATRL PRASUN   SHR__CHT 19990930 19991011 125456 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Asset Manager Fund on September 30, 1989. As the chart shows, by September 30, 1999, the value of the investment would have grown to $33,057 - a 230.57% increase on the initial investment. For comparison, look at how both the S&P 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have grown to $47,344 - a 373.44% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,797 - a 117.97% increase. You can also look at how the Asset Manager Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 Index (+373.44%), the Lehman Brothers Aggregate Bond Index (+117.97%) and the Lehman Brothers 3 Month T-Bill Index (+67.16%) according to the fund's neutral mix*. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $29,637 - a 196.37% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. If you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* CURRENTLY 50% STOCKS, 40% BONDS AND 10% SHORT-TERM/MONEY MARKET
INSTRUMENTS EFFECTIVE JANUARY 1, 1997; 40%, 40% AND 20%, RESPECTIVELY, BETWEEN JUNE 1, 1992 AND DECEMBER 31, 1996; 30%, 40%, AND 30%,
RESPECTIVELY, PRIOR TO JUNE 1, 1992.

MARKET RECAP


The old saying goes that in life, only death and taxes are certain. In market terms, one could argue that in any given period, stock and bond performance will most certainly be dictated by varying degrees of volatility, Federal Reserve Board monetary policy and investor sentiment. The 12-month period that ended September 30, 1999, did nothing to dispel this notion as all three factors played key roles in each market's showing.

STOCKS: Despite persistent ups and downs, the U.S. equity market managed to produce another period of double-digit returns. For the 12-month period ending September 30, 1999, the Standard & Poor's 500 Index and the Dow Jones Industrial Average returned 27.80% and 33.88%, respectively. Fed monetary policy influenced performance at different junctures. Early in the period, the Fed tried to stabilize the impact of tenuous global markets by announcing a series of interest-rate cuts. Investors cheered this move as the Dow hit the 10,000 level for the first time in late March. Late in the second quarter, however, concerns over an overheating U.S. economy and global market recoveries triggered inflation fears and frittered away some of the market's gains. In mid-May, the Fed switched gears, indicating that it favored raising interest rates down the road. On June 30, the Fed held true to its word and raised the federal funds rate by 0.25%. Another quarter-percentage point rate hike followed in August, and the market sold off throughout the third quarter as investors anticipated additional increases.

BONDS: For taxable bonds, it may be appropriate that the 12-month period ending September 30, 1999, coincided with a busy storm season along the eastern seaboard of the U.S. The investing climate during this period was anything but kind to taxable bonds as the Lehman Brothers Aggregate Bond Index returned -0.37%. Interest-rate levels were at extreme lows as the period began, and bond yields gradually rose in response to the strong economy. Pressure - in the form of two successive rate increases by the Fed - weighed heavily on Treasuries, wiping out nearly all of the easing from rate cuts in 1998. The Lehman Brothers Treasury Index returned -1.97% during the 12-month period. The spread sectors - that is, corporates, mortgages and agencies - performed a bit better as investors favored higher-yielding alternatives. Corporates rallied, but supply and demand concerns impeded the group and the Lehman Brothers Corporate Bond Index closed the period down 1.40%. Mortgages, meanwhile, benefited from rising rates, slow refinancing activity and lower supply. The Lehman Brothers Mortgage-Backed Securities Index returned 2.27% during the period.

FUND TALK: THE MANAGER'S OVERVIEW

(photograph of Richard Habermann)

An interview with Richard Habermann, Portfolio Manager of
Asset Manager

Q. HOW DID THE FUND PERFORM, DICK?

A. Reasonably well. For the 12 months that ended September 30, 1999, the fund returned 16.12%. This compared favorably to the Asset Manager Composite Index, which returned 13.73% during the same period, as well as to the flexible portfolio funds average, which returned 15.51% according to Lipper Inc.

Q. WHAT ASSET ALLOCATION STRATEGIES DID YOU EMPLOY DURING THE PERIOD AND HOW DID THEY WORK OUT?

A. An emphasis on both equities and high-yield securities provided a nice performance boost for the fund. Typically, the fund's neutral allocation mix calls for 50% to be invested in stocks, 40% in bonds and 10% in short-term and money market instruments. Over the course of the 12-month period, however, I raised the fund's equity weighting from around 49% to 57%. With the equity markets performing well through much of the period, this equity tilt proved wise. The other positive change I made was to increase the fund's high-yield positions. The overall investing climate for these issues was conducive to strong performance, and the fixed-income portion of the fund - which had an average high-yield weighting of around 25% through most of the period - benefited accordingly. An underweighting in investment-grade fixed-income classes also helped, as rising interest rates hurt this group.

Q. YOU'VE SAID IN THE PAST THAT ASSET ALLOCATION AND INDIVIDUAL
SECURITY SELECTION HAVE TO BE CLICKING ON ALL CYLINDERS FOR THE FUND TO PERFORM WELL. HOW DID THE FUND'S EQUITY POSITIONS PERFORM?

A. Pretty well. Tom Sprague - who manages the equity subportfolio - was able to find several noteworthy winners, particularly within the market-leading technology sector. The fund's positions in names such as America Online, Comverse Technology and Linear Technology, to name a few, generated solid gains. Microsoft - the fund's second-largest equity position at the end of the period - continued to perform well as the company enjoyed dominant market positions in several segments of its business. Just as important, too, was what Tom didn't own. For example, his decision to underweight stocks in poorer-performing sectors, such as nondurables and utilities, as well as individual stocks such as Compaq and FirstUnion - both of which the fund no longer owned at the end of the period - turned out to be smart plays. In terms of disappointments, several of the fund's health care positions struggled along with that sector in general. The fund's stakes in Eli Lilly and Omnicare, in particular, detracted from performance.

Q. HOW ABOUT THE FUND'S BOND SUBPORTFOLIO?

A. As was the case six months ago, the positive story here revolved mainly around the fund's high-yield positions, managed by Fred Hoff. While numerous factors played key roles, improved global market stability - namely in areas such as Latin America and Japan - seemed to alleviate concerns of a global economic slowdown. Perceptions of default risk - a key gauge in the direction of high-yield issues - also were largely kept in check. Individual contributors included satellite television holding EchoStar and telecommunications leader Nextel Communications. In the investment-grade area - which Charlie Morrison oversees - higher-yielding securities such as corporate and mortgage-backed bonds performed well early in the period. However, the overall rise in interest rates in the investment-grade market offset much of the positive returns generated by these positions.

Q. HOW DID YOU POSITION THE FUND'S SHORT-TERM/MONEY MARKET INVESTMENTS DURING THE PERIOD?

A. This portion of the portfolio performed fairly well, as John Todd was able to assemble an effective blend of securities with both short- and long-term maturities. Prior to the lowering of interest rates by the Federal Reserve Board early in the period, we bought longer-term securities - mostly six-month to one-year - to take advantage of attractive yield spreads within the short-term universe. These securities performed well as they provided nice yields and began maturing late in the period when the Fed began to reverse course and take back the earlier interest-rate easings. In addition, midway through the period we added several variable-rate instruments, which performed well as the rates they earned adjusted with the changing interest-rate environment. Finally, money market assets may be invested in a money market mutual fund.

Q. WHAT'S YOUR OUTLOOK?

A. There were stretches of time during this past period in which smaller- and medium-sized stocks held their own against larger stocks. If this type of broad participation becomes sustainable, it would be beneficial to the fund. Another key factor could be improving global economies. If we continue to see progress overseas, it could heighten concerns over inflation and higher interest rates here at home. These factors will play a big role in helping me determine suitable asset mixes going forward.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: high total return with
reduced risk over the long
term by allocating assets
among stocks, bonds and
short-term and money market
instruments of all types

FUND NUMBER: 314

TRADING SYMBOL: FASMX

START DATE: December 28,
1988

SIZE: as of September 30,
1999, more than $12.2
billion

MANAGER: Richard Habermann,
since 1996; manager, Asset
Manager: Aggressive, since
September 1999; Asset
Manager: Income and Asset
Manager: Growth, since 1996;
Fidelity Trend Fund,
1977-1981; Fidelity Magellan
Fund, 1972-1977; joined
Fidelity in 1968

DICK HABERMANN OFFERS HIS
THOUGHTS ON SEVERAL TOPICS:

FINANCE STOCKS: "Performance
within the finance sector was
generally very fragmented during
the period. Bank-related stocks, for
instance, performed poorly in the
rising interest-rate environment we
witnessed. Well-known names such
as Fannie Mae and Freddie Mac
were also lumped in - perhaps
unjustifiably so - and registered
weak returns. But those financial
institutions with varied businesses
- such as Citigroup - managed
just fine. Citigroup's exposure to
areas such as the capital markets
and insurance helped its
performance."

TELECOMMUNICATIONS/HIGH-YIELD
INVESTMENTS: "Telecom has been a
fertile area for both stock picking
and the fund's high-yield
investments. Rising default rates
are a concern for the industry,
though, because of the number of
offerings we've seen in recent
years. Fred Hoff's research team
really goes through the high-yield
universe with a fine-toothed
comb."

JAPAN: "Japan has staged a pretty
impressive economic turnaround,
but there's still more to be done.
The fund benefited from holding
several smaller Japanese positions,
as well from its holdings in
multinational companies - such
as GE - with exposure to that
market."


INVESTMENT CHANGES





TOP FIVE STOCKS AS OF
SEPTEMBER 30, 1999

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

General Electric Co.              1.9                     1.7

Microsoft Corp.                   1.7                     1.3

Cisco Systems, Inc.               1.3                     0.9

Comcast Corp. Class A (special)   1.2                     0.5

Bristol-Myers Squibb Co.          1.2                     1.2

                                  7.3                     5.6

TOP FIVE BOND ISSUERS AS OF
SEPTEMBER 30, 1999

(WITH MATURITIES GREATER THAN    % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
ONE YEAR)                                                MONTHS AGO

Fannie Mae                        8.5                     8.1

U.S. Treasury Obligations         2.2                     3.6

Government National Mortgage      1.9                     1.5
Association

Freddie Mac                       0.8                     0.5

Ford Motor Credit Co.             0.6                     0.5

                                  14.0                    14.2

TOP FIVE MARKET SECTORS AS OF
SEPTEMBER 30, 1999

                                 % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                         MONTHS AGO

TECHNOLOGY                        15.8                    12.9

FINANCE                           13.0                    13.2

MEDIA & LEISURE                   9.5                     9.2

UTILITIES                         7.5                     6.5

RETAIL & WHOLESALE                5.2                     3.9


ASSET ALLOCATION

AS OF SEPTEMBER 30, 1999*

Stock class 57.2%
Bond class 36.9%
Short-term class 5.9%
*FOREIGN
INVESTMENTS 7.2%

Row: 1, Col: 1, Value: 5.9
Row: 1, Col: 2, Value: 36.9
Row: 1, Col: 3, Value: 57.2

AS OF MARCH 31, 1999 **

Stock class  53.7%
Bond class 37.2%
Short-term class 9.1%
**FOREIGN
INVESTMENTS 6.0%

Row: 1, Col: 1, Value: 9.1
Row: 1, Col: 2, Value: 37.2
Row: 1, Col: 3, Value: 53.7

ASSET ALLOCATIONS IN THE PIE CHARTS REFLECT THE CATEGORIZATION OF
ASSETS AS DEFINED IN THE FUND'S PROSPECTUS IN EFFECT AS OF THE TIME PERIODS INDICATED ABOVE. FINANCIAL STATEMENT CATEGORIZATIONS CONFORM TO ACCOUNTING STANDARDS AND WILL DIFFER FROM THE PIE CHART.

PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INVESTMENTS SEPTEMBER 30, 1999

Showing Percentage of Net Assets



COMMON STOCKS - 55.9%

                                 SHARES                  VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 1.9%

AEROSPACE & DEFENSE - 0.7%

AlliedSignal, Inc.                320,000                $ 19,180

Textron, Inc.                     322,000                 24,915

United Technologies Corp.         555,946                 32,975

                                                          77,070

DEFENSE ELECTRONICS - 0.3%

Litton Industries, Inc. (a)       645,991                 35,368

SHIP BUILDING & REPAIR - 0.9%

General Dynamics Corp.            1,819,900               113,630

TOTAL AEROSPACE & DEFENSE                                 226,068

BASIC INDUSTRIES - 1.5%

CHEMICALS & PLASTICS - 0.4%

Engelhard Corp.                   600,000                 10,913

Praxair, Inc.                     520,000                 23,920

Sealed Air Corp. (a)              276,500                 14,188

                                                          49,021

METALS & MINING - 0.7%

Alcoa, Inc.                       769,600                 47,763

Inco Ltd.                         1,800,000               38,499

                                                          86,262

PAPER & FOREST PRODUCTS - 0.4%

Bowater, Inc.                     374,100                 19,640

Champion International Corp.      250,000                 12,844

Smurfit-Stone Container Corp.     900,773                 19,479
(a)

                                                          51,963

TOTAL BASIC INDUSTRIES                                    187,246

CONSTRUCTION & REAL ESTATE -
0.5%

BUILDING MATERIALS - 0.4%

Masco Corp.                       1,475,600               45,744

REAL ESTATE INVESTMENT TRUSTS
- 0.1%

Equity Office Properties Trust    817,200                 19,000

TOTAL CONSTRUCTION & REAL                                 64,744
ESTATE

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

DURABLES - 1.5%

AUTOS, TIRES, & ACCESSORIES -
0.5%

Danaher Corp.                     425,100                $ 22,397

Navistar International Corp.      725,000                 33,713
(a)

                                                          56,110

CONSUMER DURABLES - 0.2%

Minnesota Mining &                280,000                 26,898
Manufacturing Co.

CONSUMER ELECTRONICS - 0.3%

Black & Decker Corp.              100,000                 4,569

Sony Corp.                        227,600                 34,154

                                                          38,723

HOME FURNISHINGS - 0.4%

Leggett & Platt, Inc.             1,516,800               29,862

Miller (Herman), Inc.             550,000                 13,148

                                                          43,010

TEXTILES & APPAREL - 0.1%

Arena Brands Holdings Corp.       130,444                 3,261
Class B

WestPoint Stevens, Inc. Class     500,000                 11,813
A

                                                          15,074

TOTAL DURABLES                                            179,815

ENERGY - 4.4%

ENERGY SERVICES - 0.8%

BJ Services Co. (a)               936,300                 29,786

ENSCO International, Inc.         700,000                 12,644

Halliburton Co.                   1,422,200               58,310

                                                          100,740

OIL & GAS - 3.6%

Amerada Hess Corp.                460,000                 28,175

Anadarko Petroleum Corp.          2,129,500               65,083

Apache Corp.                      1,500,000               64,781

BP Amoco PLC sponsored ADR        405,319                 44,914

Burlington Resources, Inc.        500,000                 18,375

Exxon Corp.                       1,664,300               126,383

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Tosco Corp.                       1,634,300              $ 41,266

Total Fina SA sponsored ADR       671,572                 42,603

                                                          431,580

TOTAL ENERGY                                              532,320

FINANCE - 7.1%

BANKS - 0.6%

Bank of New York Co., Inc.        967,400                 32,347

Chase Manhattan Corp.             220,000                 16,583

Marshall & Ilsley Corp.           350,000                 19,972

Mellon Bank Corp.                 300,000                 10,125

Northern Trust Corp.              20,600                  1,720

                                                          80,747

CREDIT & OTHER FINANCE - 3.1%

American Express Co.              573,200                 77,167

Associates First Capital          2,126,200               76,543
Corp. Class A

Citigroup, Inc.                   2,503,300               110,145

Fleet Financial Group, Inc.       1,685,068               61,716

Providian Financial Corp.         621,300                 49,199

                                                          374,770

FEDERAL SPONSORED CREDIT - 1.3%

Fannie Mae                        1,904,000               119,357

Freddie Mac                       879,800                 45,750

                                                          165,107

INSURANCE - 1.6%

AFLAC, Inc.                       758,600                 31,766

Ambac Financial Group, Inc.       1,672,200               79,220

American International Group,     595,046                 51,732
Inc.

CIGNA Corp.                       370,000                 28,768

                                                          191,486

SECURITIES INDUSTRY - 0.5%

Daiwa Securities Co. Ltd.         2,913,000               26,571

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

SECURITIES INDUSTRY - CONTINUED

Morgan Stanley Dean Witter &      265,500                $ 23,679
Co.

Schwab (Charles) Corp.            320,000                 10,780

                                                          61,030

TOTAL FINANCE                                             873,140

HEALTH - 4.9%

DRUGS & PHARMACEUTICALS - 3.3%

Bristol-Myers Squibb Co.          2,090,500               141,109

Eli Lilly & Co.                   1,798,300               115,091

Genzyme Corp. (General            200,000                 9,013
Division)

Human Genome Sciences, Inc.       80,000                  5,900
(a)

Merck & Co., Inc.                 650,200                 42,141

Millennium Pharmaceuticals,       74,700                  4,856
Inc. (a)

Schering-Plough Corp.             685,000                 29,883

Takeda Chemical Industries        424,000                 22,926
Ltd.

Warner-Lambert Co.                425,300                 28,229

                                                          399,148

MEDICAL EQUIPMENT & SUPPLIES
- 1.6%

Abbott Laboratories               610,000                 22,418

Biomet, Inc.                      688,000                 18,103

Cardinal Health, Inc.             400,050                 21,803

Johnson & Johnson                 919,300                 84,461

Medtronic, Inc.                   563,754                 20,013

Millipore Corp.                   767,700                 28,837

                                                          195,635

TOTAL HEALTH                                              594,783

INDUSTRIAL MACHINERY &
EQUIPMENT - 3.0%

ELECTRICAL EQUIPMENT - 2.2%

Ericsson (L.M.) Telefon AB        290,000                 9,063
sponsored ADR Class B

General Electric Co.              1,923,800               228,091

Mitsubishi Electric Corp.         5,450,000               31,160

                                                          268,314

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.8%

Caterpillar, Inc.                 405,700                $ 22,237

Tyco International Ltd.           678,600                 70,065

                                                          92,302

TOTAL INDUSTRIAL MACHINERY &                              360,616
EQUIPMENT

MEDIA & LEISURE - 4.5%

BROADCASTING - 2.6%

CBS Corp. (a)                     887,700                 41,056

Clear Channel Communications,     515,300                 41,160
Inc. (a)

Comcast Corp. Class A             3,584,120               142,917
(special)

MediaOne Group, Inc.              540,000                 36,889

NTL, Inc. warrants 12/31/08       11,305                  565
(a)

Time Warner, Inc.                 861,195                 52,318

                                                          314,905

ENTERTAINMENT - 0.2%

Alliance Gaming Corp. (a)(h)      3,361                   21

Carnival Corp.                    488,800                 21,263

                                                          21,284

PUBLISHING - 0.2%

Gannet Co., Inc.                  315,400                 21,822

RESTAURANTS - 1.5%

Brinker International, Inc.       1,200,000               32,550
(a)

Darden Restaurants, Inc.          2,905,000               56,829

McDonald's Corp.                  1,796,400               77,245

Papa John's International,        531,500                 21,924
Inc. (a)

                                                          188,548

TOTAL MEDIA & LEISURE                                     546,559

NONDURABLES - 1.8%

FOODS - 0.2%

Quaker Oats Co.                   312,500                 19,336

HOUSEHOLD PRODUCTS - 1.2%

Clorox Co.                        712,400                 27,249

Procter & Gamble Co.              1,334,600               125,119

                                                          152,368

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

NONDURABLES - CONTINUED

TOBACCO - 0.4%

Philip Morris Companies, Inc.     1,508,000              $ 51,555

TOTAL NONDURABLES                                         223,259

RETAIL & WHOLESALE - 4.4%

DRUG STORES - 0.8%

CVS Corp.                         929,300                 37,927

Walgreen Co.                      2,410,000               61,154

                                                          99,081

GENERAL MERCHANDISE STORES -
1.4%

Costco Wholesale Corp. (a)        566,700                 40,802

Dollar Tree Stores, Inc. (a)      1,900,700               75,909

Wal-Mart Stores, Inc.             1,295,200               61,603

                                                          178,314

GROCERY STORES - 0.9%

Kroger Co. (a)                    2,411,200               53,197

Safeway, Inc. (a)                 1,449,200               55,160

                                                          108,357

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.3%

Bed Bath & Beyond, Inc. (a)       659,700                 23,048

Circuit City Stores, Inc. -       1,844,600               77,819
Circuit City Group

Home Depot, Inc.                  795,300                 54,577

                                                          155,444

TOTAL RETAIL & WHOLESALE                                  541,196

SERVICES - 0.8%

ADVERTISING - 0.4%

Interpublic Group of              782,400                 32,176
Companies, Inc.

Omnicom Group, Inc.               259,200                 20,525

                                                          52,701

EDUCATIONAL SERVICES - 0.3%

Apollo Group, Inc. Class A (a)    1,618,400               34,189

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

SERVICES - CONTINUED

LEASING & RENTAL - 0.1%

Ryder Systems, Inc.               500,000                $ 10,188

TOTAL SERVICES                                            97,078

TECHNOLOGY - 15.2%

COMMUNICATIONS EQUIPMENT - 2.3%

Cisco Systems, Inc. (a)           2,325,400               159,435

Globalstar Telecommunications     4,540                   250
Ltd. warrants 2/15/04 (a)(e)

Lucent Technologies, Inc.         1,293,800               83,935

Nokia AB sponsored ADR            313,200                 28,129

Nortel Networks Corp.             150,000                 7,663

                                                          279,412

COMPUTER SERVICES & SOFTWARE
- 5.9%

Adobe Systems, Inc.               207,700                 23,574

Affymetrix, Inc. (a)              96,400                  9,489

Automatic Data Processing,        1,445,300               64,497
Inc.

eBay, Inc.                        142,800                 20,144

Electronic Data Systems Corp.     1,518,400               80,380

Exodus Communications, Inc.       337,000                 24,285
(a)

IMS Health, Inc.                  1,115,800               25,454

International Business            503,800                 61,149
Machines Corp.

Intuit, Inc. (a)                  300,000                 26,297

Legato Systems, Inc. (a)          64,200                  2,799

Microsoft Corp. (a)               2,262,200               204,870

Novell, Inc. (a)                  1,020,000               21,101

Oracle Corp. (a)                  656,600                 29,875

Sabre Group Holdings, Inc.        400,000                 17,200
Class A (a)

Shared Medical Systems Corp.      677,800                 31,687

Siebel Systems, Inc. (a)          100,000                 6,663

Unisys Corp. (a)                  711,800                 32,120

Veritas Software Corp. (a)        360,000                 27,338

Yahoo!, Inc. (a)                  75,000                  13,463

                                                          722,385

COMPUTERS & OFFICE EQUIPMENT
- 2.6%

Comverse Technology, Inc. (a)     1,057,250               99,712

Dell Computer Corp. (a)           350,000                 14,634

EMC Corp. (a)                     753,400                 53,821

Network Appliance, Inc. (a)       427,804                 30,641

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

Pitney Bowes, Inc.                972,200                $ 59,243

SCI Systems, Inc. (a)             200,500                 8,910

Symbol Technologies, Inc.         1,405,100               47,246

                                                          314,207

ELECTRONIC INSTRUMENTS - 0.7%

Applied Materials, Inc. (a)       140,000                 10,876

KLA-Tencor Corp. (a)              387,600                 25,194

Novellus Systems, Inc. (a)        195,100                 13,157

PE Corp. (Biosystems Group)       559,000                 40,388

                                                          89,615

ELECTRONICS - 3.7%

Altera Corp. (a)                  616,200                 26,728

Celestica, Inc. (sub-vtg.) (a)    220,000                 10,842

Intel Corp.                       1,724,100               128,122

JDS Uniphase Corp. (a)            370,000                 42,111

Linear Technology Corp.           1,193,500               70,155

Motorola, Inc.                    490,000                 43,120

Sanmina Corp. (a)                 100,000                 7,738

Solectron Corp. (a)               646,500                 46,427

Texas Instruments, Inc.           100,000                 8,225

Vitesse Semiconductor Corp.       426,600                 36,421
(a)

Xilinx, Inc. (a)                  480,000                 31,455

                                                          451,344

TOTAL TECHNOLOGY                                          1,856,963

TRANSPORTATION - 0.8%

RAILROADS - 0.4%

Burlington Northern Santa Fe      2,000,000               55,000
Corp.

TRUCKING & FREIGHT - 0.4%

CNF Transportation, Inc.          1,149,600               42,823

TOTAL TRANSPORTATION                                      97,823

UTILITIES - 3.6%

CELLULAR - 0.9%

McCaw International Ltd.          22,840                  51
warrants 4/15/07 (a)(e)

COMMON STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

CELLULAR - CONTINUED

Metrocall, Inc. (a)               3,200                  $ 4

SK Telecom Co. Ltd.               29                      27

Vodafone AirTouch PLC             373,400                 88,776
sponsored ADR

VoiceStream Wireless Corp. (a)    370,000                 22,836

                                                          111,694

ELECTRIC UTILITY - 0.4%

AES Corp. (a)                     510,800                 30,137

Illinova Corp.                    216,300                 6,070

PG&E Corp.                        559,900                 14,487

                                                          50,694

GAS - 0.1%

Dynegy, Inc.                      350,000                 7,241

TELEPHONE SERVICES - 2.2%

AT&T Corp.                        1,906,250               82,922

DDI Corp.                         4,345                   32,688

MCI WorldCom, Inc. (a)            1,276,786               91,769

Metromedia Fiber Network,         730,000                 17,885
Inc. Class A (a)

Pathnet, Inc. warrants            13,530                  135
4/15/08 (a)(e)

SBC Communications, Inc.          752,280                 38,413

WinStar Communications, Inc.      301,600                 11,781
(a)

                                                          275,593

TOTAL UTILITIES                                           445,222

TOTAL COMMON STOCKS                                       6,826,832
(Cost $5,331,552)

NONCONVERTIBLE PREFERRED
STOCKS - 1.6%



CONSTRUCTION & REAL ESTATE -
0.1%

REAL ESTATE INVESTMENT TRUSTS
- 0.1%

California Federal Preferred      581,326                 13,952
Capital Corp. $2.2812

Walden Residential                26,100                  405
Properties, Inc. $2.30

                                                          14,357

NONCONVERTIBLE PREFERRED
STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

FINANCE - 0.1%

INSURANCE - 0.1%

American Annuity Group            4,320                  $ 4,128
Capital Trust II 8.875%

SIG Capital Trust I 9.5%          5,988                   4,562

                                                          8,690

HEALTH - 0.0%

MEDICAL FACILITIES MANAGEMENT
- 0.0%

Fresenius Medical Care            3,769                   3,474
Capital Trust II 7.875%

MEDIA & LEISURE - 0.6%

BROADCASTING - 0.5%

Adelphia Communications Corp.     43,728                  4,865
$13.00

Capstar Communications, Inc.      44,091                  5,115
$12.625 pay-in-kind

CSC Holdings, Inc. 11.125%        262,770                 28,248
pay-in-kind

Granite Broadcasting Corp.        7,384                   7,162
12.75% pay-in-kind

Sinclair Capital 11.625%          82,440                  8,265

                                                          53,655

PUBLISHING - 0.1%

PRIMEDIA, Inc.:

$9.20                             75,642                  6,846

8.625%                            1,932                   172

Series D, $10.00                  81,921                  7,823

                                                          14,841

TOTAL MEDIA & LEISURE                                     68,496

RETAIL & WHOLESALE - 0.0%

GROCERY STORES - 0.0%

Supermarkets General Holdings     63,723                  2,167
Corp. $3.52 pay-in-kind

UTILITIES - 0.8%

CELLULAR - 0.3%

Nextel Communications, Inc.:

11.125% pay-in-kind               40,917                  39,280

Series D, 13% pay-in-kind         681                     708

                                                          39,988

TELEPHONE SERVICES - 0.5%

Hyperion Telecommunication,       12,930                  11,508
Inc. 12.875% pay-in-kind

Intermedia Communications,        12,469                  11,284
Inc. 13.5% pay-in-kind

NONCONVERTIBLE PREFERRED
STOCKS - CONTINUED

                                 SHARES                  VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

IXC Communications, Inc.          5,300                  $ 5,565
12.5% pay-in-kind

NEXTLINK Communications, Inc.     487,949                 24,153
14% pay-in-kind

WinStar Communications, Inc.      7,785                   6,267
14.25%

                                                          58,777

TOTAL UTILITIES                                           98,765

TOTAL NONCONVERTIBLE                                      195,949
PREFERRED STOCKS
(Cost $200,719)



CORPORATE BONDS - 19.9%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)

CONVERTIBLE BONDS - 0.2%

HEALTH - 0.2%

MEDICAL FACILITIES MANAGEMENT
- 0.2%

Tenet Healthcare Corp. 6%         B1        $ 16,300                              12,796
12/1/05

Total Renal Care Holdings,        B1         8,390                                5,495
Inc. 7% 5/15/09 (e)

                                                                                  18,291

NONDURABLES - 0.0%

FOODS - 0.0%

Chiquita Brands                   B3         6,530                                5,746
International, Inc. 7%
3/28/01

TOTAL CONVERTIBLE BONDS                                                           24,037

NONCONVERTIBLE BONDS - 19.7%

AEROSPACE & DEFENSE - 0.2%

DEFENSE ELECTRONICS - 0.1%

Raytheon Co. 5.95% 3/15/01        Baa1       12,560                               12,478

SHIP BUILDING & REPAIR - 0.1%

Newport News Shipbuilding,        B1         8,000                                8,080
Inc. 9.25% 12/1/06

TOTAL AEROSPACE & DEFENSE                                                         20,558

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

BASIC INDUSTRIES - 0.4%

CHEMICALS & PLASTICS - 0.2%

Huntsman Corp. 9.5% 7/1/07 (e)    B2        $ 5,980                              $ 5,472

Huntsman ICI Chemicals LLC        B2         2,620                                2,555
10.125% 7/1/09 (e)

Lyondell Chemical Co. 9.875%      Ba3        10,230                               10,128
5/1/07

Rohm & Haas Co. 7.4% 7/15/09      A3         3,400                                3,446
(e)

Sterling Chemicals, Inc.          Caa3       4,440                                2,620
11.75% 8/15/06

                                                                                  24,221

METALS & MINING - 0.0%

Kaiser Aluminum & Chemical        B3         2,550                                2,550
Corp. 12.75% 2/1/03

Metals USA, Inc. 8.625%           B2         980                                  884
2/15/08

                                                                                  3,434

PACKAGING & CONTAINERS - 0.1%

Corning, Inc. 6.85% 3/1/29        A3         6,120                                5,493

Gaylord Container Corp.           Caa1       5,830                                5,422
9.375% 6/15/07

                                                                                  10,915

PAPER & FOREST PRODUCTS - 0.1%

Potlatch Corp. 6.25% 3/15/02      Baa1       8,610                                8,513

TOTAL BASIC INDUSTRIES                                                            47,083

CONSTRUCTION & REAL ESTATE -
0.5%

BUILDING MATERIALS - 0.0%

American Standard Companies,      Ba3        4,870                                4,578
Inc. 7.375% 4/15/05

CONSTRUCTION - 0.1%

U.S. Home Corp. 8.875% 2/15/09    B1         7,430                                6,464

ENGINEERING - 0.0%

Anteon Corp. 12% 5/15/09          B3         4,340                                4,210

REAL ESTATE - 0.2%

Duke-Weeks Realty LP 6.875%       Baa2       8,200                                7,754
3/15/05

LNR Property Corp.:

9.375% 3/15/08                    B1         7,380                                6,863

10.5% 1/15/09                     B1         3,880                                3,802

                                                                                  18,419

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

CONSTRUCTION & REAL ESTATE -
CONTINUED

REAL ESTATE INVESTMENT TRUSTS
- 0.2%

CenterPoint Properties Trust:

6.75% 4/1/05                      Baa2      $ 4,360                              $ 4,093

7.125% 3/15/04                    Baa2       10,930                               10,490

Equity Office Properties Trust:

6.375% 2/15/03                    Baa1       10,000                               9,689

6.75% 2/15/08                     Baa1       4,520                                4,183

                                                                                  28,455

TOTAL CONSTRUCTION & REAL                                                         62,126
ESTATE

DURABLES - 0.5%

AUTOS, TIRES, & ACCESSORIES -
0.3%

Blue Bird Body Co. 10.75%         B2         4,620                                5,082
11/15/06

Federal-Mogul Corp. 7.875%        Ba2        3,140                                2,865
7/1/10

Ford Motor Co. 7.45% 7/16/31      A1         12,680                               12,511

Oshkosh Truck Co. 8.75% 3/1/08    B2         4,190                                4,043

TRW, Inc. 6.5% 6/1/02 (e)         Baa1       11,580                               11,457

                                                                                  35,958

CONSUMER DURABLES - 0.1%

Corning Consumer Products Co.     B3         5,560                                4,392
9.625% 5/1/08

TEXTILES & APPAREL - 0.1%

Jones Apparel Group, Inc.         Baa2       13,095                               12,799
7.875% 6/15/06 (e)

Worldtex, Inc. 9.625% 12/15/07    B1         4,510                                3,755

                                                                                  16,554

TOTAL DURABLES                                                                    56,904

ENERGY - 0.7%

COAL - 0.0%

P&L Coal Holdings Corp.           B2         4,190                                4,022
9.625% 5/15/08

ENERGY SERVICES - 0.2%

Baker Hughes, Inc. 5.8%           A2         10,350                               10,000
2/15/03

R&B Falcon Corp. 6.5% 4/15/03     Ba3        4,620                                4,089

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

ENERGY - CONTINUED

ENERGY SERVICES - CONTINUED

RBF Finance Co.:

11% 3/15/06                       Ba3       $ 6,570                              $ 6,882

11.375% 3/15/09                   Ba3        2,890                                3,035

                                                                                  24,006

OIL & GAS - 0.5%

Apache Corp. 7.625% 7/1/19        Baa1       7,680                                7,484

Chesapeake Energy Corp.           B3         3,190                                3,046
9.625% 5/1/05

Gulf Canada Resources Ltd.        Ba1        2,160                                2,122
8.375% 11/15/05

Occidental Petroleum Corp.        Baa3       3,000                                2,997
6.39% 11/9/00

Ocean Energy, Inc. 8.875%         B1         5,320                                5,293
7/15/07

Oryx Energy Co.:

8% 10/15/03                       Baa1       8,205                                8,353

8.125% 10/15/05                   Baa1       12,820                               13,275

8.375% 7/15/04                    Baa1       6,170                                6,439

Petro-Canada 7% 11/15/28          A3         12,770                               11,464

                                                                                  60,473

TOTAL ENERGY                                                                      88,501

FINANCE - 5.8%

BANKS - 1.7%

Bank One Corp. 5.625% 2/17/04     Aa3        12,420                               11,842

BankAmerica Corp. 5.35%           -          6,500                                6,499
10/15/99 (f)

BankBoston Corp. 6.625% 2/1/04    A3         4,570                                4,476

BankBoston NA 6.375% 3/25/08      A2         3,400                                3,206

BanPonce Corp. 6.665% 3/5/01      A3         13,900                               13,909

Barclays Bank PLC yankee          A1         24,650                               24,370
5.95% 7/15/01

Capital One Bank:

6.26% 5/7/01                      Baa2       9,025                                8,922

6.375% 2/15/03                    Baa2       9,860                                9,580

6.48% 6/28/02                     Baa2       5,075                                5,001

6.65% 3/15/04                     Baa3       7,440                                7,146

Capital One Financial Corp.       Baa3       13,290                               12,294
7.125% 8/1/08

Den Danske Bank AS 6.375%         A1         22,050                               20,699
6/15/08 (e)(f)

Korea Development Bank:

6.625% 11/21/03                   Baa3       10,798                               10,316

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

BANKS - CONTINUED

Korea Development Bank: -
continued

7.125% 9/17/01                    Baa3      $ 1,745                              $ 1,725

National Westminster Bancorp      Aa3        7,075                                7,659
9.375% 11/15/03

National Westminster Bank PLC     Aa3        5,060                                5,051
7.375% 10/1/09

NB Capital Trust IV 8.25%         Aa2        6,625                                6,565
4/15/27

Popular, Inc. 6.2% 4/30/01        A3         6,435                                6,392

Providian National Bank 6.7%      Baa3       8,450                                8,217
3/15/03

Sanwa Finance Aruba AEC 8.35%     Baa1       15,400                               15,715
7/15/09

Summit Bancorp 8.625% 12/10/02    BBB+       5,500                                5,760

Union Planters National Bank      A3         10,000                               10,052
6.81% 8/20/01

                                                                                  205,396

CREDIT & OTHER FINANCE - 3.0%

Ahmanson Capital Trust I          A3         13,000                               12,624
8.36% 12/1/26 (e)

AMRESCO, Inc.:

9.875% 3/15/05                    Caa3       7,040                                4,576

10% 3/15/04                       Caa3       5,155                                3,299

AT&T Capital Corp.:

6.25% 5/15/01                     Baa3       14,800                               14,655

7.5% 11/15/00                     Baa3       14,160                               14,261

BankAmerica Capital II Series     Aa2        8,200                                7,909
2, 8% 12/15/26

BanPonce Trust I 8.327% 2/1/27    A3         12,465                               11,700

ContiFinancial Corp.:

8.125% 4/1/08                     Caa2       2,130                                703

8.375% 8/15/03                    Caa2       1,040                                322

Countrywide Funding Corp.         A3         10,900                               10,752
6.45% 2/27/03

ERP Operating LP:

6.55% 11/15/01                    A3         3,900                                3,861

7.1% 6/23/04                      A3         10,290                               10,114

Farmers Insurance Exchange        A2         7,240                                6,231
Capital 7.05% 7/15/28 (e)

Finova Capital Corp.:

6.11% 2/18/03                     Baa1       11,240                               10,957

6.12% 5/28/02                     Baa1       7,000                                6,869

First Security Capital I          A3         5,290                                5,246
8.41% 12/15/26

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

CREDIT & OTHER FINANCE -
CONTINUED

Ford Motor Credit Co.:

global 7% 9/25/01                 A1        $ 19,000                             $ 19,172

5.48% 7/16/01 (f)                 A1         30,000                               30,077

6.2% 3/12/01                      A1         5,000                                5,002

6.5% 2/28/02                      A1         14,230                               14,200

GS Escrow Corp.:

7% 8/1/03                         Ba1        5,700                                5,414

7.125% 8/1/05                     Ba1        20,250                               18,647

Heller Financial, Inc.:

6% 3/19/04                        A3         16,530                               15,849

6.25% 3/1/01                      A3         13,690                               13,624

KeyCorp Institutional Capital     A1         11,420                               10,942
A 7.826% 12/1/26

Macsaver Financial Services,
Inc.:

7.4% 2/15/02                      Ba2        5,876                                4,701

7.6% 8/1/07                       Ba2        11,020                               7,053

7.875% 8/1/03                     Ba2        1,780                                1,210

Mellon Capital I 7.72% 12/1/26    A2         5,470                                5,166

Sprint Capital Corp.:

5.7% 11/15/03                     Baa1       4,720                                4,498

5.875% 5/1/04                     Baa1       10,280                               9,849

6.875% 11/15/28                   Baa1       10,320                               9,425

The Money Store, Inc. 7.3%        A2         8,750                                8,804
12/1/02

TXU Eastern Funding:

6.15% 5/15/02 (e)                 Baa1       6,520                                6,371

6.75% 5/15/09 (e)                 Baa1       7,805                                7,237

U.S. Bancorp 8.09% 11/15/26       A1         8,200                                7,943

U.S. West Capital Funding,
Inc.:

6.875% 8/15/01 (e)                Baa1       13,350                               13,359

6.875% 7/15/28                    Baa1       16,790                               14,885

UNICCO Service Co./UNICCO         B3         5,920                                5,387
Finance Corp. 9.875% 10/15/07

                                                                                  362,894

SAVINGS & LOANS - 0.5%

Chevy Chase Savings Bank FSB      B1         4,910                                4,935
9.25% 12/1/08

Great Western Finance Trust       A3         12,350                               11,986
II 8.206% 2/1/27

Great Western Financial Corp.     A3         7,000                                7,247
8.6% 2/1/02

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

FINANCE - CONTINUED

SAVINGS & LOANS - CONTINUED

Home Savings of America FSB       A3        $ 8,080                              $ 7,826
6.5% 8/15/04

Long Island Savings Bank FSB:

6.2% 4/2/01                       Baa3       10,550                               10,426

7% 6/13/02                        Baa3       9,680                                9,611

Sovereign Bancorp, Inc.           Ba1        10,900                               10,783
6.625% 3/15/01

                                                                                  62,814

SECURITIES INDUSTRY - 0.6%

Amvescap PLC yankee:

6.375% 5/15/03                    A3         6,150                                5,985

6.6% 5/15/05                      A3         11,360                               10,850

Goldman Sachs Group L.P.          A1         30,800                               30,869
5.61% 7/27/00 (f)(h)

Lehman Brothers Holdings:

6.2% 12/23/99                     A3         2,000                                2,002

6.4% 12/27/99                     A3         27,295                               27,339

                                                                                  77,045

TOTAL FINANCE                                                                     708,149

HEALTH - 0.1%

MEDICAL EQUIPMENT & SUPPLIES
- 0.0%

Graham-Field Health Products,     Caa1       3,960                                1,703
Inc. 9.75% 8/15/07

MEDICAL FACILITIES MANAGEMENT
- 0.1%

Concentra Operating Corp. 13%     B3         1,295                                1,295
8/15/09 (e)

Fountain View, Inc. 11.25%        Caa1       6,250                                4,500
4/15/08

Integrated Health Services,
Inc.:

9.25% 1/15/08                     B2         3,908                                703

9.5% 9/15/07                      B2         4,005                                601

Tenet Healthcare Corp. 8.625%     Ba3        5,010                                4,772
1/15/07

                                                                                  11,871

TOTAL HEALTH                                                                      13,574

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.7%

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.4%

Bucyrus International, Inc.       B1        $ 4,940                              $ 4,199
9.75% 9/15/07

Dunlop Standard Aero Holdings     B3         6,490                                6,522
PLC 11.875% 5/15/09 (e)

Roller Bearing Holding, Inc.      -          9,790                                4,895
0% 6/15/09 (d)(e)

Thermadyne Manufacturing LLC      B3         1,050                                848
9.875% 6/1/08

Tokheim Corp. 11.375% 8/1/08      B3         3,500                                3,360
(e)

Tyco International Group SA
yankee:

6.125% 6/15/01                    Baa1       18,270                               18,104

6.375% 6/15/05                    Baa1       7,690                                7,431

6.875% 1/15/29                    Baa1       7,870                                7,052

                                                                                  52,411

POLLUTION CONTROL - 0.3%

Allied Waste North America,       B2         4,140                                3,788
Inc. 10% 8/1/09 (e)

Envirosource, Inc. Series B       B3         1,810                                1,104
9.75% 6/15/03

IT Group, Inc. (The) 11.25%       B3         2,110                                1,994
4/1/09 (e)

WMX Technologies, Inc.:

6.25% 10/15/00                    Ba1        5,750                                5,637

7.1% 8/1/26                       Ba1        13,025                               12,308

8.25% 11/15/99                    Ba1        3,675                                3,677

                                                                                  28,508

TOTAL INDUSTRIAL MACHINERY &                                                      80,919
EQUIPMENT

MEDIA & LEISURE - 4.4%

BROADCASTING - 2.9%

ACME Television LLC/ACME          B3         2,370                                2,062
Financial Corp. 0% 9/30/04
(d)

Adelphia Communications Corp.:

7.75% 1/15/09                     B1         10,520                               9,494

8.375% 2/1/08                     B1         1,850                                1,739

9.875% 3/1/07                     B1         12,400                               12,648

Ascent Entertainment Group,       B3         5,500                                4,070
Inc. 0% 12/15/04 (d)

Avalon Cable Michigan,            B3         4,415                                4,415
Inc./Avalon Cable New
England/Avalon Cable Finance
9.375% 12/1/08

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Benedek Communications Corp.      B3        $ 1,630                              $ 1,418
0% 5/15/06 (d)

Century Communications Corp.:

Series B 0% 1/15/08               Ba3        14,520                               6,098

8.75% 10/1/07                     Ba3        2,210                                2,116

Chancellor Media Corp. 9%         B1         9,920                                10,019
10/1/08

Charter Communications
Holdings LLC/Charter
Communications Holdings
Capital Corp.:

0% 4/1/11 (d)(e)                  B2         5,215                                3,090

8.625% 4/1/09 (e)                 B2         7,650                                7,153

Clear Channel Communications,
Inc.:

6.875% 6/15/18                    Baa3       9,100                                8,050

7.25% 10/15/27                    Baa3       11,810                               10,609

Comcast UK Cable Partners         B2         9,190                                8,317
Ltd. 0% 11/15/07 (d)

Continental Cablevision, Inc.:

8.3% 5/15/06                      Baa3       22,430                               23,526

8.625% 8/15/03                    Baa3       8,070                                8,486

9% 9/1/08                         Baa3       4,300                                4,710

Cox Communications, Inc.:

6.875% 6/15/05                    Baa2       6,450                                6,353

7.75% 8/15/06                     Baa2       8,275                                8,425

CSC Holdings, Inc.:

9.25% 11/1/05                     B1         2,110                                2,163

9.875% 5/15/06                    B1         4,825                                4,994

10.5% 5/15/16                     B1         5,120                                5,587

Diamond Cable Communications
PLC:

0% 2/15/07 (d)                    B3         440                                  343

yankee 0% 12/15/05 (d)            B3         6,505                                5,855

Earthwatch, Inc. 0% 7/15/07       -          6,610                                4,627
unit (d)(e)

EchoStar DBS Corp.:

9.25% 2/1/06                      B2         1,770                                1,739

9.375% 2/1/09                     B2         1,950                                1,921

Falcon Holding Group              B2         30,950                               21,665
LP/Falcon Funding Corp. 0%
4/15/10 (d)

FrontierVision Holdings           Caa1       10,505                               8,903
LP/FrontierVision Holdings
Capital Corp. 0% 9/15/07 (d)

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

FrontierVision Operating          B3        $ 5,290                              $ 5,660
Partners LP/ FrontierVision
Capital Corp. 11% 10/15/06

Golden Sky DBS, Inc. 0%           Caa1       5,800                                3,234
3/1/07 (d)

Hearst-Argyle Television,         Baa3       9,630                                8,815
Inc. 7.5% 11/15/27

Intermedia Capital Partners       B2         2,908                                3,257
IV LP / Intermedia Partners
IV Capital Corp. 11.25%
8/1/06

International Cabletel, Inc.      B3         5,560                                4,837
0% 2/1/06 (d)

Knology Holding, Inc. 0%          -          12,790                               6,779
10/15/07 (d)

Lenfest Communications, Inc.      B1         1,180                                1,168
8.25% 2/15/08

Nielsen Media Research, Inc.      Baa2       6,185                                6,142
7.6% 6/15/09

NTL Communications Corp.          B3         12,485                               13,359
11.5% 10/1/08

NTL, Inc. 10% 2/15/07             B3         6,920                                7,058

Olympus Communications            B1         3,530                                3,733
LP/Olympus Capital Corp.
10.625% 11/15/06

Pegasus Communications Corp.      B3         3,610                                3,430
9.625% 10/15/05

Rogers Cablesystems Ltd.          B2         5,370                                6,055
yankee 11% 12/1/15

TCI Communications, Inc.:

8.25% 1/15/03                     A2         430                                  450

8.75% 8/1/15                      A2         11,170                               12,470

9.25% 4/15/02                     A2         8,500                                9,039

9.8% 2/1/12                       A2         12,130                               14,690

Telewest Communications PLC       B1         1,930                                2,065
11.25% 11/1/08

Telewest PLC:

yankee 9.625% 10/1/06             B1         1,830                                1,844

0% 10/1/07 (d)                    B1         25,170                               22,622

Time Warner, Inc. 9.125%          Baa3       13,875                               15,576
1/15/13

United International              B3         14,670                               8,875
Holdings, Inc. 0% 2/15/08 (d)

                                                                                  361,753

ENTERTAINMENT - 0.6%

Bally Total Fitness Holding       B3         14,280                               13,459
Corp. 9.875% 10/15/07

Capitol Records, Inc. 8.375%      Baa1       13,440                               13,249
8/15/09 (e)

Cinemark USA, Inc. 8.5% 8/1/08    B2         9,030                                7,540

Paramount Communications,         Baa3       3,885                                3,935
Inc. 7.5% 1/15/02

Regal Cinemas, Inc. 8.875%        Caa1       9,630                                6,308
12/15/10

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

MEDIA & LEISURE - CONTINUED

ENTERTAINMENT - CONTINUED

United Artists Theatre Co.        Caa3      $ 2,180                              $ 436
9.75% 4/15/08

Viacom, Inc.:

6.75% 1/15/03                     Baa3       11,480                               11,358

7.75% 6/1/05                      Baa3       15,550                               15,768

                                                                                  72,053

LODGING & GAMING - 0.3%

Circus Circus Enterprises,        Ba2        1,700                                1,445
Inc. 7.625% 7/15/13

Coast Hotels & Casinos, Inc.      B3         2,590                                2,422
9.5% 4/1/09

Courtyard by Marriott II          B-         8,500                                8,277
LP/Courtyard II Finance Co.
10.75% 2/1/08

HMH Properties, Inc. 7.875%       Ba2        20,305                               18,071
8/1/08

Host Marriott LP 8.375%           Ba2        8,020                                7,539
2/15/06

Signature Resorts, Inc. 9.75%     B3         4,850                                4,195
10/1/07

                                                                                  41,949

PUBLISHING - 0.3%

Garden State Newspapers, Inc.     B1         11,837                               10,979
Series B, 8.75% 10/1/09

News America Holdings, Inc.       Baa3       11,440                               10,732
7.7% 10/30/25

Time Warner Entertainment Co.
LP:

7.25% 9/1/08                      Baa2       3,730                                3,716

8.375% 3/15/23                    Baa2       6,490                                6,917

                                                                                  32,344

RESTAURANTS - 0.3%

CKE Restaurants, Inc. 9.125%      B1         7,605                                5,704
5/1/09

Domino's, Inc. 10.375% 1/15/09    B3         12,450                               11,890

Host Marriott Travel Plazas,      Ba3        10,180                               10,435
Inc. 9.5% 5/15/05

NE Restaurant, Inc. 10.75%        B3         7,090                                6,399
7/15/08

                                                                                  34,428

TOTAL MEDIA & LEISURE                                                             542,527

NONDURABLES - 0.8%

BEVERAGES - 0.4%

Seagram Co. Ltd.:

8.35% 1/15/22                     Baa3       1,010                                1,025

yankee 6.875% 9/1/23              Baa3       1,620                                1,418

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

NONDURABLES - CONTINUED

BEVERAGES - CONTINUED

Seagram JE & Sons, Inc.:

5.79% 4/15/01                     Baa3      $ 11,800                             $ 11,615

6.4% 12/15/03                     Baa3       15,210                               14,609

6.625% 12/15/05                   Baa3       7,620                                7,252

7.6% 12/15/28                     Baa3       7,620                                7,201

                                                                                  43,120

FOODS - 0.1%

ConAgra, Inc. 7.125% 10/1/26      Baa1       10,165                               10,024

HOUSEHOLD PRODUCTS - 0.0%

Revlon Consumer Products Corp.:

8.625% 2/1/08                     B3         1,300                                1,060

9% 11/1/06                        B2         5,780                                5,245

                                                                                  6,305

TOBACCO - 0.3%

Philip Morris Companies, Inc.:

6.95% 6/1/06                      A2         12,680                               12,731

7% 7/15/05                        A2         10,610                               10,527

7.25% 9/15/01                     A2         4,350                                4,391

RJR Nabisco, Inc. 7.375%          Baa2       8,900                                8,681
5/15/03 (e)

                                                                                  36,330

TOTAL NONDURABLES                                                                 95,779

RETAIL & WHOLESALE - 0.8%

DRUG STORES - 0.1%

Rite Aid Corp.:

5.5% 12/15/00 (e)                 Baa1       2,395                                2,215

6% 12/15/05 (e)                   Baa1       8,865                                7,092

7.125% 1/15/07                    Baa1       4,090                                3,517

                                                                                  12,824

GENERAL MERCHANDISE STORES -
0.3%

Dayton Hudson Corp. 7.5%          A3         9,000                                9,115
7/15/06

Federated Department Stores,
Inc.:

6.79% 7/15/27                     Baa1       8,750                                8,581

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

RETAIL & WHOLESALE - CONTINUED

GENERAL MERCHANDISE STORES -
CONTINUED

Federated Department Stores,
Inc.: - continued

8.5% 6/15/03                      Baa1      $ 6,400                              $ 6,691

K mart Corp. 12.5% 3/1/05         Ba1        6,590                                7,579

                                                                                  31,966

GROCERY STORES - 0.3%

Kroger Co. 6% 7/1/00              Baa3       11,900                               11,819

Pathmark Stores, Inc. 9.625%      Caa1       20,990                               20,833
5/1/03

Pueblo Xtra International,
Inc.:

Series C, 9.5% 8/1/03             B3         2,300                                1,840

9.5% 8/1/03                       B3         6,470                                5,176

                                                                                  39,668

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.1%

USA Networks, Inc./USANI LLC      Ba1        8,640                                8,247
6.75% 11/15/05

TOTAL RETAIL & WHOLESALE                                                          92,705

SERVICES - 0.1%

PRINTING - 0.0%

Sullivan Graphics, Inc.           Caa1       4,180                                4,222
12.75% 8/1/05

SERVICES - 0.1%

La Petite Academy, Inc./La        B3         7,630                                6,409
Petite Academy Holding Co.
10% 5/15/08

Medaphis Corp. 9.5% 2/15/05       Caa1       4,850                                3,589

                                                                                  9,998

TOTAL SERVICES                                                                    14,220

TECHNOLOGY - 0.6%

COMPUTER SERVICES & SOFTWARE
- 0.1%

Concentric Network Corp.          B-         390                                  391
12.75% 12/15/07

Federal Data Corp. 10.125%        B3         10,250                               7,995
8/1/05

PSINet, Inc. 11% 8/1/09 (e)       B3         5,085                                4,983

                                                                                  13,369

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- 0.3%

Comdisco, Inc.:

6.375% 11/30/01                   Baa1      $ 13,775                             $ 13,546

7.25% 9/1/02                      Baa1       12,000                               12,012

Sun Microsystems, Inc.:

7% 8/15/02                        Baa1       3,565                                3,566

7.5% 8/15/06                      Baa1       8,545                                8,566

                                                                                  37,690

ELECTRONICS - 0.2%

ChipPAC International Ltd.        B3         7,685                                7,685
12.75% 8/1/09 (e)

Fairchild Semiconductor Corp.:

10.125% 3/15/07                   B3         3,650                                3,595

10.375% 10/1/07 (e)               B3         5,670                                5,613

Micron Technology, Inc. 6.5%      B3         2,000                                1,540
9/30/05 (h)

SCG Holding                       B2         4,520                                4,633
Corp./Semiconductor
Components Industries LLC
12% 8/1/09 (e)

                                                                                  23,066

TOTAL TECHNOLOGY                                                                  74,125

TRANSPORTATION - 1.0%

AIR TRANSPORTATION - 0.4%

Atlas Air, Inc. 9.25% 4/15/08     B3         11,465                               10,863

Continental Airlines, Inc.
pass thru trust certificates:

7.434% 3/15/06                    Baa1       2,870                                2,823

7.73% 9/15/12                     Baa1       1,865                                1,825

Delta Air Lines, Inc. 9.875%      Baa3       6,000                                6,122
5/15/00

Kitty Hawk, Inc. 9.95%            B1         8,668                                8,365
11/15/04

Qantas Airways Ltd. 7.75%         Baa1       11,290                               11,204
6/15/09 (e)

US Airways Group, Inc.            Ba2        7,185                                7,203
10.375% 3/1/13

                                                                                  48,405

RAILROADS - 0.6%

Burlington Northern Santa Fe
Corp.:

6.125% 3/15/09                    Baa2       16,750                               15,454

7.29% 6/1/36                      Baa2       10,500                               10,313

Canadian National Railway Co.     Baa2       9,010                                7,920
6.9% 7/15/28

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

TRANSPORTATION - CONTINUED

RAILROADS - CONTINUED

CSX Corp.:

6.25% 10/15/08                    Baa2      $ 6,210                              $ 5,726

6.46% 6/22/05                     Baa2       13,650                               13,145

Norfolk Southern Corp. 7.05%      Baa1       21,900                               21,841
5/1/37

Wisconsin Central                 Baa2       4,870                                4,522
Transportation Corp. 6.625%
4/15/08

                                                                                  78,921

SHIPPING - 0.0%

Holt Group, Inc. 9.75% 1/15/06    Caa1       1,600                                1,040

TOTAL TRANSPORTATION                                                              128,366

UTILITIES - 3.1%

CELLULAR - 0.6%

Cable & Wireless                  Baa1       21,560                               21,549
Communications PLC 6.375%
3/6/03

McCaw International Ltd. 0%       Caa1       18,950                               10,896
4/15/07 (d)

Millicom International            Caa1       6,740                                4,752
Cellular SA 0% 6/1/06 (d)

Nextel Communications, Inc.:

0% 10/31/07 (d)                   B2         23,690                               16,701

12% 11/1/08                       B2         3,710                                4,137

Nextel International, Inc. 0%     Caa1       5,570                                2,701
4/15/08 (d)

Paging Network, Inc. 8.875%       B3         1,060                                276
2/1/06

Rogers Cantel, Inc. 8.8%          B2         3,220                                3,284
10/1/07

Rogers Communications, Inc.       B2         10,730                               10,971
8.875% 7/15/07

Tritel PCS, Inc. 0% 5/15/09       B3         1,770                                1,004
(d)(e)

                                                                                  76,271

ELECTRIC UTILITY - 0.4%

Avon Energy Partners Holdings:

6.46% 3/4/08 (e)                  Baa2       10,920                               10,387

6.73% 12/11/02 (e)                Baa2       13,550                               13,480

Israel Electric Corp. Ltd.:

7.75% 12/15/27 (e)                A3         12,960                               11,391

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

ELECTRIC UTILITY - CONTINUED

Israel Electric Corp. Ltd.: -
continued

yankee 7.875% 12/15/26 (e)        A3        $ 6,380                              $ 5,794

Texas Utilities Co. 6.375%        Baa3       3,875                                3,592
1/1/08

                                                                                  44,644

GAS - 0.0%

Cms Panhandle Holding Co.         Baa3       6,600                                6,320
6.125% 3/15/04

TELEPHONE SERVICES - 2.1%

Allegiance Telecom, Inc. 0%       -          800                                  514
2/15/08 (d)

Call-Net Enterprises, Inc.        B2         1,560                                1,365
9.375% 5/15/09

Covad Communications Group,
Inc.:

0% 3/15/08 (d)                    B3         6,090                                3,136

12.5% 2/15/09                     B3         2,670                                2,510

GST Network Funding, Inc. 0%      -          8,660                                4,157
5/1/08 (d)(e)

GST Equipment Funding, Inc.       -          4,520                                4,475
13.25% 5/1/07

GST Telecommunications, Inc.      -          2,400                                2,400
12.75% 11/15/07

GST USA, Inc. 0% 12/15/05 (d)     -          865                                  670

GTE Corp. 5.5463% 6/12/00 (f)     -          30,000                               29,983

Hyperion Telecommunications,      Caa1       3,370                                3,378
Inc. 12% 11/1/07

ICG Services, Inc. 0% 5/1/08      B3         13,840                               7,128
(d)

Intermedia Communications,        B2         8,360                                7,169
Inc. 8.6% 6/1/08

IXC Communications, Inc. 9%       B3         8,930                                8,841
4/15/08

KMC Telecom Holdings, Inc.        Caa2       7,020                                6,845
13.5% 5/15/09 (e)

Logix Communications              -          12,690                               9,264
Enterprises, Inc. 12.25%
6/15/08

MCI WorldCom, Inc. 8.875%         A3         9,729                                10,267
1/15/06

McLeodUSA, Inc.:

0% 3/1/07 (d)                     B1         6,005                                4,714

8.125% 2/15/09                    B2         4,890                                4,548

9.5% 11/1/08                      B1         8,410                                8,431

NEXTLINK Communications, Inc.     B3         9,440                                9,062
9.625% 10/1/07

Ono Finance PLC 13% 5/1/09        -          4,510                                4,747
unit (e)

Pathnet, Inc. 12.25% 4/15/08      -          13,530                               7,340

Rhythms NetConnections, Inc.:

0% 5/15/08 (d)                    B3         20,305                               9,949

CORPORATE BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NONCONVERTIBLE BONDS -
CONTINUED

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Rhythms NetConnections, Inc.:
- continued

12.75% 4/15/09 (e)                B3        $ 10,480                             $ 9,432

Telecomunicaciones de Puerto      Baa2       14,005                               13,322
Rico, Inc. 6.65% 5/15/06 (e)

Teleglobe Canada, Inc.:

7.2% 7/20/09                      Baa1       17,847                               16,873

7.7% 7/20/29                      Baa1       22,115                               20,606

Teligent, Inc.:

0% 3/1/08 (d)                     Caa1       21,250                               11,156

11.5% 12/1/07                     Caa1       9,650                                8,830

WinStar Communications, Inc.:

0% 10/15/05 (d)                   Caa1       2,320                                1,914

0% 10/15/05 (d)                   Caa1       3,100                                4,030

0% 3/15/08 (d)                    CCC        19,930                               17,339

15% 3/1/07                        CCC        1,070                                1,198

                                                                                  255,593

TOTAL UTILITIES                                                                   382,828

TOTAL NONCONVERTIBLE BONDS                                                        2,408,364

TOTAL CORPORATE BONDS                                                             2,432,401
(Cost $2,549,377)

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 3.5%



U.S. GOVERNMENT AGENCY
OBLIGATIONS - 1.3%

Fannie Mae:

5.25% 1/15/09                     Aaa        2,500                                2,258

5.75% 4/15/03                     Aaa        20,800                               20,459

6.25% 5/15/29                     Aaa        37,995                               34,949

6.5% 4/29/09                      Aaa        17,610                               16,796

Federal Home Loan Bank:

7.7% 9/20/04                      Aaa        2,360                                2,478

8.09% 12/28/04                    Aaa        11,000                               11,853

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

Financing Corp. - coupon
STRIPS:

0% 4/5/02                         Aaa       $ 2,276                              $ 1,935

0% 5/11/02                        Aaa        2,275                                1,939

0% 8/8/05                         Aaa        5,482                                3,752

0% 11/30/05                       Aaa        1,666                                1,117

Freddie Mac:

7.35% 3/22/05                     Aaa        5,000                                5,187

7.625% 9/9/09                     Aaa        38,240                               38,425

U.S. Department of Housing        Aaa        10,090                               10,434
and Urban Development
government guaranteed
participation certificates
Series 1996-A,  7.57% 8/1/13

TOTAL U.S. GOVERNMENT AGENCY                                                      151,582
OBLIGATIONS

U.S. TREASURY OBLIGATIONS -
2.2%

U.S. Treasury Bonds:

6.875% 8/15/25                    Aaa        60,490                               64,195

7.625% 2/15/25                    Aaa        33,905                               39,134

8.875% 8/15/17                    Aaa        12,304                               15,413

8.875% 2/15/19                    Aaa        1,360                                1,718

10.75% 5/15/03                    Aaa        1,750                                2,021

10.75% 8/15/05                    Aaa        5,080                                6,238

11.75% 2/15/10 (callable)         Aaa        9,750                                12,183

12% 8/15/13                       Aaa        4,070                                5,619

14% 11/15/11                      Aaa        5,385                                7,745

U.S. Treasury Notes:

5.5% 5/31/03                      Aaa        3,100                                3,068

7% 7/15/06                        Aaa        106,848                              112,224

7.875% 11/15/04                   Aaa        3,500                                3,792

TOTAL U.S. TREASURY                                                               273,350
OBLIGATIONS

TOTAL U.S. GOVERNMENT AND                                                         424,932
GOVERNMENT AGENCY OBLIGATIONS
(Cost $438,023)

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 10.1%

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

FANNIE MAE - 7.8%

5.5% 2/1/11 to 1/1/14             Aaa       $ 7,118                              $ 6,748

6% 4/1/09 to 1/1/29               Aaa        153,791                              145,868

6.5% 4/1/13 to 7/1/29             Aaa        359,351                              345,618

7% 9/1/21 to 9/1/29               Aaa        385,752                              379,207

7.5% 8/1/24 to 10/1/29            Aaa        76,978                               77,200

                                                                                  954,641

FREDDIE MAC - 0.4%

6% 10/1/23 to 9/1/25              Aaa        10,618                               10,010

7.5% 11/1/16 to 9/1/29            Aaa        34,752                               34,944

8.5% 2/1/19 to 8/1/22             Aaa        202                                  210

                                                                                  45,164

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 1.9%

6% 10/15/08 to 12/15/10           Aaa        22,881                               22,267

6.5% 12/15/07 to 4/15/29          Aaa        118,201                              114,380

7% 2/15/28 to 7/15/28             Aaa        50,433                               49,471

7.5% 3/15/22 to 9/15/29           Aaa        48,978                               49,198

8% 4/15/24 to 12/15/25            Aaa        3,320                                3,395

                                                                                  238,711

TOTAL U.S. GOVERNMENT AGENCY                                                      1,238,516
- MORTGAGE SECURITIES
(Cost $1,261,152)

ASSET-BACKED SECURITIES - 1.5%



Airplanes Pass Through Trust      Ba2        9,240                                7,854
10.875% 3/15/19

ARG Funding Corp. 5.88%           Aaa        15,140                               14,849
5/20/03 (e)

BankAmerica Manufacturing         Aaa        9,930                                9,769
Housing Contract 6.2% 4/10/09

Capita Equipment Receivables      Baa2       8,150                                7,941
Trust 6.48% 10/15/06

Chevy Chase Auto Receivables      Aaa        4,109                                4,087
Trust 5.91% 12/15/04

CIT Marine Trust 5.8% 4/15/10     Aaa        15,400                               14,996

CPS Auto Grantor Trust:

6.09% 11/15/03                    Aaa        5,926                                5,922

6.55% 8/15/02                     Aaa        3,232                                3,232

ASSET-BACKED SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

CPS Auto Receivables Trust 6%     Aaa       $ 9,580                              $ 9,463
8/15/03

CSXT Trade Receivables Master     Aaa        12,240                               11,814
Trust 6% 7/25/04

Ford Credit Auto Owner Trust:

6.2% 12/15/02                     Baa3       7,380                                7,277

6.4% 12/15/02                     Baa3       4,070                                4,005

6.87% 11/15/04                    A2         6,850                                6,833

Green Tree Financial Corp.:

6.68% 1/15/29                     AAA        18,680                               18,703

6.8% 6/15/27                      Aaa        3,648                                3,654

JCP Master Credit Card Trust      Aaa        3,300                                3,149
5.5% 6/15/07

Key Auto Finance Trust:

5.83% 1/15/07                     Aaa        13,280                               13,075

6.3% 10/15/03                     A2         4,904                                4,895

Olympic Automobile
Receivables Trust:

6.4% 9/15/01                      Aaa        430                                  430

6.7% 3/15/02                      Aaa        3,109                                3,124

Petroleum Enhanced Trust          Baa2       6,299                                6,276
Receivables Offering
Petroleum Trust 6.125%
2/5/03 (e)(f)

UAF Auto Grantor Trust 6.1%       Aaa        8,303                                8,266
1/15/03 (e)

WFS Financial Owner Trust         Aaa        11,150                               11,122
6.55% 10/20/04

TOTAL ASSET-BACKED SECURITIES                                                     180,736
(Cost $184,248)

COLLATERALIZED MORTGAGE
OBLIGATIONS - 0.0%



PRIVATE SPONSOR - 0.0%

Credit-Based Asset Servicing      Ba3        2,474                                1,181
and Securitization LLC
Series 1997-2 Class 2-B,
7.1859% 12/29/25 (e)(f)
(Cost $1,315)

COMMERCIAL MORTGAGE
SECURITIES - 2.6%



Atherton Franchisee Loan          BB         2,047                                1,348
Funding LLP Series 1998-A
Class E, 8.25% 5/15/20 (e)

Bankers Trust REMIC Trust         Ba2        3,301                                3,056
1988-1 Series 1998-S1A Class
G, 7.4163% 11/28/02 (e)(f)

Bardell Associates Note Trust     -          15,702                               16,683
12.5%, 11/1/08 (h)

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

Berkeley Federal Bank & Trust     -         $ 3,280                              $ 2,296
FSB Series 1994 Class 1-B
7.6124% 8/1/24 (e)(f)

BKB Commercial Mortgage Trust     BBB        5,378                                5,387
Series 1997-C1 Class D,
7.83% 2/25/43 (e)(f)

CBM Funding Corp. sequential
pay Series 1996-1:

Class A-3PI, 7.08% 11/1/07        AA         8,220                                8,131

Class B, 7.48% 2/1/08             A          6,410                                6,351

CS First Boston Mortgage
Securities Corp.:

Series 1997-C2 Class D, 7.27%     Baa2       15,800                               14,447
1/17/35

Series 1998-C1 Class D, 7.17%     BBB        13,430                               11,982
1/17/12

Series 1998-FL1 Class E,          Baa2       14,600                               14,308
6.2206% 1/10/13 (e)(f)

Deutsche Mortgage & Asset         Baa2       11,800                               10,616
Receiving Corp. Series
1998-C1 Class D, 7.231%
7/15/12

Equitable Life Assurance
Society of the United States
(The):

sequential pay Series 174         Aaa        19,630                               19,769
Class A-1, 7.24% 5/15/06 (e)

Series 174:

Class B-1, 7.33% 5/15/06 (e)      Aa2        10,400                               10,363

Class C-1, 7.52% 5/15/06 (e)      A2         8,000                                7,950

Class D-1, 7.77% 5/15/06 (e)      Baa2       6,800                                6,693

First Chicago/Lennar Trust I
Series 1997-CHL1:

Class D, 8.2273% 4/13/39 (f)      -          2,000                                1,624

Class E, 8.2273% 4/1/39 (f)       -          3,800                                2,715

First Union-Lehman Brothers       Aa2        24,310                               23,212
Commercial MortgageTrust
sequential pay Series
1997-C2 Class B, 6.79%
11/18/29

FMAC Loan Receivables Trust:

Series 1997-A Class E,            -          1,471                                1,000
8.1093% 4/15/19 (e)(f)

Series 1997-B Class E,            -          2,307                                1,468
7.8912% 9/15/19 (e)(f)

GAFCO Franchisee Loan Trust       -          4,600                                3,849
Series 1998-1 Class D, 14%
6/1/16 (e)(f)

General Motors Acceptance         Ba3        1,250                                1,000
Corp. Commercial Mortgage
Securities, Inc. Series
1996-C1 Class F, 7.86%
10/15/28 (e)

GS Mortgage Securities Corp.
II  Series 1998-GLII:

Class D, 7.1905% 4/13/31          Baa2       4,120                                3,765
(e)(f)

Class E, 7.1905% 4/13/31          Baa3       13,588                               11,662
(e)(f)

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

Host Marriot Pool Trust 6.98%     Aaa       $ 10,739                             $ 10,630
8/1/15

LTC Commercial Mortgage Pass      AAA        8,424                                7,901
Through Certificates Series
1998-1 Class A, 6.029%
5/30/30 (e)

Morgan Stanley Capital I, Inc.:

Series 1998-CF1:

Class D, 7.35% 1/15/12            Baa2       11,142                               9,983

Class E, 7.35% 12/15/12           Baa3       3,848                                3,128

Series 1998-HF1 Class D, 7.1%     BBB        16,180                               15,247
2/15/30 (f)

Nomura Asset Securities Corp.     Baa2       11,800                               10,495
Series 1998-D6 Class A-4,
7.5969% 3/17/28 (f)

Nomura Depositor Trust
floater Series 1998-ST1A:

Class B-2, 9.5075% 2/15/34        -          2,975                                2,687
(e)(f)

Class B-2A, 9.5075% 2/15/34       -          500                                  452
(e)(f)

Penn Mutual Life Insurance
Co. (The)/Penn Insurance &
Annuity Co. Series 1996-PML:

Class K, 7.9% 11/15/26 (e)        -          750                                  500

Class L, 7.9% 11/15/26 (e)        -          600                                  325

Resolution Trust Corp.:

floater Series 1991-M2 Class      Ba3        207                                  178
A1, 6.8003% 9/25/20 (f)

Series 1991-M2 Class A-3,         Ba3        1,309                                1,060
7.2498% 9/25/20 (f)

Structured Asset Securities
Corp.:

Series 1995-C1 Class E,           BB         2,390                                2,231
7.375% 9/25/24 (e)

Series 1996-CFL:

Class E, 7.75% 2/25/28            BBB        6,820                                6,640

Class G, 7.75% 2/25/28 (e)        B+         3,700                                3,136

Class H, 7.75% 2/25/28 (e)        B-         1,000                                655

Thirteen Affiliates of
General Growth Properties,
Inc.:

sequential pay Series 1 Class     Aaa        11,530                               11,111
A-2, 6.602% 12/15/10 (e)

Series D-2, 6.992% 12/15/10       Baa2       11,380                               10,651
(e)

Series E-2, 7.224% 12/15/10       Baa3       6,760                                6,145
(e)

COMMERCIAL MORTGAGE
SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TIAA Retail Commercial            AAA       $ 10,760                             $ 10,785
Mortgage Trust 7.17% 1/1/32

Wells Fargo Capital Markets       Aaa        8,767                                8,708
Apartment Financing Trust
Series APT Class 1, 6.56%
12/29/05 (e)

TOTAL COMMERCIAL MORTGAGE                                                         312,323
SECURITIES
(Cost $329,011)

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (G) - 0.3%



Israeli State euro 6.375%         A3         13,265                               13,212
12/19/01

Korean Republic yankee:

8.75% 4/15/03                     Baa3       7,660                                7,924

8.875% 4/15/08                    Baa3       4,832                                4,988

Newfoundland Province yankee      Baa1       5,750                                7,320
11.625% 10/15/07

TOTAL FOREIGN GOVERNMENT AND                                                      33,444
GOVERNMENT AGENCY OBLIGATIONS
(Cost $33,774)

SUPRANATIONAL OBLIGATIONS -
0.1%



Inter American Development        Aaa        13,000                               12,763
Bank yankee  6.29% 7/16/27
(Cost $12,918)



CERTIFICATES OF DEPOSIT - 1.4%



Bayerische Hypo-und                  31,000                             30,758
Vereinsbank AG yankee 5.3%
5/15/00 (f)

Canadian Imperial Bank of            28,600                             28,586
Commerce yankee 5.38%
4/13/00 (f)

Commerzbank AG yankee 5.58%          28,000                             27,900
6/12/00

Deutsche Bank AG yankee 5.1%         28,000                             27,894
2/11/00

Fleet National Bank 5.52%            27,600                             27,612
5/5/00 (f)

Societe Generale, France             30,000                             29,885
yankee 5.16% 2/22/00

TOTAL CERTIFICATES OF DEPOSIT                                           172,635
(Cost $173,130)

COMMERCIAL PAPER - 1.0%

                                    PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Abbey National North America        $ 31,000                           $ 30,698
yankee 5.07% 12/6/99

Citibank Credit Card Master          22,000                             21,984
Trust I (Dakota Certificate
Program) 5.18% 10/6/99

Finova Capital Corp. 5.5088%         30,000                             29,965
4/10/00 (f)

General Motors Acceptance            10,000                             9,982
Corp. 5.18% 10/13/99

Windmill Funding Corp. yankee        30,000                             29,947
5.36% 10/13/99

TOTAL COMMERCIAL PAPER                                                  122,576
(Cost $122,611)



CASH EQUIVALENTS - 1.8%

                              MATURITY AMOUNT (000S)

Investments in repurchase     $ 43,433                               43,426
agreements (U.S. Treasury
obligations), in a joint
trading account at 5.43%,
dated 9/30/99 due 10/1/99

                              SHARES

Taxable Central Cash Fund,     182,764,072                           182,764
5.22% (c)

TOTAL CASH EQUIVALENTS                                               226,190
(Cost $226,190)

TOTAL INVESTMENT PORTFOLIO -                                         12,180,478
99.7%
(Cost $10,864,020)

NET OTHER ASSETS - 0.3%                                              42,505

NET ASSETS - 100%                                                  $ 12,222,983


LEGEND

(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.

(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $469,807,000 or 3.8% of net assets.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(g) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933.

Additional information on each holding is as follows:

SECURITY                       ACQUISITION DATE  ACQUISITION COST (000S)

Alliance Gaming Corp.          7/28/98           $ 1,006

Bardell Associates Note Trust  4/19/94           $ 15,956
12.5%, 11/1/08

Goldman Sachs Group L.P.       1/25/99           $ 30,800
5.61% 7/27/00

Micron Technology, Inc. 6.5%   7/15/99           $ 1,620
9/30/05

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS          S&P RATINGS

Aaa, Aa, A        20.3%  AAA, AA, A    19.2%

Baa               8.4%   BBB           8.6%

Ba                1.6%   BB            1.7%

B                 4.7%   B             4.5%

Caa               1.0%   CCC           1.0%

Ca, C             0.0%   CC, C         0.0%

                         D             0.0%

The percentage not rated by Moody's or S&P amounted to 0.4%. FMR has determined that unrated debt securities that are lower quality account for 0.4% of the total value of investment in securities.

INCOME TAX INFORMATION

At September 30, 1999, the aggregate cost of investment securities for income tax purposes was $10,887,782,000. Net unrealized appreciation aggregated $1,292,696,000, of which $1,740,690,000 related to appreciated investment securities and $447,994,000 related to depreciated investment securities.

The fund hereby designates approximately $2,014,799,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                 SEPTEMBER 30, 1999

ASSETS

Investment in securities, at            $ 12,180,478
value (including repurchase
agreements of $43,426) (cost
$10,864,020) -  See
accompanying schedule

Receivable for investments               88,845
sold

Receivable for fund shares               10,803
sold

Dividends receivable                     7,707

Interest receivable                      68,592

Other receivables                        1,075

 TOTAL ASSETS                            12,357,500

LIABILITIES

Payable to custodian bank      $ 43

Payable for investments         92,793
purchased

Payable for fund shares         33,867
redeemed

Accrued management fee          5,516

Other payables and accrued      2,298
expenses

 TOTAL LIABILITIES                       134,517

NET ASSETS                              $ 12,222,983

Net Assets consist of:

Paid in capital                         $ 10,409,040

Undistributed net investment             12,915
income

Accumulated undistributed net            484,430
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation              1,316,598
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 707,513                 $ 12,222,983
shares outstanding

NET ASSET VALUE, offering                $17.28
price and redemption price
per share ($12,222,983
(divided by) 707,513 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                       YEAR
                                           ENDED SEPTEMBER 30, 1999

INVESTMENT INCOME                          $ 76,770
Dividends

Interest                                    394,070

Security lending                            906

 TOTAL INCOME                               471,746

EXPENSES

Management fee                   $ 67,235

Transfer agent fees               25,098

Accounting and security           1,057
lending fees

Non-interested trustees'          64
compensation

Custodian fees and expenses       194

Registration fees                 113

Audit                             250

Legal                             55

Reports to shareholders           664

Miscellaneous                     39

 Total expenses before            94,769
reductions

 Expense reductions               (2,336)   92,433

NET INVESTMENT INCOME                       379,313

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            521,873

 Foreign currency transactions    (25)

 Futures contracts                50,897    572,745

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            890,615

 Assets and liabilities in        (66)
foreign currencies

 Futures contracts                (2,768)

 Delayed delivery commitments     363       888,144

NET GAIN (LOSS)                             1,460,889

NET INCREASE (DECREASE) IN                 $ 1,840,202
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED SEPTEMBER 30, 1999  YEAR ENDED SEPTEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 379,313                      $ 393,646
income

 Net realized gain (loss)         572,745                        2,222,628

 Change in net unrealized         888,144                        (1,966,594)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       1,840,202                      649,680
NET ASSETS RESULTING FROM
OPERATIONS

Distributions to shareholders     (389,627)                      (405,621)
From net investment income

 From net realized gain           (1,959,810)                    (679,853)

 TOTAL DISTRIBUTIONS              (2,349,437)                    (1,085,474)

Share transactions Net            1,984,725                      2,109,183
proceeds from sales of shares

 Reinvestment of distributions    2,288,038                      1,066,099

 Cost of shares redeemed          (3,116,440)                    (3,029,481)

 NET INCREASE (DECREASE) IN       1,156,323                      145,801
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       647,088                        (289,993)
IN NET ASSETS

NET ASSETS

 Beginning of period              11,575,895                     11,865,888

 End of period (including        $ 12,222,983                   $ 11,575,895
undistributed net investment
income of $12,915 and
$18,489, respectively)

OTHER INFORMATION
Shares

 Sold                             111,298                        110,919

 Issued in reinvestment of        135,284                        58,413
distributions

 Redeemed                         (173,738)                      (158,815)

 Net increase (decrease)          72,844                         10,517


FINANCIAL HIGHLIGHTS

YEARS ENDED SEPTEMBER 30,        1999       1998      1997      1996      1995

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 18.24    $ 19.01   $ 16.49   $ 15.47   $ 14.58
period

Income from Investment
Operations

Net investment income             .54 B      .61 B     .59 B     .62       .49

Net realized and unrealized       2.23       .37       3.35      .96       .93
gain (loss)

Total from investment             2.77       .98       3.94      1.58      1.42
operations

Less Distributions

 From net investment income       (.56) D    (.64)     (.67)     (.56)     (.44)

From net realized gain            (3.17) D   (1.11)    (.75)     -         -

In excess of net realized gain    -          -         -         -         (.09)

Total distributions               (3.73)     (1.75)    (1.42)    (.56)     (.53)

Net asset value, end of period   $ 17.28    $ 18.24   $ 19.01   $ 16.49   $ 15.47

TOTAL RETURN A                    16.12%     5.34%     25.15%    10.37%    10.09%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 12,223   $ 11,576  $ 11,866  $ 10,674  $ 11,084
(in millions)

Ratio of expenses to average      .75%       .76%      .79%      .95%      .97%
net assets

Ratio of expenses to average      .73% C     .74% C    .78% C    .93% C    .97%
net assets after expense
reductions

Ratio of net investment           3.01%      3.19%     3.39%     3.64%     4.27%
income to average net assets

Portfolio turnover rate           104%       136%      79%       131%      137%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
D THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.

NOTES TO FINANCIAL STATEMENTS
For the period ended September 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Asset Manager (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date.

1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED

INVESTMENT INCOME - CONTINUED

Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, future transactions, foreign currency transactions, market discount, non-taxable dividends, and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

2. OPERATING POLICIES -
CONTINUED

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

TAXABLE CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income.

Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock and bond market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

2. OPERATING POLICIES -
CONTINUED

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $49,113,000 or 0.4% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $12,083,034,000 and $12,037,356,000, respectively, of which U.S. government and government agency obligations aggregated
$3,527,448,000 and $3,024,665,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $914,048,000 and $1,107,869,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. The annual individual fund fee rate is .25%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .53% of average net assets.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .20% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $871,000 for the period.

5. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end there were no loans outstanding.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,687,000 under this arrangement.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $24,000 and $625,000, respectively, under these arrangements.

7. TRANSACTIONS WITH AFFILIATED COMPANIES.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

SUMMARY OF TRANSACTIONS WITH
AFFILIATED COMPANIES

AMOUNTS IN THOUSANDS                PURCHASE COST      SALES COST      DIVIDEND INCOME      VALUE
AFFILIATE

Lamonts Apparel, Inc. Class A       $ -                $ 9,001         $ -                  $ -

TOTALS                              $ -                $ 9,001         $ -                  $ -


REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Charles Street Trust and the Shareholders of Fidelity Asset Manager(registered trademark):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Asset Manager (a fund of Fidelity Charles Street Trust) at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Asset Manager's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
November 8, 1999

OTHER FUND INFORMATION


CHANGE IN INDEPENDENT AUDITOR.

Based on the recommendation of the Audit Committee of Fidelity Asset Manager, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as the fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ended September 30, 2000. For the fiscal years ended September 30, 1999 and September 30, 1998, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

DISTRIBUTIONS


The Board of Trustees of (Fidelity Asset Manager) voted to pay on December 21, 1998, to shareholders of record at the opening of business on December 18, 1998, a distribution of $3.15 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.15 per share from net investment income.

A total of 7.15% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A total of 21% of the dividends distributed during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on October 5, 1999. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting. PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

                    # OF                % OF
                    VOTES CAST          VOTES CAST
Affirmative         7,814,341,510.26    77.480

Against             350,207,085.34      3.472

Abstain             1,921,059,118.40    19.048

TOTAL               10,085,607,714.00   100.000

Broker Non-Votes    1,561,206.99

PROPOSAL 2
To approve an amended management contract for the fund that would reduce the management fee payable to FMR by the fund as FMR's assets under management increase, reduce the individual fund fee rate, and allow future modifications of the contract without a shareholder vote if permitted by the 1940 Act.

               # OF               % OF
               VOTES CAST         VOTES CAST
Affirmative    4,850,760,484.80   78.688

Against        149,238,597.87     2.421

Abstain       1,164,579,638.38    18.891

TOTAL          6,164,578,721.05   100.000

PROPOSAL 3
To approve an amended sub-advisory agreement with FMR Far East to allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the Investment Company Act of 1940.

               # OF               % OF
               VOTES CAST         VOTES CAST
Affirmative    4,773,361,586.40   77.432

Against        192,376,483.40     3.121

Abstain        1,198,840,651.25   19.447

TOTAL          6,164,578,721.05   100.000

PROPOSAL 4
To approve an amended sub-advisory agreement with FMR U.K. to allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the Investment Company Act of 1940.

               # OF               % OF
               VOTES CAST         VOTES CAST
Affirmative    4,787,612,827.94   77.663

Against        180,477,616.04     2.928

Abstain        1,196,488,277.07   19.409

TOTAL          6,164,578,721.05   100.000

PROPOSAL 5
To amend the fundamental investment limitation concerning diversification to exclude "securities of other investment companies" from the limitation.

               # OF               % OF
               VOTES CAST         VOTES CAST
Affirmative    4,661,422,056.55   75.616

Against        330,603,770.77     5.363

Abstain        1,172,552,893.73   19.021

TOTAL          6,164,578,721.05   100.000

* DENOTES TRUST-WIDE PROPOSALS AND
 VOTING RESULTS.

OF SPECIAL NOTE


INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)

1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER

Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Investments Money
 Management, Inc. (FIMM)
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Richard C. Habermann, Vice President
Thomas M. Sprague, Vice President
Charles S. Morrison, Vice President
John J. Todd, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

* INDEPENDENT TRUSTEES

FAA-ANN-1199  88318
1.537740.102

ADVISORY BOARD

J. Gary Burkhead
Abigail P. Johnson

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

The Chase Manhattan Bank
New York, NY

FIDELITY'S ASSET ALLOCATION FUNDS

Asset ManagerSM
Asset Manager: AggressiveSM
Asset Manager: GrowthSM
Asset Manager: IncomeSM
Fidelity Freedom Funds(registered trademark) -
Income, 2000, 2010, 2020, 2030

THE FIDELITY TELEPHONE CONNECTION

MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 (for the deaf and hearing impaired)
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


SPARTAN(REGISTERED TRADEMARK)
INVESTMENT GRADE BOND
FUND

ANNUAL REPORT
SEPTEMBER 30, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE     3   Ned Johnson on investing
                            strategies.

PERFORMANCE             4   How the fund has done over
                            time.

FUND TALK               7   The manager's review of fund
                            performance, strategy and
                            outlook.

INVESTMENT CHANGES      10  A summary of major shifts in
                            the fund's investments over
                            the past six months.

INVESTMENTS             11  A complete list of the fund's
                            investments with their
                            market values.

FINANCIAL STATEMENTS    24  Statements of assets and
                            liabilities, operations, and
                            changes in net assets, as
                            well as financial highlights.

NOTES                   28  Notes to the financial
                            statements.

REPORT OF INDEPENDENT   31  The auditors' opinion.
ACCOUNTANTS

OTHER FUND INFORMATION  32

DISTRIBUTIONS           33

PROXY VOTING RESULTS    34

OF SPECIAL NOTE         36


Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-8888 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)

DEAR SHAREHOLDER:

September proved troublesome for the equity markets, as the Dow Jones Industrial Average shed nearly 1,000 points from its record high set about a month earlier. Jitters over an exceedingly strong economy and the direction of short-term interest rates were the primary causes of the Dow's struggle. Benefiting in part from a mild flight to safety, prices of the benchmark 30-year Treasury bond were modestly higher for the month.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the total returns and dividends would have been lower.

CUMULATIVE TOTAL RETURNS

PERIODS ENDED SEPTEMBER 30,      PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

SPARTAN(REGISTERED TRADEMARK)    0.10%        45.92%        60.79%
INV. GRADE BOND

LB Aggregate Bond                -0.37%       45.85%        54.43%

Intermediate Investment Grade    -1.01%       39.58%        n/a
 Debt Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on October 1, 1992. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers Aggregate Bond Index - a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. To measure how the fund's performance stacked up against its peers, you can compare it to the intermediate investment grade debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 267 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED SEPTEMBER 30,    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1999

SPARTAN INV. GRADE BOND        0.10%        7.85%         7.02%

LB Aggregate Bond              -0.37%       7.84%         6.40%

Intermediate Investment Grade  -1.01%       6.89%         n/a
 Debt Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             Spartan Inv. Grade Bond     LB Aggregate Bond
             00448                       LB001
  1992/10/01      10000.00                    10000.00
  1992/10/31       9812.23                     9816.93
  1992/11/30       9910.58                     9818.90
  1992/12/31      10141.51                     9975.02
  1993/01/31      10397.72                    10166.54
  1993/02/28      10729.65                    10344.45
  1993/03/31      10789.98                    10387.90
  1993/04/30      10830.04                    10460.61
  1993/05/31      10871.84                    10474.21
  1993/06/30      11226.71                    10663.80
  1993/07/31      11392.79                    10724.58
  1993/08/31      11782.44                    10912.26
  1993/09/30      11816.73                    10941.72
  1993/10/31      11913.99                    10982.21
  1993/11/30      11705.42                    10888.86
  1993/12/31      11740.02                    10947.66
  1994/01/31      11984.80                    11095.45
  1994/02/28      11571.41                    10902.39
  1994/03/31      11183.62                    10633.10
  1994/04/30      11070.36                    10548.04
  1994/05/31      11000.02                    10546.98
  1994/06/30      10994.05                    10523.78
  1994/07/31      11184.69                    10733.20
  1994/08/31      11183.61                    10746.08
  1994/09/30      11019.13                    10588.11
  1994/10/31      10995.76                    10578.59
  1994/11/30      11028.07                    10555.31
  1994/12/31      11132.78                    10628.14
  1995/01/31      11333.41                    10838.58
  1995/02/28      11549.35                    11096.54
  1995/03/31      11689.77                    11164.23
  1995/04/30      11838.95                    11320.53
  1995/05/31      12332.88                    11758.63
  1995/06/30      12424.27                    11844.47
  1995/07/31      12383.63                    11818.41
  1995/08/31      12539.11                    11961.42
  1995/09/30      12665.77                    12077.44
  1995/10/31      12831.52                    12234.45
  1995/11/30      13022.66                    12417.96
  1995/12/31      13204.49                    12591.82
  1996/01/31      13294.65                    12674.92
  1996/02/29      13063.03                    12454.38
  1996/03/31      12964.75                    12367.20
  1996/04/30      12876.88                    12297.94
  1996/05/31      12843.90                    12273.35
  1996/06/30      13004.84                    12437.81
  1996/07/31      13036.96                    12471.39
  1996/08/31      13015.72                    12450.19
  1996/09/30      13230.84                    12666.82
  1996/10/31      13515.06                    12948.03
  1996/11/30      13731.49                    13169.44
  1996/12/31      13616.13                    13046.96
  1997/01/31      13661.24                    13087.41
  1997/02/28      13686.05                    13120.13
  1997/03/31      13530.63                    12974.49
  1997/04/30      13741.70                    13169.11
  1997/05/31      13859.90                    13294.22
  1997/06/30      14016.97                    13452.42
  1997/07/31      14397.86                    13815.63
  1997/08/31      14277.92                    13698.20
  1997/09/30      14478.69                    13900.93
  1997/10/31      14669.01                    14102.50
  1997/11/30      14716.41                    14167.37
  1997/12/31      14880.02                    14310.46
  1998/01/31      15070.31                    14493.63
  1998/02/28      15082.54                    14482.04
  1998/03/31      15146.56                    14531.28
  1998/04/30      15223.90                    14606.84
  1998/05/31      15376.86                    14745.60
  1998/06/30      15483.26                    14870.69
  1998/07/31      15517.96                    14902.25
  1998/08/31      15686.01                    15144.81
  1998/09/30      16063.60                    15499.37
  1998/10/31      15948.28                    15417.60
  1998/11/30      16102.59                    15504.92
  1998/12/31      16183.56                    15551.54
  1999/01/31      16324.58                    15662.62
  1999/02/28      16058.45                    15389.16
  1999/03/31      16169.96                    15474.54
  1999/04/30      16217.37                    15523.59
  1999/05/31      16032.36                    15386.98
  1999/06/30      15953.53                    15337.84
  1999/07/31      15894.79                    15273.43
  1999/08/31      15867.90                    15265.67
  1999/09/30      16079.40                    15442.81
IMATRL PRASUN   SHR__CHT 19990930 19991011 132218 R00000000000087

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Spartan Investment Grade Bond Fund on October 1, 1992, when the fund started. As the chart shows, by September 30, 1999, the value of the investment would have grown to $16,079 - a 60.79% increase on the initial investment. For comparison, look at how the Lehman Brothers Aggregate Bond Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $15,443 - a 54.43% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of
interest rates. In turn, the
share price, return and yield
of a fund that invests in bonds
will vary. That means if you
sell your shares during a
market downturn, you might
lose money. But if you can ride
out the market's ups and
downs, you may have a gain.

TOTAL RETURN COMPONENTS

                  YEARS ENDED SEPTEMBER 30,

                  1999                       1998    1997   1996    1995

Dividend returns  5.83%                      6.56%   6.72%  6.33%   7.65%

Capital returns   -5.73%                      4.39%  2.71%  -1.87%   7.29%

Total returns     0.10%                      10.95%  9.43%  4.46%   14.94%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD

PERIODS ENDED SEPTEMBER 30,  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
1999

Dividends per share          5.24(cents)   31.04(cents)   62.03(cents)

Annualized dividend rate     6.39%         6.11%          6.01%

30-day annualized yield      6.51%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.98 over the past one month, $10.13 over the past six months and $10.32 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. If Fidelity had not reimbursed certain fund expenses during the periods shown, the yield would have been 6.38%.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Taxable bonds endured a whirlwind
ride looking much the worse for wear
during the 12-month period that ended
September 30, 1999. The Lehman
Brothers Aggregate Bond Index, a
popular measure of taxable-bond
performance, returned -0.37% for this
period. Coming off of the lowest interest rates in a generation at the beginning of the period, bond yields rose steadily over the past 12 months in response to strength in the economy. Anticipation of and reaction to the two quarter-point rate hikes levied by the Federal Reserve Board in the summer applied even more pressure on
Treasuries, erasing nearly all of the
easing from the interest-rate cuts of
1998. The Lehman Brothers Treasury
Index returned -1.97% during the
12-month period. Determined not to
suffer the same fate as their Treasury
counterparts, spread sectors - that is,
corporates, mortgages and agencies
- rallied for much of the period as
investors favored higher-yielding
alternatives to Treasuries. Strong debt
issuance during the summer weighed
on investors' minds, though, halting
the rally in corporates.
Lighter-than-expected new issue supply
in September helped corporates make
up some lost ground. The Lehman
Brothers Corporate Bond Index
closed out the period down 1.40%.
Mortgages benefited from rising
interest rates, as refinancing activity
slowed, curbing supply. Late in the
period, favorable prepayment data and
declining interest-rate volatility boosted mortgages further, bolstering the
Lehman Brothers Mortgage-Backed
Securities Index, which returned 2.27%
during the 12-month period.

(photograph of Kevin Grant)

An interview with Kevin Grant, Portfolio Manager of Spartan Investment Grade Bond Fund

Q. HOW DID THE FUND PERFORM, KEVIN?

A. For the 12-month period that ended September 30, 1999, the fund had a total return of 0.10%. In comparison, the fund outpaced the intermediate investment grade debt funds average tracked by Lipper Inc., which returned -1.01%. The fund's return also stacked up well against the Lehman Brothers Aggregate Bond Index, which returned -0.37% during the same 12-month period.

Q. THE FUND PERFORMED WELL AMID A GENERALLY POOR PERIOD FOR BONDS. WHAT WAS YOUR RECIPE FOR SUCCESS?

A. All things considered, the fund managed to do quite well competitively and relative to the market. As you know, it's extremely difficult to get any bond fund to post a positive total return in a deteriorating interest-rate environment, as rising bond yields cause their prices to drop by more than the interest earned. This fund, however, relied on sector allocation to pave an alternate path, one which led to a positive return during the period. The fund benefited from its overweighting in spread sectors - namely, corporates, mortgages and agencies - relative to the benchmark, as these securities outperformed Treasuries during the 12-month period. Timing was equally as important, as we added spread sector exposure at historically attractive price levels during the period. Additionally, within corporates, we were in the right sectors. Our stake in communications - cable, media and telecommunications companies - along with various energy names was particularly beneficial to the fund. Consolidation in the world of telecommunications was a positive event for credit quality, which was a big win for us.

Q. WHAT ELSE INFLUENCED PERFORMANCE?

A. Within mortgages, we had two things going for us during the period. First, refinancing activity slowed considerably as a result of the rise in interest rates. Yet, housing turnover remained high, as homeowners continued to trade up to bigger homes, fueled in large part by the strong economy. Thus, prepayments on discount mortgages - that is, mortgages priced below face value, or par - ran faster than normal, which was a big positive since the bonds get prepaid at par. So, the fund benefited simply by owning discount mortgages through the passage of time.

Q. WHAT WAS THE SECOND FACTOR?

A. The market came around to our point of view and recognized that mortgages were cheap, which drove prices up and led to spread tightening. Declining interest-rate volatility late in the period further benefited mortgage security valuations. Corporate spreads, on the other hand, widened in the summer following two quarters of strong performance, due to concerns of oversupply related to the Year 2000 changeover. The supply fears ultimately proved unfounded, with rising interest rates having a lot to do with keeping supply contained. Corporate spreads rebounded, however, narrowing in September due to the surprising supply picture. We really didn't believe the supply scare at all to begin with, so, when spreads did widen out, we viewed it simply as an opportunity to add securities that we liked.

Q. WHAT WERE SOME OF YOUR STRATEGIES DURING THE PERIOD?

A. We stayed with many of the telecom names that performed well for us, although we shifted some assets to more energy names. Also, holdings in government agencies took on a more meaningful role in the fund, as I began to substitute them for high-grade corporates. Agencies over the past year have cheapened considerably, due in large part to supply reasons. Although agencies aren't expected to be huge wins for us, they do have some value just the same, as they offer returns that are competitive with high-quality corporate bonds.

Q. WHAT'S YOUR OUTLOOK?

A. My outlook remains positive for the spread sectors. In general, mortgages are still relatively cheap and, given that interest rates have risen, supply pressures and concerns over prepayments have eased considerably. With respect to corporates, earnings and cash flows are still quite good, so companies should continue to do well from a bondholder's perspective. There's also growing sentiment shared among corporate treasurers these days to carry less debt on their balance sheets. Together, these factors paint a pretty good picture going forward. Admittedly, the interest-rate move of the past 12 months was a big one. Today's higher interest rates, however, offer investors a much better cushion against future volatility.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: high current income

FUND NUMBER: 448

TRADING SYMBOL: FSIBX

START DATE: October 1, 1992

SIZE: as of September 30,
1999, more than $1.6
billion

MANAGER: Kevin Grant, since
1997; manager, several Fidelity
investment-grade taxable bond
funds; joined Fidelity in 1993

KEVIN GRANT ON THE
CHANGING FACE OF THE
MORTGAGE MARKET:

"Two years ago, the mortgage
market accounted for about 30%
of the investment-grade world. By
the end of this year, that share will
grow to around 35% of this
universe. What's happening, in
essence, is that the U.S. Treasury
is issuing fewer bonds, so that the
government component of the
Lehman Brothers Aggregate Bond
Index is not growing as fast as the
mortgage segment.

"Much of the rise in mortgages was
due to a strong refinancing wave
- resulting in larger,
lower-coupon issues - and the
sustained robustness of the housing
market - providing a steady
stream of new mortgages into the
market. Mortgages have become an
increasingly growing part of the
investment equation for this fund
and others like it. The Lehman
index, reflective of the current
market composition, carries a 33%
mortgage position, which is
expected to grow further in the
future."

INVESTMENT CHANGES



QUALITY DIVERSIFICATION AS OF
SEPTEMBER 30, 1999

(MOODY'S RATINGS)              % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  6
                                                        MONTHS AGO

Aaa                             56.9                     54.0

Aa                              2.0                      2.9

A                               12.3                     11.3

Baa                             24.1                     22.2

Ba and Below                    1.4                      1.4


TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P(registered trademark) RATINGS.

AVERAGE YEARS TO MATURITY AS
OF SEPTEMBER 30, 1999

                                     6 MONTHS AGO

Years                          9.5   8.8

AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME REMAINING UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS,
WEIGHTED BY DOLLAR AMOUNT.

DURATION AS OF SEPTEMBER 30,
1999

                                     6 MONTHS AGO

Years                          5.2   4.8

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES.
IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF SEPTEMBER 30, 1999*                                     AS OF MARCH 31, 1999**

Corporate Bonds                 36.4%                         Corporate Bonds                    33.2%

U.S. Government and                                           U.S. Government and
Government Agency                                             Government Agency
Obligations                     53.9%                         Obligations                        49.2%

Asset-Backed Securities          3.7%                         Asset-Backed Securities             4.4%

CMOs and Other  Mortgage                                      CMOs and Other  Mortgage
Related  Securities              1.4%                         Related  Securities                 1.6%

Foreign Government &                                          Foreign Government &
Government Agency                                             Government Agency
Obligations                      1.7%                         Obligations                         2.7%

Other Investments                0.5%                         Other Investments                   0.4%

Short-Term Investments and                                    Short-Term Investments and
Net Other Assets                 2.4%                         Net Other Assets                    8.5%

*  FOREIGN INVESTMENTS           6.2%                         ** FOREIGN INVESTMENTS              6.8%

Row: 1, Col: 1, Value: 36.4                                   Row: 1, Col: 1, Value: 33.2
Row: 1, Col: 2, Value: 53.9                                   Row: 1, Col: 2, Value: 49.2
Row: 1, Col: 3, Value: 3.7                                    Row: 1, Col: 3, Value: 4.4
Row: 1, Col: 4, Value: 1.4                                    Row: 1, Col: 4, Value: 1.6
Row: 1, Col: 5, Value: 1.7                                    Row: 1, Col: 5, Value: 2.7
Row: 1, Col: 6, Value: 0.5                                    Row: 1, Col: 6, Value: 0.4
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 2.4                                    Row: 1, Col: 8, Value: 8.5





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.

INVESTMENTS SEPTEMBER 30, 1999

Showing Percentage of Net Assets



NONCONVERTIBLE BONDS - 36.4%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 0.1%

DEFENSE ELECTRONICS - 0.1%

Raytheon Co. 6.45% 8/15/02        Baa1      $ 1,670                            $ 1,654

BASIC INDUSTRIES - 0.8%

CHEMICALS & PLASTICS - 0.8%

Monsanto Co. 5.75% 12/1/05 (b)    A2         13,000                             12,254

PAPER & FOREST PRODUCTS - 0.0%

Fort James Corp. 6.625%           Baa2       595                                582
9/15/04

TOTAL BASIC INDUSTRIES                                                          12,836

CONSTRUCTION & REAL ESTATE -
2.6%

REAL ESTATE - 0.4%

Cabot Industrial Property LP      Baa2       2,280                              2,206
7.125% 5/1/04

Duke Realty LP 7.3% 6/30/03       Baa1       4,000                              3,985

                                                                                6,191

REAL ESTATE INVESTMENT TRUSTS
- 2.2%

CenterPoint Properties Trust      Baa2       1,100                              1,033
6.75% 4/1/05

Equity Office Properties Trust:

6.5% 1/15/04                      Baa1       7,000                              6,750

6.625% 2/15/05                    Baa1       8,010                              7,618

6.75% 2/15/08                     Baa1       6,270                              5,803

7.25% 2/15/18                     Baa1       8,000                              7,157

Merry Land & Investment Co.,      A3         3,150                              3,036
Inc. 7.25% 6/15/05

ProLogis Trust 6.7% 4/15/04       Baa1       970                                929

Spieker Properties, Inc.          Baa2       5,000                              4,705
7.125% 7/1/09

                                                                                37,031

TOTAL CONSTRUCTION & REAL                                                       43,222
ESTATE

DURABLES - 0.3%

AUTOS, TIRES, & ACCESSORIES -
0.3%

Ford Motor Co. 7.45% 7/16/31      A1         5,000                              4,934

ENERGY - 3.5%

ENERGY SERVICES - 0.5%

Baker Hughes, Inc. 6.875%         A2         7,965                              7,196
1/15/29

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

OIL & GAS - 3.0%

Amerada Hess Corp. 7.875%         Baa1      $ 10,000                           $ 9,841
10/1/29

Anadarko Petroleum Corp. 7.2%     Baa1       8,200                              7,525
3/15/29

Apache Corp.:

7.625% 7/1/19                     Baa1       5,000                              4,873

7.7% 3/15/26                      Baa1       900                                877

Apache Finance Property Ltd.      Baa1       1,600                              1,514
6.5% 12/15/07

Conoco, Inc.:

5.9% 4/15/04                      A3         1,400                              1,354

6.95% 4/15/29                     A3         6,345                              5,883

Oryx Energy Co.:

8.125% 10/15/05                   Baa1       4,640                              4,805

8.375% 7/15/04                    Baa1       5,000                              5,218

Petro-Canada 7% 11/15/28          A3         8,470                              7,603

                                                                                49,493

TOTAL ENERGY                                                                    56,689

FINANCE - 12.8%

BANKS - 4.8%

ABN-Amro Bank NV, Chicago         A1         5,750                              5,747
6.625% 10/31/01

Banc One Corp. 7.25% 8/1/02       A1         2,000                              2,035

Bank of Montreal 6.1% 9/15/05     A1         3,000                              2,842

BankAmerica Corp.:

6.625% 6/15/04                    Aa2        2,910                              2,884

10% 2/1/03                        Aa3        500                                546

BankBoston NA 6.375% 3/25/08      A2         10,800                             10,182

Barclays Bank PLC yankee:

5.875% 7/15/00                    A1         2,430                              2,424

5.95% 7/15/01                     A1         5,400                              5,339

Capital One Bank:

6.375% 2/15/03                    Baa2       2,400                              2,332

6.42% 11/12/99                    Baa3       4,000                              4,000

Capital One Financial Corp.       Baa3       2,900                              2,683
7.125% 8/1/08

Central Fidelity Banks, Inc.      A1         1,000                              1,033
8.15% 11/15/02

Fleet/Norstar Financial           A3         370                                387
Group, Inc. 9% 12/1/01

Kansallis-Osake-Pankki (NY        A2         430                                461
Branch) yankee  10% 5/1/02

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

BANKS - CONTINUED

Korea Development Bank:

6.625% 11/21/03                   Baa3      $ 2,775                            $ 2,651

7.125% 9/17/01                    Baa3       405                                400

MBNA Corp.:

6.34% 6/2/03                      Baa2       800                                772

6.875% 11/15/02                   Baa2       3,600                              3,593

NB Capital Trust IV 8.25%         Aa2        4,980                              4,935
4/15/27

Provident Bank 6.125% 12/15/00    A3         210                                208

Providian National Bank:

6.25% 5/7/01                      Baa3       5,590                              5,515

6.75% 3/15/02                     Baa3       2,160                              2,122

Sanwa Finance Aruba AEC 8.35%     Baa1       11,300                             11,531
7/15/09

Summit Bancorp 8.625% 12/10/02    BBB+       1,000                              1,047

Union Planters Corp. 6.75%        Baa2       1,200                              1,185
11/1/05

Union Planters National Bank      A3         1,000                              1,005
6.81% 8/20/01

                                                                                77,859

CREDIT & OTHER FINANCE - 7.4%

Associates Corp. of North
America:

6% 4/15/03                        Aa3        2,400                              2,350

6% 7/15/05                        Aa3        10,000                             9,569

AT&T Capital Corp. 7.5%           Baa3       7,760                              7,815
11/15/00

Bank of New York Co., Inc.        A1         4,000                              3,887
Capital I 7.97% 12/31/26

BankBoston Capital Trust II       A2         2,750                              2,524
7.75% 12/15/26

BanPonce Trust I 8.327% 2/1/27    A3         1,195                              1,122

Chase Capital I 7.67% 12/1/26     Aa3        6,000                              5,608

Chrysler Financial Corp.          A1         5,000                              4,923
5.69% 11/15/01

Citigroup, Inc. 5.8% 3/15/04      Aa2        5,090                              4,893

ERP Operating LP:

6.55% 11/15/01                    A3         1,000                              990

7.1% 6/23/04                      A3         4,000                              3,931

First Security Capital I          A3         4,420                              4,383
8.41% 12/15/26

Fleet Capital Trust II 7.92%      A2         900                                864
12/11/26

Ford Motor Credit Co. 6.5%        A1         8,000                              7,983
2/28/02

GS Escrow Corp. 7.125% 8/1/05     Ba1        10,300                             9,485

Household Finance Corp. 6%        A2         8,000                              7,998
5/8/00

KeyCorp Institutional Capital     A1         500                                479
A 7.826% 12/1/26

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

CREDIT & OTHER FINANCE -
CONTINUED

PNC Institutional Capital         A2        $ 2,000                            $ 1,999
Trust 8.315% 5/15/27 (b)

Spieker Properties LP:

6.75% 1/15/08                     Baa2       5,750                              5,324

6.8% 5/1/04                       Baa2       5,250                              5,068

6.9% 1/15/04                      Baa2       1,650                              1,611

Sprint Capital Corp.:

5.7% 11/15/03                     Baa1       2,800                              2,668

5.875% 5/1/04                     Baa1       5,290                              5,068

6.875% 11/15/28                   Baa1       7,590                              6,932

6.9% 5/1/19                       Baa1       4,410                              4,107

Trizec Finance Ltd. yankee        Baa3       1,385                              1,491
10.875% 10/15/05

TXU Eastern Funding 6.75%         Baa1       1,535                              1,423
5/15/09 (b)

U.S. West Capital Funding,        Baa1       7,900                              7,004
Inc. 6.875% 7/15/28

                                                                                121,499

INSURANCE - 0.1%

Executive Risk Capital Trust      Baa3       1,750                              1,751
8.675% 2/1/27

SAVINGS & LOANS - 0.3%

Great Western Finance Trust       A3         4,000                              3,882
II 8.206% 2/1/27

Long Island Savings Bank FSB      Baa3       1,550                              1,532
6.2% 4/2/01

                                                                                5,414

SECURITIES INDUSTRY - 0.2%

Amvescap PLC:

yankee 6.375% 5/15/03             A3         1,500                              1,460

yankee 6.6% 5/15/05               A3         1,750                              1,671

                                                                                3,131

TOTAL FINANCE                                                                   209,654

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.0%

INDUSTRIAL MACHINERY &
EQUIPMENT - 0.8%

Tyco International Group SA
yankee:

6.125% 6/15/01                    Baa1       3,250                              3,220

6.375% 6/15/05                    Baa1       5,900                              5,701

6.875% 1/15/29                    Baa1       3,750                              3,360

                                                                                12,281

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

INDUSTRIAL MACHINERY &
EQUIPMENT - CONTINUED

POLLUTION CONTROL - 0.2%

WMX Technologies, Inc. 7.1%       Ba1       $ 4,000                            $ 3,780
8/1/26

TOTAL INDUSTRIAL MACHINERY &                                                    16,061
EQUIPMENT

MEDIA & LEISURE - 5.0%

BROADCASTING - 3.3%

Clear Channel Communications,
Inc.:

6.875% 6/15/18                    Baa3       5,000                              4,423

7.25% 10/15/27                    Baa3       15,725                             14,126

Continental Cablevision, Inc.:

8.3% 5/15/06                      Baa3       2,775                              2,911

9% 9/1/08                         Baa3       1,710                              1,873

Cox Communications, Inc.:

6.4% 8/1/08                       Baa2       7,000                              6,533

7.75% 8/15/06                     Baa2       3,890                              3,961

Nielsen Media Research, Inc.      Baa2       2,780                              2,761
7.6% 6/15/09

TCI Communications, Inc.:

8.25% 1/15/03                     A2         120                                126

8.75% 8/1/15                      A2         6,075                              6,782

9.8% 2/1/12                       A2         3,150                              3,815

TCI Communications Financing      A3         2,500                              2,788
III 9.65% 3/31/27

Time Warner, Inc. 9.125%          Baa3       3,000                              3,368
1/15/13

                                                                                53,467

ENTERTAINMENT - 0.3%

Viacom, Inc. 7.75% 6/1/05         Baa3       5,530                              5,607

PUBLISHING - 1.4%

News America Holdings, Inc.       Baa3       6,000                              5,900
8% 10/17/16

News America, Inc. 6.625%         Baa3       1,400                              1,315
1/9/08

Time Warner Entertainment Co.
LP:

8.375% 3/15/23                    Baa2       12,690                             13,525

8.875% 10/1/12                    Baa2       750                                832

10.15% 5/1/12                     Baa2       500                                598

                                                                                22,170

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

RESTAURANTS - 0.0%

Darden Restaurants, Inc.          Baa1      $ 35                               $ 32
6.375% 2/1/06

TOTAL MEDIA & LEISURE                                                           81,276

NONDURABLES - 1.4%

BEVERAGES - 0.9%

Seagram Co. Ltd. yankee           Baa3       670                                586
6.875% 9/1/23

Seagram JE & Sons, Inc.:

6.625% 12/15/05                   Baa3       10,860                             10,336

7.6% 12/15/28                     Baa3       3,000                              2,835

                                                                                13,757

FOODS - 0.1%

ConAgra, Inc. 7.125% 10/1/26      Baa1       2,040                              2,012

TOBACCO - 0.4%

Philip Morris Companies, Inc.     A2         4,000                              4,016
6.95% 6/1/06

RJR Nabisco, Inc. 7.375%          Baa2       3,100                              3,024
5/15/03 (b)

                                                                                7,040

TOTAL NONDURABLES                                                               22,809

RETAIL & WHOLESALE - 2.0%

DRUG STORES - 0.8%

Rite Aid Corp.:

5.5% 12/15/00 (b)                 Baa1       6,085                              5,629

6% 12/15/05 (b)                   Baa1       8,505                              6,804

7.125% 1/15/07                    Baa1       1,850                              1,591

                                                                                14,024

GENERAL MERCHANDISE STORES -
0.4%

Dayton Hudson Corp. 6.4%          A3         1,000                              989
2/15/03

Federated Department Stores,
Inc.:

6.79% 7/15/27                     Baa1       2,000                              1,961

8.5% 6/15/03                      Baa1       4,000                              4,182

                                                                                7,132

GROCERY STORES - 0.2%

Kroger Co. 6% 7/1/00              Baa3       2,610                              2,592

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - CONTINUED

RETAIL & WHOLESALE,
MISCELLANEOUS - 0.6%

USA Networks, Inc./USANI LLC      Ba1       $ 10,000                           $ 9,545
6.75% 11/15/05

TOTAL RETAIL & WHOLESALE                                                        33,293

TECHNOLOGY - 1.1%

COMPUTERS & OFFICE EQUIPMENT
- 1.1%

Comdisco, Inc.:

5.95% 4/30/02                     Baa1       4,200                              4,070

6.375% 11/30/01                   Baa1       6,000                              5,900

6.45% 11/13/00                    Baa1       7,000                              7,026

7.25% 9/1/02                      Baa1       1,000                              1,001

                                                                                17,997

TRANSPORTATION - 1.3%

AIR TRANSPORTATION - 0.4%

Continental Airlines, Inc.
pass thru trust certificates:

7.434% 3/15/06                    Baa1       995                                979

7.73% 9/15/12                     Baa1       645                                631

Delta Air Lines, Inc.             Baa1       2,346                              2,384
equipment trust certificate
8.54% 1/2/07

United Air Lines, Inc.:

9% 12/15/03                       Baa3       2,000                              2,101

10.25% 7/15/21                    Baa3       1,000                              1,172

                                                                                7,267

RAILROADS - 0.9%

Burlington Northern Santa Fe
Corp.:

6.53% 7/15/37                     Baa2       10,000                             9,677

6.875% 12/1/27                    Baa2       2,000                              1,762

Norfolk Southern Corp. 7.05%      Baa1       2,510                              2,503
5/1/37

                                                                                13,942

TOTAL TRANSPORTATION                                                            21,209

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

UTILITIES - 4.5%

CELLULAR - 0.6%

Cable & Wireless                  Baa1      $ 10,240                           $ 10,235
Communications PLC 6.375%
3/6/03

ELECTRIC UTILITY - 1.3%

Avon Energy Partners Holdings:

6.46% 3/4/08 (b)                  Baa2       3,200                              3,044

7.05% 12/11/07 (b)                Baa2       6,000                              5,965

DR Investments UK PLC yankee      A2         2,000                              2,013
7.1% 5/15/02 (b)

Hydro-Quebec yankee 8% 2/1/13     A2         250                                268

Israel Electric Corp. Ltd.:

7.75% 12/15/27 (b)                A3         5,195                              4,566

yankee 7.25% 12/15/06 (b)         A3         1,000                              954

Texas Utilities Co. 6.375%        Baa3       3,730                              3,458
1/1/08

                                                                                20,268

GAS - 0.2%

Cms Panhandle Holding Co.:

6.125% 3/15/04                    Baa3       2,350                              2,250

7% 7/15/29                        Baa3       1,800                              1,615

                                                                                3,865

TELEPHONE SERVICES - 2.4%

AT&T Corp. 6.5% 3/15/29           A1         3,500                              3,090

GTE Corp. 7.83% 5/1/23            Baa1       1,000                              974

MCI WorldCom, Inc. 6.4%           A3         16,000                             15,460
8/15/05

Telecomunicaciones de Puerto      Baa2       3,075                              2,925
Rico, Inc. 6.65% 5/15/06 (b)

Teleglobe Canada, Inc.:

7.2% 7/20/09                      Baa1       7,900                              7,469

7.7% 7/20/29                      Baa1       10,281                             9,580

                                                                                39,498

TOTAL UTILITIES                                                                 73,866

TOTAL NONCONVERTIBLE BONDS                                                      595,500
(Cost $618,330)

U.S. GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - 16.6%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

U.S. GOVERNMENT AGENCY
OBLIGATIONS - 2.8%

Fannie Mae 6.5% 4/29/09           Aaa       $ 22,000                           $ 20,983

Federal Home Loan Bank:

7.31% 6/16/04                     Aaa        5,000                              5,163

7.36% 7/1/04                      Aaa        7,900                              8,174

7.87% 10/20/04                    Aaa        1,700                              1,795

Financing Corp. - coupon          Aaa        5,606                              4,171
STRIPS 0% 3/26/04

Freddie Mac 8.115% 1/31/05        Aaa        4,350                              4,657

TOTAL U.S. GOVERNMENT AGENCY                                                    44,943
OBLIGATIONS

U.S. TREASURY OBLIGATIONS -
13.8%

U.S. Treasury Bonds:

6.375% 8/15/27                    Aaa        3,500                              3,506

8.75% 5/15/17                     Aaa        11,220                             13,892

8.875% 8/15/17                    Aaa        19,560                             24,502

9.875% 11/15/15                   Aaa        15,900                             21,296

14% 11/15/11                      Aaa        1,170                              1,683

U.S. Treasury Notes:

4% 10/31/00                       Aaa        10,000                             9,845

6.5% 5/31/02                      Aaa        93,715                             95,472

7% 7/15/06                        Aaa        44,200                             46,424

U.S. Treasury Notes - coupon      Aaa        21,500                             9,907
STRIPS 0% 11/15/11

TOTAL U.S. TREASURY                                                             226,527
OBLIGATIONS

TOTAL U.S. GOVERNMENT AND                                                       271,470
GOVERNMENT AGENCY OBLIGATIONS
(Cost $274,282)

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES - 37.3%



FANNIE MAE - 34.1%

5.5% 1/1/09 to 4/1/11             Aaa        12,079                             11,458

6% 4/1/13 to 2/1/29               Aaa        77,837                             73,831

6.5% 12/1/25 to 8/1/29            Aaa        282,029                            270,473

7% 3/1/23 to 9/1/29               Aaa        41,115                             40,452

7.5% 7/1/25 to 10/1/29            Aaa        93,129                             93,400

8% 8/1/24 to 9/1/29               Aaa        60,398                             61,626

U.S. GOVERNMENT AGENCY -
MORTGAGE SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

FANNIE MAE - CONTINUED

8.5% 11/1/26 to 12/1/26           Aaa       $ 5,984                            $ 6,196

9.5% 4/1/17 to 12/1/18            Aaa        695                                738

TOTAL FANNIE MAE                                                                558,174

FREDDIE MAC - 0.2%

8.5% 5/1/25 to 8/1/27             Aaa        3,782                              3,916

GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION - 3.0%

6% 10/15/08 to 5/15/09            Aaa        2,729                              2,656

6.5% 2/15/28 to 4/15/29           Aaa        35,525                             33,959

7% 10/15/27                       Aaa        261                                256

7.5% 12/15/05 to 10/15/27         Aaa        11,291                             11,368

9.5% 7/15/16 to 3/15/22           Aaa        406                                431

TOTAL GOVERNMENT NATIONAL                                                       48,670
MORTGAGE ASSOCIATION

TOTAL U.S. GOVERNMENT AGENCY                                                    610,760
- MORTGAGE SECURITIES
(Cost $624,764)

ASSET-BACKED SECURITIES - 3.7%



American Express Credit           A1         2,600                              2,506
Account Master Trust 6.1%
12/15/06

Arcadia Automobile                Aaa        14,000                             14,000
Receivables Trust 6.5%
6/17/02

Capita Equipment Receivables      Baa2       1,760                              1,715
Trust 6.48% 10/15/06

Chevy Chase Auto Receivables      Aaa        919                                914
Trust 5.91% 12/15/04

Contimortgage Home Equity         Aaa        2,523                              2,513
Loan Trust 6.26% 7/15/12

Discover Card Master Trust I      A2         4,000                              3,907
5.85% 11/16/04

Ford Credit Auto Owner Trust:

6.2% 12/15/02                     Baa3       1,790                              1,765

6.4% 12/15/02                     Baa3       1,020                              1,004

6.87% 11/15/04                    A2         3,100                              3,092

JCP Master Credit Card Trust      Aaa        13,400                             12,789
5.5% 6/15/07

ASSET-BACKED SECURITIES -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Key Auto Finance Trust:

6.3% 10/15/03                     A2        $ 1,070                            $ 1,068

6.65% 10/15/03                    Baa3       314                                315

PNC Student Loan Trust I          Aaa        5,700                              5,704
6.314% 1/25/01

Premier Auto Trust 5.59%          Aaa        10,000                             9,794
2/9/04

TOTAL ASSET-BACKED SECURITIES                                                   61,086
(Cost $62,064)

COMMERCIAL MORTGAGE
SECURITIES - 1.4%



CS First Boston Mortgage
Securities Corp.:

Series 1997-C2 Class D, 7.27%     Baa2       2,200                              2,012
1/17/35

Series 1998-FL1:

Class D, 5.68% 12/10/00 (b)(c)    A2         3,800                              3,762

Class E, 6.2206% 1/10/13          Baa2       5,260                              5,155
(b)(c)

Equitable Life Assurance
Society of the United States
(The) Series 174:

Class B-1, 7.33% 5/15/06 (b)      Aa2        1,000                              996

Class C-1, 7.52% 5/15/06 (b)      A2         1,000                              994

GS Mortgage Securities Corp.      Baa3       2,000                              1,717
II Series 1998-GLII Class E,
7.1905% 4/13/31 (b)(c)

Morgan Stanley Capital I,
Inc. Series 1998-CF1:

Class D, 7.35% 1/15/12            Baa2       3,125                              2,800

Class E, 7.35% 12/15/12           Baa3       1,074                              873

Thirteen Affiliates of            Aaa        3,000                              2,891
General Growth Properties,
Inc. sequential pay Series 1
Class A-2, 6.602% 12/15/10
(b)

Wells Fargo Capital Markets       Aaa        1,943                              1,930
Apartment Financing Trust
Series APT Class 1, 6.56%
12/29/05 (b)

TOTAL COMMERCIAL MORTGAGE                                                       23,130
SECURITIES
(Cost $24,175)

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (D) - 1.7%



Korean Republic yankee:

8.75% 4/15/03                     Baa3       2,905                              3,005

8.875% 4/15/08                    Baa3       2,672                              2,758

New Brunswick Province yankee     A1         500                                527
7.625% 2/15/13

Ontario Province 7%, 8/4/05       Aa3        2,000                              2,034

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)            VALUE (NOTE 1) (000S)

Quebec Province:

yankee:

7.125% 2/9/24                     A2        $ 480                              $ 461

7.5% 7/15/23                      A2         15,480                             15,581

7% 1/30/07                        A2         4,000                              4,008

Saskatchewan Province yankee      A2         300                                340
8.5% 7/15/22

TOTAL FOREIGN GOVERNMENT AND                                                    28,714
GOVERNMENT AGENCY OBLIGATIONS
(Cost $30,528)

SUPRANATIONAL OBLIGATIONS -
0.5%



Inter American Development        Aaa        8,000                              7,854
Bank yankee  6.29% 7/16/27
(Cost $7,948)


CASH EQUIVALENTS - 3.4%

                              MATURITY AMOUNT (000S)

Investments in repurchase     $ 54,945                              54,937
agreements (U.S. Government
obligations), in a joint
trading account at 5.43%,
dated 9/30/99 due 10/1/99
(Cost $54,937)

TOTAL INVESTMENT PORTFOLIO -                                        1,653,451
101.0%
(Cost $1,697,028)

NET OTHER ASSETS - (1.0)%                                           (15,897)

NET ASSETS - 100%                                                 $ 1,637,554

LEGEND

(a) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $68,045,000 or 4.2% of net assets.

(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(d) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS          S&P RATINGS

Aaa, Aa, A        72.1%  AAA, AA, A    69.8%

Baa               24.1%  BBB           23.4%

Ba                1.4%   BB            1.0%

B                 0.0%   B             0.0%

Caa               0.0%   CCC           0.0%

Ca, C             0.0%   CC, C         0.0%

                         D             0.0%

INCOME TAX INFORMATION

At September 30, 1999, the aggregate cost of investment securities for income tax purposes was $1,698,254,000. Net unrealized depreciation aggregated $44,803,000, of which $2,634,000 related to appreciated investment securities and $47,437,000 related to depreciated investment securities.

The fund hereby designates approximately $457,000 as a capital gain dividend for the purpose of the dividend paid deduction.

The fund intends to elect to defer to its fiscal year ending September 30, 2000 approximately $10,570,000 of losses recognized during the period November 1, 1998 to September 30, 1999.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                  SEPTEMBER 30, 1999

ASSETS

Investment in securities, at              $ 1,653,451
value (including repurchase
agreements of $54,937) (cost
$1,697,028) -  See
accompanying schedule

Cash                                       1,516

Receivable for fund shares                 2,607
sold

Interest receivable                        20,071

 TOTAL ASSETS                              1,677,645

LIABILITIES

Payable for investments         $ 36,509
purchased

Payable for fund shares          1,979
redeemed

Distributions payable            911

Accrued management fee           692

 TOTAL LIABILITIES                         40,091

NET ASSETS                                $ 1,637,554

Net Assets consist of:

Paid in capital                           $ 1,691,672

Undistributed net investment               474
income

Accumulated undistributed net              (11,015)
realized gain (loss)  on
investments and foreign
currency transactions

Net unrealized appreciation                (43,577)
(depreciation) on investments

NET ASSETS, for 163,662                   $ 1,637,554
shares outstanding

NET ASSET VALUE, offering                  $10.01
price and redemption price
per share ($1,637,554
(divided by) 163,662 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                    YEAR
                                        ENDED SEPTEMBER 30, 1999

INVESTMENT INCOME                       $ 91,136
Interest

EXPENSES

Management fee                $ 8,389

Non-interested trustees'       5
compensation

 Total expenses before         8,394
reductions

 Expense reductions            (1,781)   6,613

NET INVESTMENT INCOME                    84,523

REALIZED AND UNREALIZED GAIN             (1,742)
(LOSS)
Net realized gain (loss) on
investment securities

Change in net unrealized                 (79,841)
appreciation (depreciation)
on investment securities

NET GAIN (LOSS)                          (81,583)

NET INCREASE (DECREASE) IN              $ 2,940
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED SEPTEMBER 30, 1999  YEAR ENDED SEPTEMBER 30, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 84,523                       $ 50,090
income

 Net realized gain (loss)         (1,742)                        11,120

 Change in net unrealized         (79,841)                       28,204
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       2,940                          89,414
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (84,467)                       (50,184)
From net investment income

 From net realized gain           (2,620)                        -

 In excess of net realized        (6,924)                        -
gain

 TOTAL DISTRIBUTIONS              (94,011)                       (50,184)

Share transactions Net            1,197,543                      918,877
proceeds from sales of shares

 Reinvestment of distributions    81,973                         43,355

 Cost of shares redeemed          (771,182)                      (331,925)

 NET INCREASE (DECREASE) IN       508,334                        630,307
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       417,263                        669,537
IN NET ASSETS

NET ASSETS

 Beginning of period              1,220,291                      550,754

 End of period (including        $ 1,637,554                    $ 1,220,291
undistributed net investment
income and distribution in
excess of net investment
income of $474 and $14,
respectively)

OTHER INFORMATION
Shares

 Sold                             116,572                        87,981

 Issued in reinvestment of        7,968                          4,148
distributions

 Redeemed                         (74,907)                       (31,812)

 Net increase (decrease)          49,633                         60,317


FINANCIAL HIGHLIGHTS

YEARS ENDED SEPTEMBER 30,        1999      1998      1997      1996      1995

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 10.700  $ 10.250  $ 9.980   $ 10.170  $ 9.510
of period

Income from Investment            .620 B    .634 B    .640 B    .655      .693
Operations Net investment
income

Net realized and unrealized       (.610)    .453      .273      (.211)    .673
gain (loss)

Total from investment             .010      1.087     .913      .444      1.366
operations

Less Distributions

From net investment income        (.620)    (.637)    (.643)    (.634)    (.686)

From net realized gain            (.022)    -         -         -         -

In excess of net realized gain    (.058)    -         -         -         (.020)

Total distributions               (.700)    (.637)    (.643)    (.634)    (.706)

Net asset value, end of period   $ 10.010  $ 10.700  $ 10.250  $ 9.980   $ 10.170

TOTAL RETURN A                    0.10%     10.95%    9.43%     4.46%     14.94%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,638   $ 1,220   $ 551     $ 344     $ 148
(in millions)

Ratio of expenses to average      .47% C    .38% C    .48% C    .65%      .65%
net assets

Ratio of net investment           6.04%     6.11%     6.36%     6.35%     6.92%
income  to average net assets

Portfolio turnover rate           148%      222%      194%      169%      147%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

NOTES TO FINANCIAL STATEMENTS
For the period ended September 30, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan Investment Grade Bond Fund (the fund) is a fund of Fidelity Charles Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, futures, market discount and losses deferred due to wash sales, futures and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will

1. SIGNIFICANT ACCOUNTING
POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS -
CONTINUED

reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

DELAYED DELIVERY TRANSACTIONS. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $2,475,278,000 and $1,919,764,000, respectively, of which U.S. government and government agency obligations aggregated
$1,956,043,000 and $1,691,387,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR pays all expenses, except the compensation of the non-interested Trustees and certain exceptions such as interest, taxes, brokerage commissions and extraordinary expenses. FMR receives a fee that is computed daily at an annual rate of .60% of the fund's average net assets. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the non-interested Trustees.

SUB-ADVISER FEE. FMR, on behalf of the fund, has entered into a sub-advisory agreement(effective January 1, 1999) with Fidelity Investments Money Management, Inc. (FIMM), a wholly owned subsidiary of FMR. For its services, FIMM receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.

5. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above an annual rate of .50% of average net assets. Effective January 1, 1999, the expense limitation changed from .38% to .50% of average net assets. For the period, the reimbursement reduced expenses by $1,773,000.

In addition, FMR has entered into arrangements on behalf of the fund with the fund's custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's expenses were reduced by $8,000 under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Charles Street Trust and the Shareholders of Spartan Investment Grade Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Investment Grade Bond Fund (a fund of Fidelity Charles Street Trust) at September 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Investment Grade Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
November 8, 1999

OTHER FUND INFORMATION


CHANGE IN INDEPENDENT AUDITOR.

Based on the recommendation of the Audit Committee of Spartan Investment Grade Bond, the Board of Trustees has determined not to retain PricewaterhouseCoopers LLP as the fund's independent auditor and voted to appoint Deloitte & Touche LLP for the fiscal year ending September 30, 2000. For the fiscal years ended September 30, 1999 and September 30, 1998, PricewaterhouseCoopers LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the fund and PricewaterhouseCoopers LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference to the disagreement in their report.

DISTRIBUTIONS


The Board of Trustees of Spartan Investment Grade Bond Fund voted to pay on December 21, 1998 to shareholders of record at the opening of business on December 18, 1998, a distribution of $.08 per share derived from capital gains realized from sales of portfolio securities.

A total of 11.89% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2000 of amounts for use in preparing 1999 income tax returns.

PROXY VOTING RESULTS


A special meeting of the fund's shareholders was held on October 5, 1999. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To authorize the Trustees to adopt an amended and restated Declaration of Trust.*

                    # OF                % OF
                    VOTES CAST          VOTES CAST
Affirmative         7,814,341,510.26    77.480

Against             350,207,085.34      3.472

Abstain             1,921,059,118.40    19.048

TOTAL               10,085,607,714.00   100.000

Broker Non-Votes    1,561,206.99

PROPOSAL 2
To approve an amended management contract for the fund that would reduce the management fee and allow future modifications of the contract without a shareholder vote if permitted by the Investment Company Act of 1940.

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         841,336,247.31   92.873

Against             19,441,497.90    2.146

Abstain             45,126,242.71    4.981

TOTAL               905,903,987.92   100.000

Broker Non-Votes    1,561,206.99

PROPOSAL 3
To approve an amended sub-advisory agreement with FMR Far East to allow FMR, FMR Far East, and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the Investment Company Act of 1940.

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         839,341,576.13   92.652

Against             19,336,491.54    2.135

Abstain             47,225,920.25    5.213

TOTAL               905,903,987.92   100.000

Broker Non-Votes    1,561,206.99

PROPOSAL 4
To approve an amended sub-advisory agreement with FMR U.K. to allow FMR, FMR U.K., and the trust, on behalf of the fund, to modify the agreement subject to the requirements of the Investment Company Act of 1940.

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         839,842,157.27   92.708

Against             18,290,814.67    2.019

Abstain             47,771,015.98    5.273

TOTAL               905,903,987.92   100.000

Broker Non-Votes    1,561,206.99

PROPOSAL 5
To amend the fundamental investment limitation concerning diversification to exclude "securities of other investment companies" from the limitation.

                    # OF             % OF
                    VOTES CAST       VOTES CAST
Affirmative         831,226,907.01   91.757

Against             30,611,526.38    3.379

Abstain             44,065,554.53    4.864

TOTAL               905,903,987.92   100.000

Broker Non-Votes    1,561,206.99

* DENOTES TRUST-WIDE PROPOSALS AND
 VOTING RESULTS.

OF SPECIAL NOTE


INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)FIDELITY AUTOMATED
SERVICE TELEPHONE (FASTSM)

1-800-544-5555

PRESS

1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0 To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE
ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED
OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE
PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

INVESTMENT ADVISER

Fidelity Management & Research
 Company
Boston, MA

INVESTMENT SUB-ADVISERS

Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
Fidelity Investments
 Money Management, Inc.,
Merrimack, New Hampshire

OFFICERS

Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Kevin E. Grant, Vice President
Stanley N. Griffith, Assistant Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES

Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
Abigail P. Johnson

* INDEPENDENT TRUSTEES

SIG-ANN-1199  88023
1.703372.102

GENERAL DISTRIBUTOR

Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT

Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN

The Bank of New York
New York, NY

FIDELITY'S TAXABLE BOND FUNDS

Capital & Income
Ginnie Mae
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Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Term Bond
Spartan(registered trademark) Government Income
Spartan Investment Grade Bond
Strategic Income
Target TimelineSM 1999, 2001 & 2003

THE FIDELITY TELEPHONE CONNECTION

MUTUAL FUND 24-HOUR SERVICE

Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
 Telephone (FASTSM)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com